VANGUARD
BOND FUNDS

VANGUARD SHORT-TERM TREASURY FUND
VANGUARD SHORT-TERM FEDERAL FUND
VANGUARD SHORT-TERM CORPORATE FUND
VANGUARD INTERMEDIATE-TERM TREASURY FUND
VANGUARD INTERMEDIATE-TERM CORPORATE FUND
VANGUARD GNMA FUND
VANGUARD LONG-TERM TREASURY FUND
VANGUARD LONG-TERM CORPORATE FUND
VANGUARD HIGH-YIELD CORPORATE FUND

[PHOTO]

ANNUAL REPORT
JANUARY 31, 2000

[THE VANGUARD GROUP LOGO]

[PHOTO]
John C. Bogle

FELLOW SHAREHOLDERS:

Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

     Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

     While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant four years ago. What more could a man ask? While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

     But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

    You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.



                                             /s/ JOHN C. BOGLE


CONTENTS

REPORT FROM THE CHAIRMAN ............................1

THE MARKETS IN PERSPECTIVE ..........................7

REPORTS FROM THE ADVISERS ...........................9

PERFORMANCE SUMMARIES ..............................13

FUND PROFILES ......................................23

FINANCIAL STATEMENTS ...............................33

REPORT OF INDEPENDENT ACCOUNTANTS ..................54

[PHOTO]
John J. Brennan

REPORT FROM THE CHAIRMAN

Interest rates rose sharply and bond prices fell during the 12 months ended January 31, 2000, as surprisingly strong economic growth sparked fears of higher inflation. In this difficult environment, five of the nine Vanguard Bond Funds posted negative total returns for the fiscal year.

     The returns of our funds varied widely according to maturity and credit quality. Our Short-Term Corporate Fund registered the highest return, earning 2.8% for the 12 months, while our Long-Term Treasury Fund provided a total return of -8.4%.

     The adjacent table presents the 12-month total return (capital change plus reinvested dividends) for each fund, broken down into capital and income components, as well as each fund's yield as of January 31. It also presents the return for the Institutional Shares of the Short-Term Corporate Fund, which are available for a minimum investment of $50 million.

----------------------------------------------------------------------
                                  FISCAL YEAR ENDED JANUARY 31, 2000
                                --------------------------------------
                                            COMPONENTS OF
                                            TOTAL RETURN
                                           --------------
                                                            SEC 30-DAY
                              TOTAL     INCOME    CAPITAL   ANNUALIZED
BOND FUND                    RETURN     RETURN    RETURN      YIELD
----------------------------------------------------------------------
SHORT-TERM FUNDS
  Treasury                     1.2%      5.2%      -4.0%      6.44%
  Federal                      1.6       5.6       -4.0       6.44
  Corporate                    2.8       6.2       -3.4       7.16
----------------------------------------------------------------------
INTERMEDIATE-TERM FUNDS
  Treasury                    -4.6%      5.5%     -10.1%      6.73%
  Corporate                   -2.7       6.2       -8.9       7.82
  GNMA                        -0.9       6.4       -7.3       6.86
----------------------------------------------------------------------
LONG-TERM FUNDS
  Treasury                    -8.4%      5.3%     -13.7%      6.59%
  Corporate                   -7.4       5.9      -13.3       7.48
----------------------------------------------------------------------
High-Yield
  Corporate Fund               0.2%      8.0%      -7.8%       9.54%
----------------------------------------------------------------------

INSTITUTIONAL SHARES
----------------------------------------------------------------------
Short-Term Corporate           2.9%      6.3%      -3.4%      7.27%
----------------------------------------------------------------------

     The net asset value of each of our funds declined during the 12 months. Our Long-Term Treasury Fund experienced the biggest price drop--nearly 14%. Prices of existing bonds move in the opposite direction from market interest rates, so the market value of bonds (and bond funds) rises when interest rates fall and declines when rates move higher. The effect is most significant for longer-term bonds, which are more sensitive than shorter-term securities to interest rate changes. The price change of a bond or a bond fund--spelled out in its capital return--reflects the sensitivity to interest rates. Generally, the maturities of our funds are longer than those of their competitors. Consequently, our relative performance--as well as our absolute results--is more affected, especially in the short term, by the direction of rates and the magnitude of the changes.

     As we have often reminded you, interest rates--and, thus, the prices of bonds--can shift rapidly. For example, thanks to falling interest rates, the capital return of the Long-Term Corporate Fund was 2.9% in fiscal 1999 and 7.9% in fiscal 1998. In fiscal

1997, when rates rose, the fund's capital return was -6.0%. Over long periods, these swings have tended to be offsetting, leaving interest income as the dominant factor in the total return for bond funds. That's why investors with long time horizons need not be overly concerned about short-term changes in the market value of bonds.

       Though a rise in interest rates results in an immediate decline in a bond fund's net asset value, it has an important positive effect for long-term bond investors: higher income. The yields of our funds on January 31 were considerably higher than they were a year ago. The increase in yields ranged from 0.62 percentage point for the GNMA Fund to more than 1.8 percentage points for our Intermediate-Term Treasury Fund, whose yield was 6.73% on January 31, up from 4.89% a year earlier. The important point about higher yields is that reinvested income becomes more productive. Per-share figures for each fund, including net asset values, income dividends, and any capital gains distributions, are listed in a table that follows this letter.

FINANCIAL MARKETS IN REVIEW

During the 12 months ended January 31, the U.S. economy continued to grow. The unemployment rate reached a 30-year low, and consumer confidence was at an all-time high. However, good economic news is often bad news for bonds. Bond investors viewed the continued economic expansion with trepidation because higher growth rates can ignite higher inflation, the enemy of bonds. (Rising prices diminish the purchasing power of a bond's interest payments.) Indeed, the Consumer Price Index did record an increase in the inflation rate--to 2.7% during the fiscal year ended January 31, from 1.7% during the previous 12 months. However, much of the increase stemmed from a sharp spike in oil prices.

     The yield of the 30-year Treasury bond rose 140 basis points to 6.49% during the period, and the yield of the 10-year Treasury jumped more than 2 percentage points to 6.67%. Investors were thus being paid more for taking less risk--a striking illustration of stress in the bond market. The yield of 3-month T-bills rose to 5.69% from 4.45% a year ago. The Lehman Aggregate Bond Index--which measures the entire taxable U.S. bond market and has an intermediate-term average maturity--returned -1.9%. The Lehman Long Treasury Index returned -8.3%.

     The Federal Reserve Board, seeking to slow the economy and preempt any acceleration in inflation, increased short-term interest rates three times, by a total of 75 basis points, during the fiscal year. Surprisingly, higher interest rates did not stop the stock market's ascent, though there were some sharp interim setbacks.

     The Wilshire 5000 Total Market Index, which tracks the entire U.S. stock market, gained 14.4% during the fiscal year. Small- and mid-capitalization stocks managed to outpace large-cap stocks for the first time in several years:
The large-cap-dominated Standard & Poor's 500 Index gained 10.3%, less than one-third of the remarkable 31.7% gain of the Wilshire 4500 Completion Index (measuring the total U.S. market except for the S&P 500 stocks). Growth stocks, particularly technology-related issues, drove most of the gains.

FISCAL 2000 PERFORMANCE OVERVIEW

On an absolute basis, it was a disappointing 12 months for the Vanguard Bond Funds. On a relative basis, our performance was mixed. The returns of two of our short-term funds and our GNMA Fund surpassed those of comparable funds, but our other funds fell short of the average returns of their peers. In the case of the Long-Term Corporate Fund, our shortfall amounted to nearly 4 percentage points. We will note that, over the past 16 years, our funds have provided superior annual returns relative to their competitors 79% of the time (in 86 out of 109 yearly comparisons--a total that reflects the varying lengths of time our funds have existed). The adjacent table presents our returns compared with those of peer funds for the 2000 fiscal year.

     Our funds generally have average maturities that are longer than those of comparable mutual funds, a distinction that hurts our relative performance when interest rates are rising (as they were during fiscal 2000) and helps us when rates are stable or falling (as they were during fiscal 1999).

-----------------------------------------------------------------------------
                                                   TOTAL RETURNS
                                        FISCAL YEAR ENDED JANUARY 31, 2000
                                      ---------------------------------------
                                                     AVERAGE
                                      VANGUARD      COMPETING
BOND FUND                               FUND          FUND*        DIFFERENCE
-----------------------------------------------------------------------------
Short-Term Treasury                     1.2%           1.4%          -0.2%
Short-Term Federal                      1.6            0.8           +0.8
Short-Term Corporate                    2.8            1.3           +1.5
-----------------------------------------------------------------------------
Intermediate-Term Treasury             -4.6%          -3.0%          -1.6%
Intermediate-Term Corporate            -2.7           -2.3           -0.4
GNMA                                   -0.9           -1.3           +0.4
-----------------------------------------------------------------------------
Long-Term Treasury                     -8.4%          -6.2%          -2.2%
Long-Term Corporate                    -7.4           -3.6           -3.8
-----------------------------------------------------------------------------
High-Yield Corporate                    0.2%           2.3%          -2.1%
-----------------------------------------------------------------------------

INSTITUTIONAL SHARES
-----------------------------------------------------------------------------
Short-Term Corporate                    2.9%           1.3%          +1.6%
-----------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

     Though our High-Yield Corporate Fund eked out a slightly positive return of 0.2%, its performance fell well short of the 2.3% total return of its average peer. Despite rising interest rates and an increase in default rates, higher-yielding bonds performed relatively well during the 12 months. This is primarily because the robust health of the economy and the booming stock market improve chances that companies will be able to make good on their debt obligations. (Conversely, in a slowing economy, below-investment-grade bonds are perceived to be more risky because companies may have more difficulty earning enough to pay their debts.) The fund's investment adviser, Wellington Management Company, LLP, emphasizes bonds that are, on average, higher in credit quality than those of comparable funds. This approach mitigates risk but sacrifices the higher yields available on more speculative securities. Our fund holds virtually all of its assets in bonds rated B or higher, while our average peer holds about 15% of its assets in bonds rated below B. During fiscal 2000, the highest returns were earned by the very riskiest securities--those that are not rated by the major credit agencies. Our fund shuns these issues; our average peer holds about 8% of its assets in nonrated bonds.

     Our GNMA Fund declined over the fiscal year, returning -0.9%. Though a negative return is never good news, our return was better than the average return of GNMA mutual funds. Mortgage-backed securities are generally less sensitive to interest rate changes than other intermediate-term bonds. However, they carry significant prepayment risk--when interest rates are falling, many homeowners refinance their loans at lower rates. This added risk is why GNMAs must pay higher yields than comparable-maturity Treasury securities.

The threat of prepayments was, of course, not a factor during fiscal 1999. Generally, mortgage-backed securities earned higher income returns--and experienced less significant capital declines--than their intermediate-term bond counterparts.

     As noted earlier, our long-term funds fared worst, both on an absolute basis and relative to comparable mutual funds. The Long-Term Corporate Fund, which returned -7.4% during the 12 months, was farthest behind its average peer, which returned -3.6%. For the past several years, the Long-Term Corporate Fund has seen the pool of long-term high-quality bonds shrink rapidly. For example, during 1998, bonds rated AAA and AA together represented just 15% of the new issuance in the investment-grade market. That trend continued in 1999. As a result, the fund's Board of Trustees recently decided to broaden the range of securities in which the fund may invest, allowing the Long-Term Corporate Fund to buy bonds with slightly lower credit quality. The fund's benchmark will change from the Lehman Long Corporate AA or Better Index to the Lehman Long Corporate A or Better Index. While this will very slightly lower the fund's overall credit quality, it will give our adviser greater flexibility in seeking bonds with promising returns. The fund's average maturity, and, thus its sensitivity to interest rate changes, will not materially change.

LONG-TERM PERFORMANCE OVERVIEW

Over a longer period, eight of our nine funds have solidly outperformed bond mutual funds with similar objectives and policies. The table below summarizes each fund's long-term total return, comparing it with the average return of comparable mutual funds during the same period. The table also shows how $10,000 investments in our funds and their competitors would have grown over those periods. The Performance Summaries on pages 13 through 22 give details of the funds' long-term performance, including charts showing

---------------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL RETURNS
                                                             TEN YEARS ENDED JANUARY 31, 2000
                                   ----------------------------------------------------------------------------------------
                                           AVERAGE ANNUAL RETURN                FINAL VALUE OF A $10,000 INITIAL INVESTMENT
                                   ----------------------------------------     -------------------------------------------
                                                   AVERAGE                                        AVERAGE
                                   VANGUARD       COMPETING                       VANGUARD       COMPETING
BOND FUND                            FUND           FUND         DIFFERENCE         FUND           FUND         DIFFERENCE
---------------------------------------------------------------------------------------------------------------------------
Short-Term Treasury*                 5.7%           5.3%           +0.4%           $15,813        $15,282        $   531
Short-Term Federal                   6.6            5.9            +0.7             18,964         17,712          1,252
Short-Term Corporate                 7.0            6.1            +0.9             19,762         18,071          1,691
---------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Treasury*          6.8%           6.1%           +0.7%           $17,283        $16,325        $   958
Intermediate-Term Corporate*         5.4            4.7            +0.7             13,875         13,333            542
GNMA                                 7.7            6.9            +0.8             21,012         19,409          1,603
---------------------------------------------------------------------------------------------------------------------------
Long-Term Treasury                   8.7%           7.2%           +1.5%           $23,008        $20,008         $3,000
Long-Term Corporate                  8.8            7.1            +1.7             23,342         19,878          3,464
---------------------------------------------------------------------------------------------------------------------------
High-Yield Corporate                10.0%          10.0%            0.0%           $25,860        $25,940        $   (80)+
---------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------

Short-Term Corporate**               5.1%           4.0%           +1.1%         $56,203,306    $54,834,568     $1,368,738
---------------------------------------------------------------------------------------------------------------------------

 *Since inception: Short-Term Treasury and Intermediate-Term Treasury, October
  28, 1991; Intermediate-Term Corporate, November 1, 1993.

**Returns since inception, September 30, 1997; results based on initial investment of $50 million.

 +Difference due to rounding of returns.

each fund's cumulative returns for the past ten years (or its lifetime) and year-by-year breakdowns of its income and capital returns.

     Our margins of outperformance ranged from 0.4% a year for our Short-Term Treasury Fund to 1.7% annually for our Long-Term Corporate Fund. This edge can add up over time. In the case of the Long-Term Corporate Fund, a $10,000 investment made ten years ago would have grown to $23,342, compared with $19,878 in its average peer--a difference of $3,464, or nearly 35% of the initial investment.

     Only our High-Yield Corporate Fund failed to top its average peer during the decade. However, it's important to note that our fund delivered a return similar to the average for its competitors--and a terrific absolute result of 10.0% a year--at a considerably lower level of risk.

     For our Short-Term Treasury and Intermediate-Term Treasury Funds, the period since inception covers a little more than eight years; for the Intermediate-Term Corporate Fund, just over six years.

     Our strong overall performance is the result of excellent investment management by Vanguard's Fixed Income Group and Wellington Management Company, LLP and our significant cost advantage. Costs matter because they directly affect performance. For the fiscal year, our funds' expense ratios (annual expenses as a percentage of average net assets) averaged about 0.27%--$2.70 per $1,000 invested--a small fraction of the 1.04%, or $10.40 for every $1,000, charged by the average fixed-income fund. Because a bond fund's expenses directly reduce the income, and thus the total return, the fund produces, lower costs provide our funds with a significant advantage. Over long periods, differences in costs account for virtually all of the difference in total returns between mutual funds investing in bonds of similar maturities and credit quality.

     Of course, the returns presented on page 4 cannot be considered a promise of what's to come for bond investors. Over the past ten years, bond investors have benefited from a general decline in interest rates and moderate levels of inflation. Therefore, these returns reflect nearly ideal conditions for bonds. What the future will bring, of course, is anyone's guess. The best predictor of long-term returns from bonds--though it's far from infallible--is the current yield on those bonds. Based on current yields, long-term bonds can be reasonably expected to provide average returns of about 6.5% to 7% over the next decade or so, a bit below the returns of the recent past but a solid result, especially if inflation remains relatively tame.

IN SUMMARY

The recent difficulties in the bond market may prompt investors to question the value of diversification. But abandoning laggards and chasing winners is a risky strategy. As the last month of the fiscal year showed, the stock market can be volatile, and consistently stellar returns are by no means guaranteed.

     The huge disparity between stock and bond returns has not shaken our belief that investors are best served by selecting and sticking with a mix of stock, bond, and money market funds appropriate to their investment time horizon, goals, and risk tolerance.

A well-balanced portfolio provides exposure to the market's upside while limiting some of the downside. Investors should keep their eyes on the far horizon and not let interim turbulence sway them from their course.

/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

February 19, 2000

A NOTE OF THANKS TO OUR FOUNDER

As you may have read on the inside cover of our report, our founder, John C. Bogle, retired on December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

FUND STATISTICS
---------------------------------------------------------------------------------------------------------------------
                                                      NET ASSET VALUE               TWELVE MONTHS
                                                         PER SHARE               ENDED JAN. 31, 2000          SEC
                                                  ---------------------         ---------------------        30-DAY
                                                  JAN. 31,     JAN. 31,          INCOME     CAPITAL        ANNUALIZED
FUND                                               1999          2000           DIVIDENDS    GAINS*          YIELD
---------------------------------------------------------------------------------------------------------------------
Short-Term Treasury                               $10.37        $ 9.94           $0.534      $0.017          6.44%
Short-Term Federal                                 10.26          9.85            0.567        --            6.44
Short-Term Corporate                               10.86         10.49            0.660        --            7.16
---------------------------------------------------------------------------------------------------------------------
Intermediate-Term Treasury                        $11.16        $10.03           $0.625        --            6.73%
Intermediate-Term Corporate                        10.07          9.13            0.623      $0.046          7.82
GNMA                                               10.47          9.71            0.669        --            6.86
---------------------------------------------------------------------------------------------------------------------
Long-Term Treasury                                $11.42        $ 9.74           $0.611      $0.120          6.59%
Long-Term Corporate                                 9.38          8.08            0.561       0.055          7.48
---------------------------------------------------------------------------------------------------------------------
High-Yield Corporate                              $ 7.90        $ 7.28           $0.631        --            9.54%
---------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------
Short-Term Corporate                              $10.86        $10.49           $0.673        --            7.27%
---------------------------------------------------------------------------------------------------------------------

*Includes long-term and short-term capital gains distributions.

THE MARKETS IN PERSPECTIVE
YEAR ENDED JANUARY 31, 2000

The surprising strength of global economic growth was something of a tonic for stocks but seemed toxic for bonds during the fiscal year ended January 31, 2000. Interest rates soared--causing bond prices to fall--as investors and central banks worried that the rapid expansion in economic activity would cause inflation to worsen. Financial markets were anything but boring, as day-to-day price fluctuations for bonds and stocks were pronounced during the period.

U.S. STOCK MARKETS

The U.S. economy's performance was superlative during the fiscal year. Economic output grew at an inflation-adjusted rate of about 4%, a very rapid pace for a huge economy that has been expanding without pause for a record 107 months--nearly nine years. Growth also picked up in Asia and Europe. U.S. unemployment fell to 4.0% of the workforce, the lowest rate in 30 years. Inflation accelerated a bit--largely due to a 125% increase in oil prices--but the 2.7% increase in the Consumer Price Index (CPI) was hardly extreme. Corporate profits rose at a double-digit rate, providing some support for stock prices, which ordinarily are hurt by rising interest rates. Even so, some of the biggest gains were in stocks of companies with no profits at all.

----------------------------------------------------------------------------------------------------
                                                                        AVERAGE ANNUAL RETURNS
                                                                    PERIODS ENDED JANUARY 31, 2000
                                                                   ---------------------------------
                                                                       1 YEAR    3 YEARS     5 YEARS
----------------------------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                                                        10.3%     22.9%       26.6%
  Russell 2000 Index                                                   17.7      11.7        16.6
  Wilshire 5000 Index                                                  14.4      22.2        25.5
  MSCI EAFE Index                                                      19.6      14.9        12.6
----------------------------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                                         -1.9%       5.5%        7.2%
  Lehman 10 Year Municipal Bond Index                                 -3.1        4.5         6.5
  Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index                                           4.8        5.0         5.2
----------------------------------------------------------------------------------------------------
OTHER
  Consumer Price Index                                                 2.7%       2.0%        2.3%
----------------------------------------------------------------------------------------------------

     The overall market, as measured by the Wilshire 5000 Total Market Index, recorded a 14.4% return, despite a -4.1% decline in the final month of the fiscal year. Small- and mid-capitalization stocks, which had lagged large-cap stocks for most of the previous five years, were the star performers. The 10.3% return of the large-cap S&P 500 Index, which represents more than 75% of the total market's value, badly trailed the 31.7% return of the rest of the market, as measured by the Wilshire 4500 Completion Index.

     The rise in the market averages obscured extremely wide variations in returns for various sectors. The small "other energy" category, home to oil exploration and services companies that benefited from pricier oil, soared 56%. But the consumer-staples group, which includes a number of big beverage, food, and tobacco companies, posted a horrid -19% return. Technology companies, which have become the market's largest sector, returned 38%. So did the producer-durables group, which includes several fast-growing makers of high-technology and telecommunications equipment. Higher fuel prices were a factor in the -13% decline for the auto & transportation group.

     In general, the market rewarded rapid growth and even the prospect of rapid growth while punishing sectors where actual or expected growth was subpar. This wide disparity based on expectations is reflected in the price/earnings (P/E) ratios for various sectors. For example, as of January 31, technology stocks in the S&P 500 Index had a market-cap weighted average P/E ratio of 56, more than five times the average P/E of 10 for auto & transportation stocks.

U.S. BOND MARKETS

Bond prices, which move in the opposite direction from interest rates, dropped almost continuously throughout the fiscal year. In part, the rise in rates reflected more borrowing by corporations and individuals. But a major factor was the anticipation that the U.S. economy's strong expansion would either rekindle inflation or force the Federal Reserve Board to keep boosting rates to counter that threat.

     Official inflation gauges sent ambiguous signals. The CPI rose 2.7% during the 12 months ended January 31, versus 1.7% during the previous 12 months. However, the CPI's "core rate," which excludes energy and food prices, gained a relatively modest 1.9%.

     The Fed, trying to cool the economy, raised its target for short-term interest rates on June 30 by one-quarter percentage point. It did so by a quarter-point again in August and November and, just after the end of our fiscal year, on February 2--a total increase of 1 full point in just over seven months.

     For the year, the Lehman Aggregate Bond Index, which has an intermediate-term average maturity and is a proxy for the entire taxable bond market, posted a -1.9% decline. On balance, yields rose by about 2 percentage points for intermediate-term U.S. Treasury securities. The 10-year Treasury's yield was 6.67% on January 31, 202 basis points above its 4.65% yield a year earlier. The rate increase was less pronounced--140 basis points--for 30-year Treasury bonds, which benefited because the federal government's growing budget surplus is reducing the supply of long-term securities.

     This led late in the fiscal year to an unusual "inversion" of the yield curve--instead of the usual upward-sloping curve, with yields rising steadily along with the maturity of Treasury bonds, the highest yields were for shorter-term bonds. As of January 31, for example, the yield of 3-year Treasury notes was 6.69%, while 30-year bonds yielded 6.49%. Short-term rates, which are most influenced by the Fed's moves, increased about 125 basis points; the yield on 3-month Treasury bills rose to 5.69% on January 31, 124 basis points above the level when the fiscal year began.

INTERNATIONAL STOCK MARKETS

Expanding economic activity and increased merger and acquisition activity were foundations of a strong year in international stock markets, which generally outperformed Wall Street. The biggest returns were from Pacific-region and emerging markets that bounced back from severe slumps in the previous two years.

     The overall return for U.S. investors from developed markets was 19.6%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East Index. The MSCI Pacific Free Index was up 48.0% in U.S.-dollar terms, as returns of 38.5% in local currencies were boosted nearly 10 percentage points due to a rise in the value of the Japanese yen versus the dollar. In Europe, currency fluctuations had the opposite effect: A 20.8% local return was reduced to 8.3% for U.S. investors because the value of European currencies generally slumped versus the dollar.

     Emerging stock markets enjoyed a remarkable rebound. The Select Emerging Markets Free Index returned 57.8%, making up almost all the ground lost in the two previous years.

REPORT FROM VANGUARD FIXED INCOME GROUP
SHORT-TERM TREASURY, FEDERAL, AND CORPORATE FUNDS;
INTERMEDIATE-TERM TREASURY AND CORPORATE FUNDS; AND
LONG-TERM TREASURY FUND

The fiscal year ended January 31, 2000, was an ugly period for bond investors. Interest rates moved steadily higher in response to a strong economy that prompted the Federal Reserve Board (the Fed) to tighten monetary policy by raising rates. For shareholders of the Vanguard Bond Funds, increasing market interest rates eroded net asset values.

     As the fiscal year began, the bond market was recovering from a chaotic period following Russia's default on its debts in August 1998. The Russian crisis initiated a wave of fear that engulfed global markets. As fear triumphed over greed, investors seeking quality and liquidity flocked to U.S. Treasury securities. Their buying pushed yields down to levels not seen in a generation. On October 5, 1998, the benchmark 30-year Treasury bond yielded 4.72%. The markets in other fixed-income securities (corporate bonds, mortgages, and asset-backed securities) were near gridlock, so the Fed reduced short-term interest rates three times to improve liquidity.

     The Fed's rate reductions had the desired effect: Liquidity improved for other segments of the bond market, with spreads between bid and offering prices returning to the near-normal levels that had prevailed in the first half of 1998. By early 1999, as the specter of financial Armageddon receded in investors' minds, the market began to see a reversal of the flight to quality that had sent buyers flocking to Treasuries. Investors began to focus on economic news to determine price levels. What they saw was an American economy that was growing very rapidly, propelled by strong consumer spending and capital investment. Real (inflation-adjusted) gross domestic product grew at a rate of about 4% for all of 1999, and in the second half of the year growth accelerated to an annualized rate of nearly 6%. The demand for workers by U.S. companies caused the unemployment rate to fall to a 30-year low. Although inflation remained subdued, the bond market was plagued by concern that the Fed would raise interest rates to forestall a future rise in prices. The Fed, indeed, raised its target for short-term rates three times in increments of 25 basis points, (four times, if we count the increase on February 2, after our year-end). Investors had anticipated those increases by selling bonds, which caused the steady rise in rates that we saw during the fiscal year. The 30-year Treasury bond closed the period with a yield of 6.49%, up 1.4 percentage points from its opening level.

     Yields increased even more for many other segments of the Treasury bond market. In January 2000, the Treasury announced that current and projected federal budget surpluses would enable it to cut back the issuance of 30-year bonds and that it would begin buying back outstanding long-term bonds. The prospect of a shrinking supply of bonds with maturities of 15 years or more resulted in greater demand for these bonds, so their yields rose more slowly than yields on shorter-term instruments. Yields on Treasuries with maturities between 2 and 10 years, for example, rose a bit more than 2 percentage points during the fiscal year.

     Although corporate and mortgage-backed securities also were hurt by the rise in market rates, they generally suffered less than Treasuries. Investors who shunned these sectors a year ago were eager purchasers during fiscal 2000, causing a narrowing in the gap between yields of these bonds and those of Treasuries.

A REVIEW OF OUR FUNDS

The rise in interest rates and the resulting fall in bond prices caused negative capital returns for our funds, offsetting much or all of the income they generated. (A breakdown of capital and income returns is presented in the Chairman's report on page 1.)

     During fiscal 2000, we maintained the average durations of our funds below those of their benchmarks. We thus were able to mitigate some of the damage done to net asset values by rising interest rates (a longer duration implies increased sensitivity to rate changes). However, our Intermediate- and Long-Term Treasury Funds typically have higher average duration than their mutual fund peers, a characteristic that hurts when interest rates are rising, as during the past year. As noted above, demand for corporate securities increased this year, which helped the corporate funds to outperform their Treasury counterparts.

THE RISKS AHEAD

At this point, the market appears to have "priced in" additional Fed tightening of monetary policy. The consensus is that the Fed will raise its target federal funds rate an additional 0.50% by mid-2000. Whether such steps will slow the economy enough to suit the Fed is debatable. However, the rise in yields since autumn 1998 has significantly boosted income from bonds, something that will help counter the blow to prices if the Fed raises rates further than expected. Corporate bonds provide attractive yield premiums if we are correct in our view that the economy will continue growing at a healthy pace.

     The Vanguard Bond Funds provide a wide range of risk/return combinations so that investors can select the fund whose characteristics best suit their needs. It is appropriate for investors to periodically reevaluate their holdings as risk and return relationships change. For our part, we remain committed to providing disciplined portfolio management at the lowest possible cost.


Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
John W. Hollyer, Principal


February 15, 2000


INVESTMENT PHILOSOPHY

The funds reflect a belief that no one bond portfolio is right for all investors. The funds offer an array of portfolios with specific maturity and quality characteristics so investors can select the portfolio or combination of portfolios appropriate to their needs.

REPORT FROM WELLINGTON
MANAGEMENT COMPANY, LLP
GNMA FUND; LONG-TERM CORPORATE FUND;
AND HIGH-YIELD CORPORATE FUND

Interest rates rose sharply during our fiscal year, creating an unfavorable environment for bonds. Rates increased by about 2 percentage points (200 basis points) on intermediate-term Treasury bonds over the 12 months.

     The GNMA, Long-Term Corporate, and High-Yield Corporate Funds are all affected, to varying degrees, by changes in the level and direction of interest rates. The GNMA Fund generally behaves like an intermediate-term bond fund, and its net asset value generally fluctuates less than that of a long-term fund. However, large swings in interest rates--which affect homeowners' decisions to prepay or stick with their mortgages--can lead to dramatic changes in the expected duration of the GNMA Fund. For the Long-Term Corporate Fund, the rise in rates during the past year caused a sharp decline in net asset value, because long-term bonds are most sensitive to changes in rates. The High-Yield Corporate Fund suffered less because its net asset value is usually affected more by changes in credit quality of its bond holdings than by changes in interest rates.

     Interest rates began rising early in the fiscal year, well before the Federal Reserve Board's June 30 decision to boost short-term rates by 25 basis points--the first of three such increases during the 12 months.

     The fiscal year saw above-average "risk premiums" on corporate bonds--the additional yield available to investors for investing in these bonds rather than in U.S. Treasury securities, which have no credit risk. The higher risk premiums have persisted, even though corporate profits are strong and the domestic economy is healthy, because the federal budget surplus is enabling the Treasury to reduce its supply of securities. In the past, a strong economy tended to keep risk premiums relatively low.

GNMA FUND

Yields increased and prices declined during fiscal 2000 for GNMAs and other mortgage-backed securities--just as for other bonds. As a result, the total return for your GNMA Fund was -0.9% for the 12 months. The -7.3% decline in the market value of the fund's securities was in line with their intermediate-term maturity structure. Most GNMA issues fared better than comparable-maturity securities issued by the Treasury and government agencies.

     Although returns of GNMA securities in the past 12 months were disappointing, their yields today are very generous compared with both the current inflation rate and comparable Treasury securities. For these reasons, we believe that future returns will be better than those achieved in fiscal 2000. We expect a moderate amount of price volatility to continue in fixed-income security markets--years like the past one will always occur from time to time. However, we believe that your GNMA Fund will continue to offer yields and long-term returns above those of similarly structured securities while also carrying the guarantee of the U.S. government as to payment of principal and interest.

LONG-TERM CORPORATE FUND

The average maturity of this fund's holdings is 19 years, in keeping with its charter as an investment-grade, long-term corporate bond fund. The fund's average duration also is long, at slightly less than nine years, which indicates that the net asset value is extremely sensitive to changes in long-term interest rates. A duration of nine years means that if interest rates move up or down by 100 basis points (1 percentage point), the fund's net asset value can be expected to fall or rise by 9%. Rates on long-term corporate bonds rose by almost 1.5% during the fiscal year, resulting in a -13.3% capital return for the fund and a total return of -7.4%. The fund has excellent call protection, meaning that most issuers of bonds it holds cannot redeem those bonds if interest rates decline. This helps to protect the fund's income stream from falling rates.

     As the past 12 months demonstrated, the major risk faced by the Long-Term Corporate Fund is higher interest rates. A second risk is always present as well--that the creditworthiness of corporate bond issuers could decline. To mitigate this risk, the fund is well diversified by issuer and industry. More than 80% of its assets are invested in issues rated A or better, and most of the issuers are well-established, larger companies with stable operating histories. The fund does not own securities from emerging markets, and it invests in foreign bonds only if they're denominated in U.S. dollars.

HIGH-YIELD CORPORATE FUND

The market for below-investment-grade, or high-yield, bonds is a hybrid one. Under some conditions, high-yield bonds follow the direction of the stock market; at other times, they behave like other bonds. The High-Yield Corporate Fund squeaked out a positive return (0.2%) during the 12 months ended January 31 despite both rising interest rates and defaults on a record $23 billion worth of high-yield bonds ($5 billion more than the old record set in 1991). The vibrant domestic economy and the rising stock market softened the impact of these two blows.

     With the Fed raising interest rates, and thus implicitly restricting credit, the high-yield market may face headwinds for another six months or so. When rates are up, the marginal borrower or lower-rated issuer must pay a steeper risk premium to obtain credit. We have begun to see this phenomenon. Investors' tolerance for risk will diminish if the Fed succeeds in its effort to slow the economy's growth rate.

     We remain very selective with respect to credit. We are avoiding smaller start-up companies and focusing, as always, on the higher-quality spectrum of the below-investment-grade market. The fund continues to emphasize cash-paying issues, most of which are rated B or better. We maintain a modest reserve of U.S. Treasury securities to ensure liquidity.

Paul D. Kaplan, Senior Vice President and Portfolio Manager
Earl E. McEvoy, Senior Vice President and Portfolio Manager

February 14, 2000

PERFORMANCE SUMMARY
SHORT-TERM TREASURY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: OCTOBER 28, 1991-JANUARY 31, 2000

---------------------------------------------------------
                SHORT-TERM TREASURY FUND          LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL        TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
---------------------------------------------------------
1992         1.2%         1.4%        2.6%         3.0%
1993         3.3          5.4         8.7          9.0
1994         0.8          4.7         5.5          6.1
1995        -4.8          5.2         0.4         -0.1
1996         4.8          6.6        11.4         12.0
1997        -1.9          5.8         3.9          4.1
1998         1.1          6.0         7.1          7.9
1999         1.2          5.5         6.7          7.0
2000        -4.0          5.2         1.2          1.3
---------------------------------------------------------

*Lehman 1-5 Year Treasury Index.
See Financial Highlights table on page 43 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: OCTOBER 28, 1991-JANUARY 31, 2000
--------------------------------------------------------------------------------

                                                Average                 Lehman
                        Short-Term              Short                   1-5 Year
                        Treasury                Treasury                Treasury
                        Fund                    Fund*                   Index
10/28/91                10000                   10000                   10000
1991  10                10045                   10045                   10045
1992  01                10260                   10271                   10302
1992  04                10357                   10360                   10404
1992  07                10767                   10684                   10834
1992  10                10893                   10782                   10965
1993  01                11157                   10974                   11225
1993  04                11425                   11169                   11481
1993  07                11473                   11233                   11587
1993  10                11650                   11393                   11793
1994  01                11775                   11499                   11912
1994  04                11513                   11287                   11607
1994  07                11662                   11418                   11764
1994  10                11681                   11433                   11751
1995  01                11822                   11560                   11897
1995  04                12199                   11885                   12291
1995  07                12550                   12142                   12677
1995  10                12820                   12385                   12958
1996  01                13165                   12701                   13327
1996  04                13019                   12556                   13182
1996  07                13182                   12703                   13350
1996  10                13520                   13010                   13715
1997  01                13677                   13136                   13870
1997  04                13791                   13228                   13984
1997  07                14145                   13573                   14402
1997  10                14368                   13762                   14652
1998  01                14649                   14008                   14966
1998  04                14773                   14123                   15081
1998  07                14990                   14326                   15325
1998  10                15545                   14806                   15926
1999  01                15625                   14868                   16006
1999  04                15643                   14884                   16017
1999  07                15635                   14891                   16045
1999  10                15828                   15049                   16232
2000  01                15813                   15282                   16211



                                       AVERAGE ANNUAL TOTAL RETURNS
                                      PERIODS ENDED JANUARY 31, 2000
                                     ---------------------------------
                                                               SINCE          FINAL VALUE OF A
                                     1 YEAR      5 YEARS     INCEPTION       $10,000 INVESTMENT
------------------------------------------------------------------------------------------------
Short-Term Treasury Fund              1.20%       5.99%         5.70%            $15,813
Average Short Treasury Fund*          1.36        5.62          5.27              15,282
Lehman 1-5 Year Treasury Index        1.28        6.38          6.02              16,211
------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*

----------------------------------------------------------------------------------------------------------
                                                                                 SINCE INCEPTION
                                 INCEPTION                                  ------------------------------
                                   DATE          1 YEAR     5 YEARS         CAPITAL    INCOME      TOTAL
----------------------------------------------------------------------------------------------------------
Short-Term Treasury Fund      10/28/1991        1.85%        6.37%         0.23%        5.56%       5.79%
----------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
SHORT-TERM FEDERAL FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: DECEMBER 31, 1987-JANUARY 31, 2000

---------------------------------------------------------
                SHORT-TERM FEDERAL FUND         LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL      TOTAL
YEAR         RETURN      RETURN      RETURN      RETURN
---------------------------------------------------------
1988         0.5%         0.5%         1.0%         1.9%
1989        -2.7          8.4          5.7          5.0
1990         1.1          9.0         10.1         10.5
1991         1.9          8.6         10.5         11.1
1992         3.1          7.5         10.6         11.3
1993         2.3          6.2          8.5          8.9
1994         1.1          5.1          6.2          6.1
1995        -5.6          5.4         -0.2         -0.1
1996         5.0          6.4         11.4         12.0
1997        -1.7          6.2          4.5          4.1
1998         0.8          6.3          7.1          7.9
1999         0.7          5.9          6.6          6.9
2000        -4.0          5.6          1.6          1.3
---------------------------------------------------------

*Lehman 1-5 Year Government Index.

See Financial Highlights table on page 44 for dividend information for the past five years.

CUMULATIVE PERFORMANCE: JANUARY 31, 1990-JANUARY 31, 2000
--------------------------------------------------------------------------------

                                       Average             Lehman
                   Short-Term          1-5 Year            1-5 Year
                   Federal             Government          Government
                   Fund                Fund*               Index
1990 01            10000               10000               10000
1990 04            10082               10088               10069
1990 07            10489               10468               10509
1990 10            10692               10672               10742
1991 01            11046               11027               11113
1991 04            11275               11234               11366
1991 07            11494               11410               11577
1991 10            11930               11864               12065
1992 01            12218               12116               12371
1992 04            12347               12213               12495
1992 07            12859               12607               13006
1992 10            13003               12742               13162
1993 01            13255               13011               13470
1993 04            13568               13262               13778
1993 07            13705               13372               13904
1993 10            13944               13610               14149
1994 01            14081               13709               14292
1994 04            13740               13341               13929
1994 07            13890               13396               14119
1994 10            13874               13431               14105
1995 01            14051               13559               14279
1995 04            14510               13942               14751
1995 07            14922               14272               15212
1995 10            15266               14674               15551
1996 01            15657               15012               15988
1996 04            15550               14835               15819
1996 07            15743               14947               16024
1996 10            16161               15409               16462
1997 01            16363               15546               16650
1997 04            16494               15664               16790
1997 07            16930               16034               17288
1997 10            17190               16360               17588
1998 01            17518               16618               17957
1998 04            17681               16735               18101
1998 07            17941               16917               18393
1998 10            18520               17466               19090
1999 01            18668               17566               19194
1999 04            18719               17604               19220
1999 07            18649               17474               19243
1999 10            18916               17766               19479
2000 01            18964               17712               19448


                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                       PERIODS ENDED JANUARY 31, 2000
                                                      ---------------------------------        FINAL VALUE OF A
                                                      1 YEAR      5 YEARS     10 YEARS       $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------------------
Short-Term Federal Fund                               1.59%       6.18%         6.61%              $18,964
Average 1-5 Year Government Fund*                     0.83        5.49          5.88                17,712
Lehman 1-5 Year Government Index                      1.32        6.37          6.88                19,448
----------------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*
                                                                                        10 YEARS
                                   INCEPTION                                 ------------------------------
                                      DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
-----------------------------------------------------------------------------------------------------------
Short-Term Federal Fund            12/31/1987       2.07%       6.51%          0.27%       6.32%      6.59%
-----------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
SHORT-TERM CORPORATE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost.


TOTAL INVESTMENT RETURNS: OCTOBER 29, 1982-JANUARY 31, 2000

---------------------------------------------------------
              SHORT-TERM CORPORATE FUND          LEHMAN*
FISCAL       CAPITAL     INCOME      TOTAL        TOTAL
YEAR         RETURN      RETURN      RETURN      RETURN
---------------------------------------------------------
1983         0.5%        2.7%        3.2%         4.6%
1984        -1.1        10.6         9.5         10.9
1985         2.3        11.7        14.0         14.1
1986         3.7        10.5        14.2         14.6
1987         2.9         8.7        11.6         11.9
1988        -2.2         7.4         5.2          6.8
1989        -1.9         8.2         6.3          6.5
1990         1.1         9.1        10.2         10.7
1991         1.5         9.0        10.5          9.8
1992         3.6         8.1        11.7         13.4
1993         2.6         6.7         9.3          9.5
1994         0.4         5.7         6.1          7.9
1995        -4.9         5.5         0.6          0.3
1996         5.2         6.8        12.0         13.8
1997        -1.7         6.2         4.5          4.6
1998         1.1         6.4         7.5          8.0
1999        -0.1         6.3         6.2          7.1
2000        -3.4         6.2         2.8          1.5
---------------------------------------------------------

*Lehman 1-5 Year Investment Grade Index.

See Financial Highlights table on page 44 for dividend information for the past five years.


CUMULATIVE PERFORMANCE: JANUARY 31, 1990-JANUARY 31, 2000
--------------------------------------------------------------------------------

                              Average       Lehman
                 Short-Term   1-5 Year      1-5 Year
                 Corporate    Investment*   Investment
                 Fund         Grade Fund    Grade Index
1990 01          10000        10000         10000
1990 04          10102        10115         10091
1990 07          10509        10460         10547
1990 10          10704        10602         10645
1991 01          11047        10893         10980
1991 04          11352        11201         11392
1991 07          11563        11396         11637
1991 10          12023        11797         12124
1992 01          12339        12056         12454
1992 04          12470        12217         12613
1992 07          13016        12617         13171
1992 10          13132        12737         13280
1993 01          13486        12955         13631
1993 04          13777        13214         14013
1993 07          13881        13360         14207
1993 10          14135        13635         14490
1994 01          14310        13720         14706
1994 04          13999        13428         14304
1994 07          14196        13567         14557
1994 10          14207        13649         14556
1995 01          14397        13709         14746
1995 04          14888        14070         15314
1995 07          15339        14464         15851
1995 10          15684        14849         16248
1996 01          16117        15169         16774
1996 04          15987        15024         16573
1996 07          16192        15207         16805
1996 10          16631        15662         17317
1997 01          16846        15793         17538
1997 04          16990        15905         17686
1997 07          17482        16342         18296
1997 10          17754        16649         18562
1998 01          18115        16893         18943
1998 04          18305        17040         19133
1998 07          18589        17268         19439
1998 10          18960        17728         19973
1999 01          19231        17845         20281
1999 04          19371        17920         20388
1999 07          19343        17847         20291
1999 10          19613        18132         20588
2000 01          19762        18071         20589


                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                        PERIODS ENDED JANUARY 31, 2000
                                                       ---------------------------------     FINAL VALUE OF A
                                                       1 YEAR      5 YEARS      10 YEARS    $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------------
Short-Term Corporate Fund                              2.77%       6.54%         7.05%           $19,762
Average 1-5 Year Investment Grade Fund*                1.27        5.68          6.10             18,071
Lehman 1-5 Year Investment Grade Index                 1.52        6.90          7.49             20,589
--------------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*

--------------------------------------------------------------------------------------------------------------
                                                                                            10 YEARS
                                           INCEPTION                             -----------------------------
                                             DATE        1 YEAR      5 YEARS     CAPITAL     INCOME      TOTAL
--------------------------------------------------------------------------------------------------------------
Short-Term Corporate Fund                 10/29/1982       3.30%       6.82%      0.34%       6.68%      7.02%
--------------------------------------------------------------------------------------------------------------


*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
SHORT-TERM CORPORATE FUND INSTITUIONAL SHARES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost.



TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1997-JANUARY 31, 2000

----------------------------------------------------------------
                        SHORT-TERM CORPORATE FUND
                          INSTITUTIONAL SHARES           LEHMAN*
FISCAL               CAPITAL     INCOME      TOTAL       TOTAL
YEAR                  RETURN     RETURN      RETURN      RETURN
----------------------------------------------------------------
1998                   0.6%       2.2%        2.8%         3.6%
1999                  -0.1        6.4         6.3          7.1
2000                  -3.4        6.3         2.9          1.5
----------------------------------------------------------------

*Lehman 1-5 Year Investment Grade Index.

See Financial Highlights table on page 45 for dividend information since the fund's inception.


CUMULATIVE PERFORMANCE: SEPTEMBER 30, 1997-JANUARY 31, 2000
--------------------------------------------------------------------------------

            Short-Term              Average                 Lehman
            Corporate Fund          1-5 Year                1-5 Year
            Institutional           Ivestment               Investment
            Shares                  Grade Fund*             Grade Index
9/30/97     50000000                50000000                50000000
1997 10     50357578                50325000                50350000
1998 01     51397170                51260913                51793400
1998 04     51950999                51712708                52312378
1998 07     52772848                52448778                53148887
1998 10     53841123                53595645                54608396
1999 01     54626181                54146903                55450014
1999 04     55043333                54381084                55744070
1999 07     54978555                54205812                55476809
1999 10     55763639                54817625                56290334
2000 01     56203306                54834568                56292855



                                                               AVERAGE ANNUAL TOTAL RETURNS
                                                               PERIODS ENDED JANUARY 31, 2000  FINAL VALUE OF
                                                               ------------------------------   A $50,000,000
                                                               1 YEAR         SINCE INCEPTION    INVESTMENT
-------------------------------------------------------------------------------------------------------------
Short-Term Corporate Fund Institutional Shares                 2.89%               5.13%        $56,203,306
Average 1-5 Year Investment Grade Fund*                        1.27                4.03          54,834,568
Lehman 1-5 Year Investment Grade Index                         1.52                5.20          56,292,855
-------------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*

---------------------------------------------------------------------------------------------------------------------
                                                                                               SINCE INCEPTION
                                                              INCEPTION                 -----------------------------
                                                                DATE        1 YEAR      CAPITAL     INCOME     TOTAL
---------------------------------------------------------------------------------------------------------------------
Short-Term Corporate Fund Institutional Shares                9/30/1997     3.43%       -1.12%       6.37%     5.25%
---------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
INTERMEDIATE-TERM TREASURY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: OCTOBER 28, 1991-JANUARY 31, 2000

-------------------------------------------------------
            INTERMEDIATE-TERM TREASURY FUND     LEHMAN*
FISCAL      CAPITAL     INCOME      TOTAL       TOTAL
YEAR        RETURN      RETURN      RETURN      RETURN
-------------------------------------------------------
1992         1.9%       1.7%         3.6%         4.0%
1993         6.1        7.0         13.1         13.2
1994         4.1        6.0         10.1         10.6
1995        -9.6        5.7         -3.9         -4.5
1996        11.7        7.3         19.0         19.6
1997        -4.9        6.2          1.3          1.3
1998         4.1        6.7         10.8         11.7
1999         3.3        6.1          9.4         10.0
2000       -10.1        5.5         -4.6         -5.0
-------------------------------------------------------

*Lehman 5-10 Year Treasury Index.

See Financial Highlights table on page 45 for dividend information for the past five years.


CUMULATIVE PERFORMANCE: OCTOBER 28, 1991-JANUARY 31, 2000
--------------------------------------------------------------------------------

                    Intermediate-       Average             Lehman
                    Term                Intermediate        5-10 Year
                    Treasury            Treasury            Treasury
                    Fund                Fund*               Index
10/28/91            10000               10000               10000
1991  10            10105               10105               10105
1992  01            10359               10359               10396
1992  04            10376               10381               10424
1992  07            11128               11026               11184
1992  10            11260               11127               11316
1993  01            11721               11498               11764
1993  04            12178               11857               12202
1993  07            12431               12067               12525
1993  10            12793               12427               12935
1994  01            12904               12498               13015
1994  04            12144               11908               12194
1994  07            12331               12049               12382
1994  10            12115               11936               12141
1995  01            12401               12102               12435
1995  04            12993               12505               13060
1995  07            13636               12930               13732
1995  10            14185               13340               14288
1996  01            14753               13808               14874
1996  04            14098               13315               14199
1996  07            14268               13448               14364
1996  10            14849               13903               14984
1997  01            14941               13998               15072
1997  04            14999               14013               15091
1997  07            15711               14638               15916
1997  10            16045               14922               16294
1998  01            16551               15335               16834
1998  04            16591               15360               16864
1998  07            16950               15649               17252
1998  10            17989               16471               18472
1999  01            18114               16530               18521
1999  04            17711               16305               18088
1999  07            17344               16064               17728
1999  10            17540               16221               17896
2000  01            17283               16325               17597


                                            AVERAGE ANNUAL TOTAL RETURNS
                                           PERIODS ENDED JANUARY 31, 2000
                                           -------------------------------
                                                                   SINCE         FINAL VALUE OF A
                                          1 YEAR      5 YEARS    INCEPTION     $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------
Intermediate-Term Treasury Fund           -4.59%       6.86%       6.85%           $17,283
Average Intermediate Treasury Fund*       -3.01        6.02        6.11             16,325
Lehman 5-10 Year Treasury Index           -4.99        7.19        7.08             17,597
-------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*

--------------------------------------------------------------------------------------------------------------
                                                                                       SINCE INCEPTION
                                       INCEPTION                                ------------------------------
                                         DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
--------------------------------------------------------------------------------------------------------------
Intermediate-Term Treasury Fund       10/28/1991     -3.52%       7.37%         0.68%        6.30%      6.98%
--------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
INTERMEDIATE-TERM CORPORATE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: NOVEMBER 1, 1993-JANUARY 31, 2000

-------------------------------------------------------
           INTERMEDIATE-TERM CORPORATE FUND     LEHMAN*
FISCAL      CAPITAL     INCOME       TOTAL      TOTAL
YEAR        RETURN      RETURN      RETURN      RETURN
-------------------------------------------------------
1994         0.4%       1.3%         1.7%        2.4%
1995        -9.7        6.0         -3.7        -4.0
1996        12.1        7.8         19.9        21.1
1997        -4.2        6.5          2.3         2.7
1998         3.3        6.9         10.2        10.4
1999         1.2        6.5          7.7         8.4
2000        -8.9        6.2         -2.7        -3.7
-------------------------------------------------------

*Lehman 5-10 Year Investment Grade Index.

See Financial Highlights table on page 46 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: NOVEMBER 1, 1993-JANUARY 31, 2000
--------------------------------------------------------------------------------

                    Intermediate-       Average             Lehman
                    Term                Intermediate        5-10 Year
                    Corporate           Investment          Investment
                    Fund                Grade Fund*         Grade Index
11/1/93             10000               10000               10000
1994 01             10166               10148               10244
1994 04              9583                9661                9576
1994 07              9718                9773                9782
1994 10              9563                9663                9605
1995 01              9787                9842                9831
1995 04             10300               10242               10401
1995 07             10834               10651               10953
1995 10             11267               10996               11398
1996 01             11738               11363               11903
1996 04             11246               11028               11421
1996 07             11388               11159               11565
1996 10             11884               11559               12099
1997 01             12007               11678               12220
1997 04             12054               11740               12251
1997 07             12674               12282               12968
1997 10             12906               12481               13154
1998 01             13237               12797               13491
1998 04             13345               12316               13608
1998 07             13585               13118               13844
1998 10             13977               13472               14263
1999 01             14260               13647               14621
1999 04             14070               12949               14424
1999 07             13758               13306               14052
1999 10             13935               13463               14245
2000 01             13875               13333               14082




                                                      AVERAGE ANNUAL TOTAL RETURNS
                                                     PERIODS ENDED JANUARY 31, 2000
                                                     -------------------------------
                                                                             SINCE         FINAL VALUE OF A
                                                    1 YEAR      5 YEARS    INCEPTION     $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------------
Intermediate-Term Corporate Fund                    -2.70%       7.23%         5.38%            $13,875
Average Intermediate Investment Grade Fund*         -2.30        6.26          4.71              13,333
Lehman 5-10 Year Investment Grade Index             -3.69        7.45          5.63              14,082
-----------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*

------------------------------------------------------------------------------------------------------------------------
                                                                                                 SINCE INCEPTION
                                                 INCEPTION                                -----------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Corporate Fund                 11/1/1993     -1.53%       7.71%         -1.07%       6.57%       5.50%
------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
GNMA FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: JUNE 27, 1980-JANUARY 31, 2000


-------------------------------------------------------
                       GNMA FUND                LEHMAN*
FISCAL      CAPITAL     INCOME       TOTAL      TOTAL
YEAR        RETURN      RETURN      RETURN      RETURN
-------------------------------------------------------
1981        -12.5%       6.2%       -6.3%        -8.8%
1982         -9.5        13.5         4.0          1.7
1983         16.3        15.8        32.1         39.6
1984         -0.1        12.3        12.2         12.0
1985          0.5        13.0        13.5         15.4
1986          7.2        12.4        19.6         22.6
1987          1.9        10.3        12.2         13.6
1988         -4.1         9.4         5.3          6.8
1989         -3.6         9.4         5.8          6.6
1990          2.1         9.9        12.0         12.9
1991          3.2         9.7        12.9         13.2
1992          4.1         8.9        13.0         12.9
1993          2.4         8.0        10.4         10.1
1994         -1.0         6.2         5.2          6.1
1995         -6.5         6.9         0.4         -0.3
1996          7.6         8.0        15.6         15.5
1997         -2.1         7.3         5.2          5.6
1998          2.5         7.4         9.9          9.8
1999          0.0         6.8         6.8          6.7
2000         -7.3         6.4        -0.9          0.3
-------------------------------------------------------

*Lehman GNMA Index.

See Financial Highlights table on page 46 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JANUARY 31, 1990-JANUARY 31, 2000
--------------------------------------------------------------------------------

                                        Average             Lehman
                    GNMA Fund           GNMA Fund           GNMA Index
1990 01             10000               10000               10000
1990 04              9971                9964                9991
1990 07             10599               10569               10656
1990 10             10693               10673               10726
1991 01             11285               11195               11316
1991 04             11550               11412               11600
1991 07             11842               11690               11918
1991 10             12512               12264               12558
1992 01             12752               12471               12779
1992 04             12905               12593               12958
1992 07             13491               13178               13464
1992 10             13663               13288               13663
1993 01             14079               13678               14075
1993 04             14311               13933               14346
1993 07             14570               14255               14624
1993 10             14623               14367               14698
1994 01             14809               14483               14930
1994 04             14291               13876               14354
1994 07             14586               14141               14655
1994 10             14407               13924               14472
1995 01             14862               14252               14892
1995 04             15529               14833               15586
1995 07             16112               15449               16205
1995 10             16629               15884               16670
1996 01             17187               16343               17198
1996 04             16857               15982               16979
1996 07             17095               16212               17208
1996 10             17772               16765               17862
1997 01             18072               16968               18163
1997 04             18221               17069               18343
1997 07             18980               17857               19089
1997 10             19404               18172               19507
1998 01             19853               18542               19933
1998 04             20076               18706               20177
1998 07             20412               19073               20513
1998 10             20826               19402               20906
1999 01             21202               19658               21261
1999 04             21275               19690               21422
1999 07             20812               19373               21087
1999 10             21293               19689               21552
2000 01             21012               19409               21323



                                AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED JANUARY 31, 2000
                              ---------------------------------     FINAL VALUE OF A
                              1 YEAR       5 YEARS     10 YEARS    $10,000 INVESTMENT
-------------------------------------------------------------------------------------
GNMA Fund                     -0.89%       7.17%         7.71%          $21,012
Average GNMA Fund*            -1.27        6.37          6.86            19,409
Lehman GNMA Index              0.29        7.44          7.87            21,323
-------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*

-----------------------------------------------------------------------------------------
                                                                      10 YEARS
                    INCEPTION                              ------------------------------
                      DATE        1 YEAR       5 YEARS     CAPITAL      INCOME      TOTAL
-----------------------------------------------------------------------------------------
GNMA Fund           6/27/1980      0.78%       7.80%        0.19%       7.52%      7.71%
-----------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
LONG-TERM TREASURY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: MAY 19, 1986-JANUARY 31, 2000
-------------------------------------------------------

                LONG-TERM TREASURY FUND          LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL      TOTAL
YEAR         RETURN      RETURN      RETURN      RETURN
-------------------------------------------------------
1987         3.1%       5.5%         8.6%        11.9%
1988        -7.7        8.0          0.3          1.5
1989        -2.2        8.6          6.4          5.1
1990         2.7        8.6         11.3         12.3
1991         2.2        8.8         11.0         11.6
1992         4.1        8.3         12.4         13.4
1993         6.1        8.0         14.1         14.6
1994         8.9        7.2         16.1         16.7
1995       -13.0        6.3         -6.7         -7.5
1996        18.7        8.0         26.7         27.4
1997        -8.2        6.4         -1.8         -1.6
1998         9.7        7.1         16.8         18.3
1999         5.8        6.2         12.0         12.3
2000       -13.7        5.3         -8.4         -8.3
-------------------------------------------------------

*Lehman Long Treasury Index.

See Financial Highlights table on page 47 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JANUARY 31, 1990-JANUARY 31, 2000
---------------------------------------------------------

                    Long-Term           Average General     Lehman Long
                    Treasury Fund       Treasury Fund       Treasury Index
1990 01             10000               10000               10000
1990 04              9660                9783                9693
1990 07             10396               10421               10474
1990 10             10286               10380               10378
1991 01             11100               11053               11157
1991 04             11330               11253               11391
1991 07             11396               11343               11464
1991 10             12132               12065               12261
1992 01             12480               12388               12655
1992 04             12413               12245               12575
1992 07             13408               12965               13656
1992 10             13428               13069               13676
1993 01             14244               13658               14508
1993 04             14840               13986               15143
1993 07             15733               14537               16089
1993 10             16516               15292               16917
1994 01             16535               15346               16935
1994 04             15072               14126               15341
1994 07             15317               14245               15605
1994 10             14705               14055               14953
1995 01             15430               14494               15667
1995 04             16231               14872               16536
1995 07             17402               15546               17723
1995 10             18618               16602               18969
1996 01             19553               17328               19964
1996 04             17899               16100               18306
1996 07             18188               16185               18602
1996 10             19170               17181               19623
1997 01             19192               17368               19649
1997 04             19172               16984               19613
1997 07             20756               17962               21399
1997 10             21374               18734               22100
1998 01             22425               19643               23237
1998 04             22378               19241               23200
1998 07             23204               19587               24087
1998 10             24698               20941               25704
1999 01             25121               21319               26086
1999 04             23890               20211               24777
1999 07             23106               19615               24010
1999 10             23229               20099               24111
2000 01             23008               20008               23928


                                         AVERAGE ANNUAL TOTAL RETURNS
                                        PERIODS ENDED JANUARY 31, 2000
                                       ---------------------------------     FINAL VALUE OF A
                                       1 YEAR       5 YEARS     10 YEARS    $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------
Long-Term Treasury Fund               -8.41%          8.32%       8.69%           $23,008
Average General Treasury Fund*        -6.15           6.66        7.18             20,008
Lehman Long Treasury Index            -8.27           8.84        9.12             23,928
-------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*

-------------------------------------------------------------------------------------------------
                                                                              10 YEARS
                             INCEPTION                             ------------------------------
                               DATE         1 YEAR       5 YEARS   CAPITAL      INCOME      TOTAL
-------------------------------------------------------------------------------------------------
Long-Term Treasury Fund      5/19/1986      -8.66%       8.61%     1.03%        7.12%       8.15%
-------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
LONG-TERM CORPORATE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: JANUARY 31, 1980-JANUARY 31, 2000

-------------------------------------------------------
                LONG-TERM CORPORATE FUND         LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL      TOTAL
YEAR         RETURN      RETURN      RETURN      RETURN
-------------------------------------------------------
1981        -3.5%       11.7%        8.2%         3.0%
1982        -4.7        13.2         8.5         -0.8
1983        13.3        15.0        28.3         43.4
1984        -2.0        12.3        10.3          9.9
1985         0.0        13.4        13.4         17.4
1986         7.4        12.9        20.3         25.1
1987         5.6        10.9        16.5         21.1
1988        -7.5         9.3         1.8          3.0
1989        -2.5         9.6         7.1          6.6
1990         1.1         9.6        10.7         11.2
1991         0.3         9.5         9.8         11.2
1992         7.6         9.5        17.1         15.5
1993         6.6         8.5        15.1         13.8
1994         6.5         7.3        13.8         12.6
1995       -11.9         6.8        -5.1         -5.3
1996        15.3         8.3        23.6         23.9
1997        -6.0         6.9         0.9          0.7
1998         7.9         7.6        15.5         15.3
1999         2.9         6.6         9.5         10.3
2000       -13.3         5.9        -7.4         -8.3
-------------------------------------------------------

*Lehman Long Corporate AA or Better Index.

See Financial Highlights table on page 47 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: JANUARY 31, 1990-JANUARY 31, 2000
--------------------------------------------------------------------------------

                    Long-Term           Average Corporate   Lehman Long Corporate
                    Corporate Fund       A-Rated Fund*      AA or Better Index
1990 01             10000               10000               10000
1990 04              9794                9904                9814
1990 07             10550               10496               10519
1990 10             10265               10457               10456
1991 01             10981               10956               11116
1991 04             11461               11311               11510
1991 07             11656               11498               11733
1991 10             12396               12117               12456
1992 01             12858               12433               12842
1992 04             12967               12527               12918
1992 07             14029               13314               13886
1992 10             14019               13356               13886
1993 01             14794               13823               14609
1993 04             15437               14307               15097
1993 07             16062               14752               15706
1993 10             16714               15225               16319
1994 01             16840               15289               16455
1994 04             15654               14400               15234
1994 07             15868               14583               15484
1994 10             15366               14321               14934
1995 01             15978               14620               15578
1995 04             16873               15255               16508
1995 07             17859               15937               17476
1995 10             18892               16584               18445
1996 01             19755               17108               19305
1996 04             18568               16433               18119
1996 07             18838               16698               18419
1996 10             19804               17383               19414
1997 01             19924               17481               19445
1997 04             19937               17494               19480
1997 07             21732               18513               21163
1997 10             22225               18864               21577
1998 01             23017               19292               22428
1998 04             23187               19354               22645
1998 07             23764               19816               23157
1998 10             24186               20320               23668
1999 01             25207               20627               24735
1999 04             24273               20279               23739
1999 07             23364               19947               22777
1999 10             23535               20133               23103
2000 01             23342               19878               22682


                                                       AVERAGE ANNUAL TOTAL RETURNS
                                                       PERIODS ENDED JANUARY 31, 2000
                                                      ---------------------------------     FINAL VALUE OF A
                                                      1 YEAR       5 YEARS     10 YEARS    $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------------
Long-Term Corporate Fund                              -7.40%       7.88%         8.85%         $23,342
Average Corporate A-Rated Fund*                       -3.63        6.34          7.11           19,878
Lehman Long Corporate AA or Better Index              -8.30        7.80          8.53           22,682
-------------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*

--------------------------------------------------------------------------------------------------------------
                                                                                         10 YEARS
                             INCEPTION                                ----------------------------------------
                               DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
--------------------------------------------------------------------------------------------------------------
Long-Term Corporate Fund     7/9/1973      -6.23%       8.31%         0.92%        7.66%        8.58%
--------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
HIGH-YIELD CORPORATE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


TOTAL INVESTMENT RETURNS: JANUARY 31, 1980-JANUARY 31, 2000

------------------------------------------------------
                HIGH-YIELD CORPORATE FUND       LEHMAN*
FISCAL      CAPITAL     INCOME       TOTAL      TOTAL
YEAR        RETURN      RETURN      RETURN      RETURN
------------------------------------------------------
1981        -8.2%       13.0%        4.8%         4.6%
1982        -7.3        15.3         8.0          3.3
1983        13.7        18.6        32.3         39.7
1984         0.1        14.1        14.2         11.8
1985        -5.0        14.4         9.4         10.0
1986         3.8        14.6        18.4         22.6
1987         6.9        13.2        20.1         20.7
1988        -8.6        11.1         2.5          4.2
1989        -1.1        12.5        11.4         10.8
1990       -13.4        11.6        -1.8         -3.0
1991       -15.3        12.1        -3.2         -5.1
1992        17.4        13.9        31.3         47.3
1993         4.0        10.7        14.7         15.1
1994         7.7         9.8        17.5         16.3
1995       -11.1         8.6        -2.5         -1.8
1996         9.0        10.0        19.0         19.7
1997        -0.3         9.3         9.0         10.5
1998         3.8         9.3        13.1         13.7
1999        -3.0         8.3         5.3          1.6
2000        -7.8         8.0         0.2          0.5
------------------------------------------------------

*Lehman Mutual Fund BBB Rated or Better Index through January 1984; Lehman High Yield Index thereafter. See Financial Highlights table on page 48 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: JANUARY 31, 1990-JANUARY 31, 2000
--------------------------------------------------------------------------------

                    High-Yield          Average High          Lehman High
                    Corporate Fund*     Current Yield Fund**  Yield Index
1990 01             10000               10000                 10000
1990 04             10001                9862                 10034
1990 07             10601               10475                 10756
1990 10              9275                9104                  8910
1991 01              9679                9276                  9494
1991 04             10884               10836                 11610
1991 07             11413               11455                 12358
1991 10             12084               12291                 13246
1992 01             12706               12970                 13982
1992 04             13087               13532                 14561
1992 07             13743               14131                 15130
1992 10             13725               14254                 15266
1993 01             14571               15038                 16090
1993 04             15257               15670                 16728
1993 07             15943               16472                 17450
1993 10             16602               17115                 17999
1994 01             17127               17876                 18707
1994 04             15957               16949                 17831
1994 07             16240               16977                 18047
1994 10             16394               17044                 18219
1995 01             16695               16927                 18367
1995 04             17749               17888                 19691
1995 07             18560               18733                 20628
1995 10             19146               19214                 21024
1996 01             19869               19986                 21985
1996 04             19662               20215                 22030
1996 07             19980               20585                 22448
1996 10             20836               21645                 23358
1997 01             21659               22482                 24291
1997 04             21789               22491                 24577
1997 07             23157               24153                 26147
1997 10             25574               24775                 26563
1998 01             24506               25598                 27614
1998 04             24882               26223                 28143
1998 07             25367               26363                 28500
1998 10             24379               23945                 26430
1999 01             25814               25360                 28042
1999 04             26193               26207                 28683
1999 07             25660               25859                 28346
1999 10             25452               25527                 27577
2000 01             25860               25940                 28171


                                         AVERAGE ANNUAL TOTAL RETURNS
                                         PERIODS ENDED JANUARY 31, 2000
                                        ---------------------------------     FINAL VALUE OF A
                                        1 YEAR       5 YEARS     10 YEARS    $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------
High-Yield Corporate Fund*               0.17%       9.14%         9.97%            $25,860
Average High Current Yield Fund**        2.29        8.91         10.00              25,940
Lehman High Yield Index                  0.46        8.93         10.91              28,171
-----------------------------------------------------------------------------------------------

*Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*

-----------------------------------------------------------------------------------------------------------
                                                                                        10 YEARS
                                    INCEPTION                                ------------------------------
                                      DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
-----------------------------------------------------------------------------------------------------------
High-Yield Corporate Fund**         12/27/1978    2.55%        9.61%         -0.18%       10.00%      9.82%
-----------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

FUND PROFILE
SHORT-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 24.

FINANCIAL ATTRIBUTES

---------------------------------------------------------
                                SHORT-TERM         LEHMAN
                                TREASURY           INDEX*
---------------------------------------------------------
Number of Issues                        33          5,567
Yield                                 6.4%           7.0%
Yield to Maturity                     6.8%           7.4%
Average Coupon                        6.1%           6.8%
Average Maturity                 2.8 years      8.8 years
Average Quality                   Treasury            Aaa
Average Duration                 2.1 years      4.9 years
Expense Ratio                        0.27%             --
Cash Reserves                         2.1%             --
---------------------------------------------------------

*Lehman Aggregate Bond Index.

VOLATILITY MEASURES

---------------------------------------------------------
                                SHORT-TERM         LEHMAN
                                 TREASURY          INDEX*
---------------------------------------------------------
R-Squared                          0.82              1.00
Beta                               0.51              1.00
---------------------------------------------------------

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
---------------------------------------------------------
Under 1 Year                    2.2%
1-3 Years                      54.6
3-5 Years                      38.0
Over 5 Years                    5.2
---------------------------------------------------------
Total                         100.0%

INVESTMENT FOCUS
---------------------------------------------------------
AVERAGE MATURITY              SHORT
CREDIT QUALITY                TREASURY/AGENCY

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
---------------------------------------------------------
Treasury                                         87.5%
Agency                                           12.5
---------------------------------------------------------
Total                                           100.0%


AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY COUPON. A breakdown of the securities in a fund according to coupon rate--the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or "called") early by the issuer.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
SHORT-TERM FEDERAL FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 24.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                                SHORT-TERM          LEHMAN
                                   FEDERAL          INDEX*
----------------------------------------------------------
Number of Issues                        54           5,567
Yield                                 6.4%            7.0%
Yield to Maturity                     7.0%            7.4%
Average Coupon                        5.8%            6.8%
Average Maturity                 2.9 years       8.8 years
Average Quality                     Agency             Aaa
Average Duration                 2.1 years       4.9 years
Expense Ratio                        0.27%              --
Cash Reserves                         3.8%              --
----------------------------------------------------------

*Lehman Aggregate Bond Index.


VOLATILITY MEASURES
---------------------------------------------------------
                                SHORT-TERM         LEHMAN
                                   FEDERAL         INDEX*
---------------------------------------------------------
R-Squared                             0.86          1.00
Beta                                  0.47          1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
---------------------------------------------------------
Under 1 Year                                      16.2%
1-3 Years                                         28.6
3-5 Years                                         49.1
Over 5 Years                                       6.1
---------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
---------------------------------------------------------
AVERAGE MATURITY              SHORT
CREDIT QUALITY                TREASURY/AGENCY

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------------
Treasury                                          10.6%
Agency                                            89.4
----------------------------------------------------------
Total                                            100.0%

FUND PROFILE
SHORT-TERM CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 24.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------
                                SHORT-TERM         LEHMAN
                                 CORPORATE         INDEX*
----------------------------------------------------------------
Number of Issues                       356           5,567
Yield                                 7.2%            7.0%
Yield--Institutional Shares           7.3%            7.0%
Yield to Maturity                     7.5%            7.4%
Average Coupon                        6.8%            6.8%
Average Maturity                 2.4 years       8.8 years
Average Quality                         A2             Aaa
Average Duration                 2.1 years       4.9 years
Expense Ratio                        0.25%              --
Expense Ratio--
  Institutional Shares               0.13%              --
Cash Reserves                         1.5%              --

*Lehman Aggregate Bond Index.

VOLATILITY MEASURES
----------------------------------------------------------------
                                SHORT-TERM          LEHMAN
                                 CORPORATE          INDEX*
----------------------------------------------------------------
R-Squared                             0.90            1.00
Beta                                  0.46            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
----------------------------------------------------------------
Under 1 Year                                     15.7%
1-3 Years                                        48.3
3-5 Years                                        21.2
Over 5 Years                                     14.8
----------------------------------------------------------------
Total                                           100.0%

INVESTMENT FOCUS
----------------------------------------------------------------
AVERAGE MATURITY              SHORT
CREDIT QUALITY                INVESTMENT-GRADE CORPORATE


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------------------
Treasury/Agency                                    0.6%
Aaa                                               19.5
Aa                                                13.0
A                                                 37.5
Baa                                               29.3
Ba                                                 0.0
B                                                  0.0
Not Rated                                          0.1
----------------------------------------------------------------
Total                                            100.0%


DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
----------------------------------------------------------------
Asset-Backed                                      20.1%
Finance                                           34.6
Foreign                                           11.1
Industrial                                        21.7
Mortgage                                           0.2
Treasury/Agency                                    0.6
Utilities                                         11.0
Other                                              0.7
----------------------------------------------------------------
Total                                            100.0%

FUND PROFILE
INTERMEDIATE-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 24.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------
                         INTERMEDIATE-TERM          LEHMAN
                                  TREASURY          INDEX*
----------------------------------------------------------------
Number of Issues                        31           5,567
Yield                                 6.7%            7.0%
Yield to Maturity                     6.9%            7.4%
Average Coupon                        7.1%            6.8%
Average Maturity                 7.7 years       8.8 years
Average Quality                   Treasury             Aaa
Average Duration                 5.2 years       4.9 years
Expense Ratio                        0.27%              --
Cash Reserves                         3.2%              --

*Lehman Aggregate Bond Index.


VOLATILITY MEASURES
----------------------------------------------------------------
                         INTERMEDIATE-TERM          LEHMAN
                                  TREASURY          INDEX*
----------------------------------------------------------------
R-Squared                             0.92            1.00
Beta                                  1.32            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
----------------------------------------------------------------
Under 1 Year                                       1.8%
1-5 Years                                          5.8
5-10 Years                                        88.0
10-20 Years                                        4.4
20-30 Years                                        0.0
Over 30 Years                                      0.0
----------------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
----------------------------------------------------------------
AVERAGE MATURITY              MEDIUM
CREDIT QUALITY                TREASURY/AGENCY

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------------------
Treasury                                          87.6%
Agency                                            12.4
----------------------------------------------------------------
Total                                            100.0%

FUND PROFILE
INTERMEDIATE-TERM CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 24.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------
                         INTERMEDIATE-TERM          LEHMAN
                                 CORPORATE          INDEX*
----------------------------------------------------------------
Number of Issues                       203           5,567
Yield                                 7.8%            7.0%
Yield to Maturity                     8.0%            7.4%
Average Coupon                        7.0%            6.8%
Average Maturity                 7.1 years       8.8 years
Average Quality                         A2             Aaa
Average Duration                 5.2 years       4.9 years
Expense Ratio                        0.25%              --
Cash Reserves                         1.7%              --

*Lehman Aggregate Bond Index.

VOLATILITY MEASURES
----------------------------------------------------------------
                         INTERMEDIATE-TERM         LEHMAN
                                 CORPORATE         INDEX*
----------------------------------------------------------------
R-Squared                             0.95           1.00
Beta                                  1.18           1.00
----------------------------------------------------------------

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
----------------------------------------------------------------
Under 1 Year                                       0.5%
1-5 Years                                         19.7
5-10 Years                                        76.4
10-20 Years                                        3.4
20-30 Years                                        0.0
Over 30 Years                                      0.0
----------------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
----------------------------------------------------------------
AVERAGE MATURITY              MEDIUM
CREDIT QUALITY                INVESTMENT-GRADE CORPORATE
----------------------------------------------------------------


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------------------
Treasury/Agency                                    4.1%
Aaa                                                7.5
Aa                                                11.2
A                                                 48.5
Baa                                               28.7
Ba                                                 0.0
B                                                  0.0
Not Rated                                          0.0
----------------------------------------------------------------
Total                                            100.0%


DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
----------------------------------------------------------------
Asset-Backed                                       6.5%
Finance                                           33.2
Foreign                                           20.4
Industrial                                        24.3
Mortgage                                           0.0
Treasury/Agency                                    4.1
Utilities                                         11.5
----------------------------------------------------------------
Total                                            100.0%

FUND PROFILE
GNMA FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 24.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------
                                                    LEHMAN
                                      GNMA          INDEX*
----------------------------------------------------------------
Number of Issues                        24           5,567
Yield                                 6.9%            7.0%
Yield to Maturity                     7.9%            7.4%
Average Coupon                        7.0%            6.8%
Average Maturity                 9.2 years       8.8 years
Average Quality                   Treasury             Aaa
Average Duration                 5.0 years       4.9 years
Expense Ratio                        0.27%              --
Cash Reserves                         1.4%              --
----------------------------------------------------------------

*Lehman Aggregate Bond Index.

VOLATILITY MEASURES
----------------------------------------------------------------
                                                    LEHMAN
                                      GNMA          INDEX*
----------------------------------------------------------------
R-Squared                             0.82            1.00
Beta                                  0.76            1.00

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
----------------------------------------------------------------
AVERAGE MATURITY              MEDIUM
CREDIT QUALITY                TREASURY/AGENCY


DISTRIBUTION BY COUPON
(% OF PORTFOLIO)
----------------------------------------------------------------
Under 6%                                           0.5%
6%-7%                                             40.0
7%-8%                                             50.5
8%-9%                                              7.2
9%-10%                                             1.8
10% and Over                                       0.0
----------------------------------------------------------------
Total                                            100.0%

FUND PROFILE
LONG-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 24.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------
                                 LONG-TERM          LEHMAN
                                  TREASURY          INDEX*
----------------------------------------------------------------
Number of Issues                        21           5,567
Yield                                 6.6%            7.0%
Yield to Maturity                     6.7%            7.4%
Average Coupon                        7.2%            6.8%
Average Maturity                20.0 years       8.8 years
Average Quality                   Treasury             Aaa
Average Duration                 9.7 years       4.9 years
Expense Ratio                        0.28%              --
Cash Reserves                         3.9%              --

*Lehman Aggregate Bond Index.


VOLATILITY MEASURES
----------------------------------------------------------------
                                 LONG-TERM         LEHMAN
                                  TREASURY         INDEX*
----------------------------------------------------------------
R-Squared                             0.88            1.00
Beta                                  2.02            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
----------------------------------------------------------------
Under 1 Year                                       2.0%
1-5 Years                                          0.0
5-10 Years                                        15.5
10-20 Years                                       23.6
20-30 Years                                       58.9
Over 30 Years                                      0.0
----------------------------------------------------------------
Total                                            100.0%


INVESTMENT FOCUS
----------------------------------------------------------------
AVERAGE MATURITY              LONG
CREDIT QUALITY                TREASURY/AGENCY


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------------------
Treasury                                          88.1%
Agency                                            11.9
----------------------------------------------------------------
Total                                            100.0%

FUND PROFILE
LONG-TERM CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 24.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------
                                 LONG-TERM          LEHMAN
                                 CORPORATE          INDEX*
----------------------------------------------------------------
Number of Issues                       147           5,567
Yield                                 7.5%            7.0%
Yield to Maturity                     7.8%            7.4%
Average Coupon                        7.0%            6.8%
Average Maturity                19.1 years       8.8 years
Average Quality                        Aa3             Aaa
Average Duration                 8.7 years       4.9 years
Expense Ratio                        0.30%              --
Cash Reserves                         3.8%              --

*Lehman Aggregate Bond Index.

VOLATILITY MEASURES
----------------------------------------------------------------
                                 LONG-TERM          LEHMAN
                                 CORPORATE          INDEX*
----------------------------------------------------------------
R-Squared                             0.88            1.00
Beta                                  1.79            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
----------------------------------------------------------------
Under 1 Year                                       0.0%
1-5 Years                                          1.5
5-10 Years                                        21.6
10-20 Years                                       20.4
20-30 Years                                       54.6
Over 30 Years                                      1.9
----------------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
----------------------------------------------------------------
AVERAGE MATURITY              LONG
CREDIT QUALITY                INVESTMENT-GRADE CORPORATE


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------------------
Treasury/Agency                                    6.3%
Aaa                                               14.4
Aa                                                19.4
A                                                 43.4
Baa                                               15.9
Ba                                                 0.6
B                                                  0.0
Not Rated                                          0.0
----------------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
----------------------------------------------------------------
Asset-Backed                                       0.0%
Finance                                           22.9
Foreign                                            1.4
Industrial                                        48.4
Mortgage                                           9.6
Treasury/Agency                                    6.3
Utilities                                         11.4
----------------------------------------------------------------
Total                                            100.0%

FUND PROFILE
HIGH-YIELD CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 24.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------
                                HIGH-YIELD          LEHMAN
                                 CORPORATE          INDEX*
----------------------------------------------------------------
Number of Issues                       225           5,567
Yield                                 9.5%            7.0%
Yield to Maturity                     9.6%            7.4%
Average Coupon                        8.8%            6.8%
Average Maturity                 7.0 years       8.8 years
Average Quality                        Ba2             Aaa
Average Duration                 4.8 years       4.9 years
Expense Ratio                        0.28%              --
Cash Reserves                         2.4%              --

*Lehman Aggregate Bond Index.

VOLATILITY MEASURES
----------------------------------------------------------------
                                HIGH-YIELD          LEHMAN
                                 CORPORATE          INDEX*
----------------------------------------------------------------
R-Squared                             0.18            1.00
Beta                                  0.64            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
----------------------------------------------------------------
Under 1 Year                                       1.7%
1-5 Years                                         15.1
5-10 Years                                        79.3
10-20 Years                                        3.5
20-30 Years                                        0.4
Over 30 Years                                      0.0
----------------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
----------------------------------------------------------------
AVERAGE MATURITY              MEDIUM
CREDIT QUALITY                BELOW INVESTMENT-GRADE


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------------------
Treasury/Agency                                    6.8%
Aaa                                                0.0
Aa                                                 0.0
A                                                  0.0
Baa                                                9.1
Ba                                                38.2
B                                                 45.7
Caa                                                0.2
Not Rated                                          0.0
----------------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
----------------------------------------------------------------
Asset-Backed                                      0.0%
Finance                                           2.9
Foreign                                           0.0
Industrial                                       82.6
Mortgage                                          0.0
Treasury/Agency                                   6.8
Utilities                                         7.7
----------------------------------------------------------------
Total                                           100.0%

FINANCIAL STATEMENTS
JANUARY 31, 2000

The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Bond Funds, are included as an insert to this report (except for the GNMA Fund, whose Statement of Net Assets is provided below).

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
GNMA FUND                                                  COUPON                   DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS (98.6%)
--------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.                          5.50%    3/15/2013-2/15/2014 (1)      $   69,638   $   63,230
Government National Mortgage Assn.                          6.00%   10/15/2023-4/15/2029 (1)       1,560,313    1,398,119
Government National Mortgage Assn.                          6.50%    7/15/2008-1/15/2030 (1)       3,696,283    3,421,966
Government National Mortgage Assn.                          7.00%    4/15/2007-7/15/2029 (1)       3,564,388    3,402,627
Government National Mortgage Assn.                          7.25%   12/15/2026-2/15/2027 (1)           3,097        2,989
Government National Mortgage Assn.                          7.50%    3/15/2002-1/15/2030 (1)       2,729,515    2,668,265
Government National Mortgage Assn.                          7.75%              2/15/2027 (1)           7,275        7,182
Government National Mortgage Assn.                          8.00%   5/15/2001-12/15/2029 (1)         675,304      677,830
Government National Mortgage Assn.                          8.25%    8/15/2004-7/15/2008 (1)           2,926        2,950
Government National Mortgage Assn.                          8.50%    1/20/2005-7/15/2024 (1)         181,602      186,184
Government National Mortgage Assn.                          9.00%    9/15/2008-2/15/2023 (1)         143,021      149,509
Government National Mortgage Assn.                          9.25%    5/15/2016-6/15/2018 (1)           1,138        1,201
Government National Mortgage Assn.                          9.50%   12/15/2000-7/15/2022 (1)          67,965       72,178
Government National Mortgage Assn.                         10.00%    7/20/2014-8/20/2018 (1)           1,394        1,500
Government National Mortgage Assn.                         11.00%    7/15/2010-2/20/2016 (1)             432          471
Government National Mortgage Assn.                         11.25%    7/15/2013-2/20/2016 (1)             366          401
Government National Mortgage Assn.                         11.50%   1/15/2013-11/20/2015 (1)             451          498
Government National Mortgage Assn.                         12.00%   10/15/2010-1/20/2016 (1)             795          887
Government National Mortgage Assn.                         12.50%   12/20/2013-7/20/2015 (1)             486          547
Government National Mortgage Assn.                         13.00%    1/15/2011-1/20/2015 (1)             403          456
Government National Mortgage Assn.                         13.25%   8/15/2014-10/15/2014 (1)              99          113
Government National Mortgage Assn.                         13.50%   5/15/2010-12/15/2014 (1)             119          135
Government National Mortgage Assn.                         14.00%    6/15/2011-9/15/2012 (1)             128          145
Government National Mortgage Assn.                         15.00%    9/15/2011-5/15/2012 (1)              86           97
--------------------------------------------------------------------------------------------------------------------------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS
  (COST $12,665,714)                                                                                           12,059,480
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
GNMA FUND                                                  COUPON                   DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.0%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $114,336)                                          5.73%               2/1/2000          $  114,336       114,336
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%)
   (COST $12,780,050)                                                                                           12,173,816
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               109,585
Liabilities                                                                                                        (55,842)
                                                                                                               -----------
                                                                                                                    53,743
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 1,258,783,647 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $12,227,559
==========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                            $9.71
==========================================================================================================================

*See Note A in Notes to Financial Statements.

(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

--------------------------------------------------------------------------------------------------------------------------
 AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT         PER
                                                                                                       (000)       SHARE
--------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $12,844,484      $10.20
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Losses--Note G                                                               (10,691)       (.01)
Unrealized Depreciation--Note H                                                                      (606,234)       (.48)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $12,227,559      $ 9.71
==========================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

------------------------------------------------------------------------------------------------------------------------------
                                                 SHORT-TERM           SHORT-TERM          SHORT-TERM        INTERMEDIATE-TERM
                                                   TREASURY              FEDERAL           CORPORATE                 TREASURY
                                                       FUND                 FUND                FUND                     FUND
                                                 -----------------------------------------------------------------------------
                                                                                YEAR ENDED JANUARY 31, 2000
                                                 -----------------------------------------------------------------------------
                                                      (000)                (000)               (000)                    (000)
------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
INCOME
    Interest                                        $67,532              $94,298            $424,281                 $111,379
    Security Lending                                    197                   73                  83                      175
                                                 -----------------------------------------------------------------------------
       Total Income                                  67,729               94,371             424,364                  111,554
                                                 -----------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B                    155                  205                 814                      230
    The Vanguard Group--Note C
        Management and Administrative                 1,255                1,640               4,081                    1,825
        Shareholder Account Maintenance(1)            1,592                2,050               9,406                    2,349
        Marketing and Distribution(1)                   211                  288               1,189                      344
    Custodian Fees                                       17                   33                 127                       14
    Auditing Fees                                         6                    7                  10                        7
   Shareholders' Reports(1)                              34                   47                 114                       49
    Trustees' Fees and Expenses                           2                    2                   8                        2
                                                 -----------------------------------------------------------------------------
       Total Expenses                                 3,272                4,272              15,749                    4,820
       Expenses Paid Indirectly--Note D                 --                    --                 (75)                      --
       Net Expenses                              -----------------------------------------------------------------------------
                                                      3,272                4,272              15,674                    4,820
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                64,457               90,099             408,690                  106,734
------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                      (13,242)             (11,043)            (19,911)                 (40,206)
    Futures Contracts                                    --                   --               2,591                     (162)
------------------------------------------------------------------------------------------------------------------------------
REALIZED NET LOSS                                   (13,242)             (11,043)            (17,320)                 (40,368)
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)
    Investment Securities                           (35,630)             (56,052)           (216,115)                (150,413)
    Futures Contracts                                    --                   --              11,563                     (267)
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                                   (35,630)             (56,052)           (204,552)                (150,680)
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                       $15,585              $23,004            $186,818                 $(84,314)
==============================================================================================================================

1Expenses of the Short-Term Corporate Fund by class of shares are:
------------------------------------------------------------------------------------------------------------------------------
                                                                                                 (000)
                                                                        ------------------------------------------------------
                                                                        INVESTOR         INSTITUTIONAL
                                                                          SHARES                SHARES                   TOTAL
------------------------------------------------------------------------------------------------------------------------------
Class-Specific Expenses:
    Shareholder Account Maintenance                                      $ 9,224                  $182                 $ 9,406
    Marketing and Distribution                                             1,161                    28                   1,189
    Shareholders' Reports                                                    100                    14                     114
                                                                         -----------------------------------------------------
Total Class-Specific Expenses                                             10,485                   224                  10,709
All Other Fund Expenses                                                    4,694                   346                   5,040
------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                           $15,179                  $570                 $15,749
==============================================================================================================================
See Note E in Notes to Financial Statements.

                                       35


STATEMENT OF OPERATIONS (continued)
------------------------------------------------------------------------------------------------------------------------------
                                          INTERMEDIATE-TERM                                 LONG-TERM               LONG-TERM
                                                  CORPORATE                 GNMA             TREASURY               CORPORATE
                                                       FUND                 FUND                 FUND                    FUND
                                          ------------------------------------------------------------------------------------
                                                                    YEAR ENDED JANUARY 31, 2000
                                          ------------------------------------------------------------------------------------
                                                       (000)               (000)                 (000)                   (000)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                       $ 93,638            $847,982               $82,701                $270,756
    Security Lending                                    329                  --                   101                     105
                                          ------------------------------------------------------------------------------------
       Total Income                                  93,967             847,982                82,802                 270,861
                                          ------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B                    170               1,408                   172                   1,037
    The Vanguard Group--Note C
       Management and Administrative                  1,974              14,850                 1,191                   4,636
       Shareholder Account Maintenance                  990              12,967                 1,947                   5,254
       Marketing and Distribution                       228               1,975                   258                     569
    Custodian Fees                                       21               1,185                    31                      52
    Auditing Fees                                         7                  13                     7                       8
    Shareholders' Reports                                20                 286                    39                     129
    Trustees' Fees and Expenses                           2                  16                     2                       6
                                          ------------------------------------------------------------------------------------
       Total Expenses                                 3,412              32,700                 3,647                  11,691
       Expenses Paid Indirectly--Note D                  (3)               (104)                   (1)                     (3)
                                          ------------------------------------------------------------------------------------
       Net Expenses                                   3,409              32,596                 3,646                  11,688
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                90,558             815,386                79,156                 259,173
------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                      (23,547)            (10,888)              (14,911)                 (5,745)
    Futures Contracts                                    11                  --                    --                      --
------------------------------------------------------------------------------------------------------------------------------
REALIZED NET LOSS                                   (23,536)            (10,888)              (14,911)                 (5,745)
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)
    Investment Securities                          (102,228)           (903,452)             (186,879)               (564,573)
    Futures Contracts                                    --                  --                   (38)                     --
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                                  (102,228)           (903,452)             (186,917)               (564,573)
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                     $ (35,206)          $ (98,954)            $(122,672)              $(311,145)
==============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    HIGH-YIELD CORPORATE FUND
                                                                                                  YEAR ENDED JANUARY 31, 2000
                                                                                                                         (000)
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
INCOME
    Interest                                                                                                         $493,172
    Security Lending                                                                                                      576
                                                                                                                   ----------
        Total Income                                                                                                  493,748
                                                                                                                   ----------
EXPENSES
    Investment Advisory Fees--Note B                                                                                    1,985
    The Vanguard Group--Note C
        Management and Administrative                                                                                   7,667
        Shareholder Account Maintenance                                                                                 5,410
        Marketing and Distribution                                                                                        855
    Custodian Fees                                                                                                         43
    Auditing Fees                                                                                                           9
    Shareholders' Reports                                                                                                 119
    Trustees' Fees and Expenses                                                                                             7
                                                                                                                   ----------
        Total Expenses                                                                                                 16,095
        Expenses Paid Indirectly                                                                                           --
                                                                                                                   ----------
        Net Expenses                                                                                                   16,095
-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                 477,653
-----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                                                                       (129,511)
    Futures Contracts                                                                                                      --
-----------------------------------------------------------------------------------------------------------------------------
REALIZED NET LOSS                                                                                                    (129,511)
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                                            (338,694)
    Futures Contracts                                                                                                      --
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                                     (338,694)
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                                      $  9,448
==============================================================================================================================

                                       37

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement. Distributions, Capital Share Transactions, and Shares Issued and Redeemed are shown separately for each class of shares.

==============================================================================================================================

                                                                      SHORT-TERM                             SHORT-TERM
                                                                     TREASURY FUND                          FEDERAL FUND
                                                                -----------------------                -----------------------
                                                                                     YEAR ENDED JANUARY 31,
                                                                --------------------------------------------------------------
                                                                    2000              1999             2000              1999
                                                                    (000)             (000)            (000)             (000)
-------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                       $ 64,457          $ 56,928         $ 90,099          $ 87,409
    Realized Net Gain (Loss)                                     (13,242)            8,818          (11,043)            5,876
    Change in Unrealized Appreciation (Depreciation)             (35,630)            3,074          (56,052)            5,094
                                                                --------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
         Resulting from Operations                                15,585            68,820           23,004            98,379
                                                                --------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                        (64,457)          (56,928)         (90,099)          (87,409)
    Realized Capital Gain                                         (2,006)           (2,497)              --                --
                                                                --------------------------------------------------------------
        Total Distributions                                      (66,463)          (59,425)         (90,099)          (87,409)
                                                                --------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                       493,555           500,362          500,838           521,686
    Issued in Lieu of Cash Distributions                          58,717            52,411           77,158            75,064
    Redeemed                                                    (522,209)         (373,916)        (676,926)         (423,745)
                                                                --------------------------------------------------------------
        Net Increase (Decrease) from
          Capital Share Transactions                              30,063           178,857          (98,930)          173,005
------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease)                                        (20,815)          188,252         (166,025)          183,975
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                          1,197,495         1,009,243        1,644,411         1,460,436
                                                               ---------------------------------------------------------------
    End of Year                                               $1,176,680        $1,197,495       $1,478,386        $1,644,411
==============================================================================================================================
(1)Shares Issued (Redeemed)
    Issued                                                        48,673            48,432           49,885            51,089
    Issued in Lieu of Cash Distributions                           5,805             5,078            7,709             7,351
    Redeemed                                                     (51,627)          (36,272)         (67,718)          (41,519)
        Net Increase (Decrease) in                             ---------------------------------------------------------------
          Shares Outstanding                                       2,851            17,238          (10,124)           16,921
==============================================================================================================================

                                       38

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                     SHORT-TERM
                                                                                                    CORPORATE FUND
                                                                                                 YEAR ENDED JANUARY 31,
                                                                                     ----------------------------------------
                                                                                               2000               1999
                                                                                               (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                    408,690             331,873
    Realized Net Gain (Loss)                                                                 (17,320)              9,363
    Change in Unrealized Appreciation (Depreciation)                                        (204,552)            (10,705)
                                                                                     ----------------------------------------
        Net Increase (Decrease) in Net Assets Resulting from Operations                      186,818             330,531
                                                                                     ----------------------------------------
DISTRIBUTIONS
    Net Investment Income
        Investor Shares                                                                     (380,725)           (311,139)
        Institutional Shares                                                                 (27,965)            (20,734)
    Realized Capital Gain
        Investor Shares                                                                           --                  --
        Institutional Shares                                                                      --                  --
                                                                                     ----------------------------------------
        Total Distributions                                                                 (408,690)           (331,873)
                                                                                     ----------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                                                                 3,115,955           2,238,424
    Issued in Lieu of Cash Distributions                                                     327,828             269,772
    Redeemed                                                                              (2,035,862)         (1,686,245)
                                                                                     ----------------------------------------
        Net Increase--Investor Shares                                                      1,407,921             821,951
                                                                                     ----------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
    Issued                                                                                   154,440             190,015
    Issued in Lieu of Cash Distributions                                                      24,323              17,350
    Redeemed                                                                                (149,708)            (49,229)
                                                                                     ----------------------------------------
        Net Increase--Institutional Shares                                                    29,055             158,136
------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                                                1,215,104             978,745
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                                      5,949,922           4,971,177
                                                                                     ----------------------------------------
    End of Year                                                                           $7,165,026          $5,949,922
==============================================================================================================================
(1)Shares Issued (Redeemed)--Investor Shares
    Issued                                                                                   292,972             206,458
    Issued in Lieu of Cash Distributions                                                      30,867              24,868
    Redeemed                                                                                (191,362)           (155,492)
                                                                                     ----------------------------------------
        Net Increase in Shares Outstanding                                                   132,477              75,834
==============================================================================================================================
(2)Shares Issued (Redeemed)--Institutional Shares
    Issued                                                                                    14,448              17,520
    Issued in Lieu of Cash Distributions                                                       2,290               1,599
    Redeemed                                                                                 (14,133)             (4,541)
                                                                                     ----------------------------------------
        Net Increase in Shares Outstanding                                                     2,605              14,578
==============================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (continued)
------------------------------------------------------------------------------------------------------------------------------
                                                                   INTERMEDIATE-TERM                      INTERMEDIATE-TERM
                                                                     TREASURY FUND                          CORPORATE FUND
                                                                ----------------------                  ----------------------
                                                                                   YEAR ENDED JANUARY 31,
                                                                --------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                      2000            1999            2000               1999
                                                                      (000)           (000)           (000)              (000)
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                        $ 106,734        $ 99,566         $ 90,558          $ 66,190
    Realized Net Gain (Loss)                                       (40,368)         27,463          (23,536)           14,151
    Change in Unrealized Appreciation (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------
                                                                  (150,680)         28,552         (102,228)              389
       Net Increase (Decrease) in Net Assets                    --------------------------------------------------------------
          Resulting from Operations                                (84,314)        155,581          (35,206)           80,730
                                                                --------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                         (106,734)        (99,566)         (90,558)          (66,190)
    Realized Capital Gain                                               --              --           (6,097)           (9,243)
                                                                --------------------------------------------------------------
        Total Distributions                                       (106,734)        (99,566)         (96,655)          (75,433)
                                                                --------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                         589,034         764,715          686,374           521,754
    Issued in Lieu of Cash Distributions                            83,033          74,832           77,875            62,630
    Redeemed                                                      (704,496)       (614,490)        (391,479)         (254,477)
                                                                --------------------------------------------------------------
        Net Increase (Decrease) from
            Capital Share Transactions                             (32,429)        225,057          372,770           329,907
------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                     (223,477)        281,072          240,909           335,204
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                            1,875,904       1,594,832        1,234,092           898,888
                                                                --------------------------------------------------------------
    End of Year                                                 $1,652,427      $1,875,904       $1,475,001       $ 1,234,092
==============================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                          55,941          69,777           72,380             52,041
    Issued in Lieu of Cash Distributions                             7,963           6,831            8,252              6,244
    Redeemed                                                       (67,380)        (56,110)         (41,610)          (25,384)
                                                                --------------------------------------------------------------
        Net Increase (Decrease) in
            Shares Outstanding                                      (3,476)         20,498           39,022            32,901
==============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                LONG-TERM
                                                                           GNMA FUND                          TREASURY FUND
                                                               ------------------------------        ------------------------------
                                                                                        YEAR ENDED JANUARY 31,
                                                               --------------------------------------------------------------------
                                                                     2000             1999               2000              1999
                                                                     (000)            (000)              (000)             (000)
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                       $   815,386       $   655,641        $   79,156        $   69,082
    Realized Net Gain (Loss)                                        (10,888)           10,764           (14,911)           20,507
    Change in Unrealized Appreciation (Depreciation)               (903,452)           (7,860)         (186,917)           48,185
                                                               --------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                               (98,954)          658,545          (122,672)          137,774
                                                               --------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                          (815,386)         (655,641)          (79,156)          (69,082)
    Realized Capital Gain                                                --           (12,237)          (15,831)               --
                                                               --------------------------------------------------------------------
        Total Distributions                                        (815,386)         (667,878)          (94,987)          (69,082)
                                                               --------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                        4,252,898         3,904,241           481,535           747,238
    Issued in Lieu of Cash Distributions                            618,474           508,264            78,170            54,527
    Redeemed                                                     (3,083,447)       (1,943,264)         (614,225)         (481,620)
                                                               --------------------------------------------------------------------
        Net Increase (Decrease) from
            Capital Share Transactions                            1,787,925         2,469,241           (54,520)          320,145
-----------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                       873,585         2,459,908          (272,179)          388,837
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                            11,353,974         8,894,066         1,450,259         1,061,422
                                                               --------------------------------------------------------------------
    End of Year                                                 $12,227,559       $11,353,974        $1,178,080        $1,450,259
===================================================================================================================================
(1)Shares Issued (Redeemed)
    Issued                                                          419,825           373,652            46,580            67,200
    Issued in Lieu of Cash Distributions                             61,578            48,627             7,639             4,914
    Redeemed                                                       (307,505)         (185,917)          (60,257)          (43,491)
                                                               --------------------------------------------------------------------
            Net Increase (Decrease) in
                Shares Outstanding                                  173,898           236,362            (6,038)           28,623
===================================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                 LONG-TERM                           HIGH-YIELD
                                                               CORPORATE FUND                       CORPORATE FUND
                                                      ------------------------------         ----------------------------
                                                                            YEAR ENDED JANUARY 31,
                                                      -------------------------------------------------------------------
                                                          2000               1999              2000             1999
                                                          (000)              (000)             (000)            (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                              $ 259,173         $  247,170         $  477,653         $ 419,467
    Realized Net Gain (Loss)                              (5,745)            79,798           (129,511)           (2,445)
    Change in Unrealized Appreciation (Depreciation)    (564,573)            37,951           (338,694)         (153,489)
                                                      -------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                   (311,145)           364,919              9,448           263,533
                                                      -------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                               (259,173)          (247,170)          (477,653)         (419,467)
    Realized Capital Gain                                (25,075)           (88,379)                --           (17,026)
                                                      -------------------------------------------------------------------
        Total Distributions                             (284,248)          (335,549)          (477,653)         (436,493)
                                                      -------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                               670,244          1,013,958          1,473,307         1,704,032
    Issued in Lieu of Cash Distributions                 237,321            283,759            325,084           306,214
    Redeemed*                                           (862,409)          (815,663)        (1,308,221)       (1,035,394)
                                                      -------------------------------------------------------------------
        Net Increase (Decrease) from
            Capital Share Transactions                    45,156            482,054            490,170           974,852
-------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease)                               (550,237)           511,424             21,965           801,892
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                  4,231,702          3,720,278         5,548,843          4,746,951
                                                      -------------------------------------------------------------------
    End of Year                                       $3,681,465         $4,231,702        $5,570,808         $5,548,843
========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                78,102            109,341            193,710           214,452
    Issued in Lieu of Cash Distributions                  27,955             30,569             43,198            38,479
    Redeemed                                            (101,837)           (87,606)          (174,292)         (131,086)
                                                      -------------------------------------------------------------------
        Net Increase (Decrease) in
            Shares Outstanding                             4,220             52,304             62,616           121,845
========================================================================================================================

*The High-Yield Corporate Fund is net of redemption fees of $1,651,000 and $1,580,000.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   SHORT-TERM TREASURY FUND
                                                                                    YEAR ENDED JANUARY 31,
                                                              ---------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                     2000            1999           1998           1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $    10.37      $    10.27      $  10.16      $    10.36    $   9.89
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                           .534            .545          .590            .586        .625
    Net Realized and Unrealized Gain (Loss) on Investments         (.413)           .122          .110           (.200)       .470
                                                              ---------------------------------------------------------------------
        Total from Investment Operations                            .121            .667          .700            .386       1.095
                                                              ---------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                           (.534)          (.545)        (.590)          (.586)      (.625)
    Distributions from Realized Capital Gains                      (.017)          (.022)           --              --          --
                                                              ---------------------------------------------------------------------
        Total Distributions                                        (.551)          (.567)        (.590)          (.586)      (.625)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $     9.94      $    10.37      $  10.27      $    10.16    $  10.36
===================================================================================================================================

TOTAL RETURN                                                        1.20%           6.66%         7.11%           3.89%      11.37%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $     1,177     $     1,197     $   1,009     $       970   $     919
    Ratio of Total Expenses to Average Net Assets                   0.27%           0.27%         0.27%           0.25%       0.27%
    Ratio of Net Investment Income to Average Net Assets            5.27%           5.27%         5.80%           5.77%       6.14%
    Portfolio Turnover Rate                                          124%            132%           83%             86%         93%
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     SHORT-TERM FEDERAL FUND
                                                                                      YEAR ENDED JANUARY 31,
                                                              ---------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      2000         1999             1998          1997         1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $    10.26     $   10.19      $    10.11    $    10.28     $    9.79
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                           .567          .581            .611           615          .601
    Net Realized and Unrealized Gain (Loss) on Investments         (.410)         .070            .080         (.170)         .490
                                                              ---------------------------------------------------------------------
        Total from Investment Operations                            .157          .651            .691          .445         1.091
                                                              ---------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                           (.567)        (.581)          (.611)        (.615)        (.601)
    Distributions from Realized Capital Gains                         --            --              --            --            --
                                                              ---------------------------------------------------------------------
        Total Distributions                                        (.567)        (.581)          (.611)        (.615)        (.601)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $     9.85    $    10.26      $    10.19    $    10.11     $   10.28
===================================================================================================================================

TOTAL RETURN                                                       1.59%         6.57%           7.06%         4.51%        11.43%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $    1,478    $    1,644      $    1,460    $    1,348     $   1,402
    Ratio of Total Expenses to Average Net Assets                  0.27%         0.27%           0.27%         0.25%         0.27%
    Ratio of Net Investment Income to Average Net Assets           5.64%         5.68%           6.04%         6.09%         5.93%
    Portfolio Turnover Rate                                          93%          107%             94%           57%           74%
===================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     SHORT-TERM CORPORATE FUND INVESTOR SHARES
                                                                                               YEAR ENDED JANUARY 31,
                                                              ---------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      2000         1999             1998          1997         1996

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $   10.86     $  10.87        $   10.75     $    10.94     $   10.40
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                         .660         .660              .664           .663          .671
    Net Realized and Unrealized Gain (Loss) on Investments       (.370)       (.010)             .120          (.190)         .540
                                                              ----------------------------------------------------------------------
        Total from Investment Operations                          .290         .650              .784           .473         1.211
                                                              ----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                         (.660)       (.660)            (.664)         (.663)        (.671)
    Distributions from Realized Capital Gains                       --           --                --             --            --
                                                              ----------------------------------------------------------------------
        Total Distributions                                      (.660)       (.660)            (.664)         (.663)        (.671)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $  10.49      $  10.86       $    10.87     $    10.75     $   10.94
====================================================================================================================================

TOTAL RETURN                                                     2.77%          6.16%           7.53%           4.52%       11.95%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $  6,731      $  5,529       $   4,709      $    4,531     $   3,873
    Ratio of Total Expenses to Average Net Assets                0.25%         0.27%           0.28%           0.25%         0.27%
    Ratio of Net Investment Income to Average Net Assets         6.21%         6.08%           6.17%           6.18%         6.23%
    Portfolio Turnover Rate                                        52%           46%             45%             45%           62%
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                          SHORT-TERM CORPORATE FUND INSTITUTIONAL SHARES
                                                                                     YEAR ENDED JANUARY 31,
                                                                                      ----------------------     SEP. 30, 1997* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                    2000                           1999                JAN. 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  10.86                      $  10.87                   $   10.80
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                          .673                          .673                        .229
    Net Realized and Unrealized Gain (Loss) on Investments        (.370)                        (.010)                       .070
                                                                  ----------------------------------------------------------------
        Total from Investment Operations                           .303                          .663                        .299
                                                                  ----------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                            (.673)                        (.673)                      (.229)
   Distributions from Realized Capital Gains                         --                            --                          --
                                                                  ----------------------------------------------------------------
        Total Distributions                                       (.673)                        (.673)                      (.229)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $   10.49                     $   10.86                    $   10.87
==================================================================================================================================

TOTAL RETURN                                                      2.89%                         6.28%                        2.79%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                      $     434                     $     421                    $     263
    Ratio of Total Expenses to Average Net Assets                 0.13%                         0.15%                      0.15%**
    Ratio of Net Investment Income to Average Net Assets          6.31%                         6.19%                      6.28%**
    Portfolio Turnover Rate                                         52%                           46%                          45%
==================================================================================================================================

  *Inception
**Annualized.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     INTERMEDIATE-TERM TREASURY FUND
                                                                                          YEAR ENDED JANUARY 31,
                                                                 ------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        2000           1999          1998           1997         1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $    11.16      $    10.80    $    10.37   $    10.90    $     9.76
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                             .625            .630          .647         .649          .662
    Net Realized and Unrealized Gain (Loss) on Investments          (1.130)           .360          .430        (.530)        1.140
                                                                 ------------------------------------------------------------------
        Total from Investment Operations                             (.505)           .990         1.077         .119         1.802
                                                                 ------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                             (.625)          (.630)        (.647)       (.649)        (.662)
    Distributions from Realized Capital Gains                           --              --            --           --            --
                                                                 ------------------------------------------------------------------
        Total Distributions                                          (.625)          (.630)        (.647)       (.649)        (.662)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $    10.03      $    11.16    $    10.80   $    10.37    $    10.90
===================================================================================================================================

TOTAL RETURN                                                        -4.59%           9.44%        10.78%        1.28%        18.96%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                          $    1,652      $    1,876    $    1,595   $    1,279    $    1,226
    Ratio of Total Expenses to Average Net Assets                    0.27%           0.27%         0.27%        0.25%         0.28%
    Ratio of Net Investment Income to Average Net Assets             5.96%           5.76%         6.19%        6.26%         6.34%
    Portfolio Turnover Rate                                            66%             63%           30%          42%           56%
===================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                 INTERMEDIATE-TERM CORPORATE FUND
                                                                                      YEAR ENDED JANUARY 31,
                                                              ---------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                     2000          1999            1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $    10.07    $    10.03      $     9.72    $    10.17    $     9.07
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                           .623          .627            .638          .639          .658
    Net Realized and Unrealized Gain (Loss) on Investments         (.894)         .122            .321         (.430)        1.100
                                                              ---------------------------------------------------------------------
        Total from Investment Operations                           (.271)         .749            .959          .209         1.758
                                                              ---------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                           (.623)        (.627)          (.638)        (.639)        (.658)
    Distributions from Realized Capital Gains                      (.046)        (.082)          (.011)        (.020)           --
                                                              ---------------------------------------------------------------------
        Total Distributions                                        (.669)        (.709)          (.649)        (.659)        (.658)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $     9.13    $    10.07      $    10.03    $     9.72    $    10.17
===================================================================================================================================

TOTAL RETURN                                                      -2.70%          7.73%          10.24%         2.29%        19.94%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $    1,475    $     1,234     $       899    $      592    $      424
    Ratio of Total Expenses to Average Net Assets                  0.25%          0.27%           0.26%         0.25%         0.28%
    Ratio of Net Investment Income to Average Net Assets           6.60%          6.25%           6.51%         6.61%         6.70%
    Portfolio Turnover Rate                                          67%            71%             69%           85%           78%
===================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                          GNMA FUND
                                                                                     YEAR ENDED JANUARY 31,
                                                              --------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                       2000         1999         1998           1997          1996
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $     10.47    $   10.48    $   10.23    $     10.45    $    9.71
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                            .669         .687         .718           .727         .734
    Net Realized and Unrealized Gain (Loss) on Investments          (.760)        .002         .253          (.220)        .740
                                                              --------------------------------------------------------------------
        Total from Investment Operations                            (.091)        .689         .971           .507        1.474
                                                              --------------------------------------------------------------------
DISTRIBUTIONS

    Dividends from Net Investment Income                            (.669)       (.687)       (.718)         (.727)       (.734)
    Distributions from Realized Capital Gains                          --        (.012)       (.003)            --           --
                                                              --------------------------------------------------------------------
        Total Distributions                                         (.669)       (.699)       (.721)         (.727)       (.734)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $      9.71    $   10.47    $   10.48    $     10.23    $   10.45
==================================================================================================================================

TOTAL RETURN                                                       -0.89%        6.79%        9.86%          5.15%       15.64%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $    12,228    $  11,354    $   8,894    $     7,400    $   6,998
    Ratio of Total Expenses to Average Net Assets                   0.27%        0.30%        0.31%          0.27%        0.29%
    Ratio of Net Investment Income to Average Net Assets            6.63%        6.56%        6.97%          7.16%        7.22%
    Portfolio Turnover Rate                                            5%           7%           3%            12%           7%
==================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         LONG-TERM TREASURY FUND
                                                                                          YEAR ENDED JANUARY 31,
                                                              ----------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      2000            1999         1998          1997           1996
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $    11.42      $    10.79    $     9.84    $    10.73    $     9.23
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                           .611            .629          .643          .655          .669
    Net Realized and Unrealized Gain (Loss) on Investments        (1.560)           .630          .950         (.877)        1.725
                                                              ----------------------------------------------------------------------
        Total from Investment Operations                           (.949)          1.259         1.593         (.222)        2.394
                                                              ----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                           (.611)          (.629)        (.643)        (.655)        (.669)
    Distributions from Realized Capital Gains                      (.120)             --            --         (.013)        (.225)
                                                              ----------------------------------------------------------------------
        Total Distributions                                        (.731)          (.629)        (.643)        (.668)        (.894)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $     9.74      $    11.42    $    10.79    $     9.84    $    10.73
====================================================================================================================================

TOTAL RETURN                                                      -8.41%          12.02%        16.85%        -1.85%        26.72%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $    1,178      $    1,450    $    1,061    $      898    $      916
    Ratio of Total Expenses to Average Net Assets                  0.28%           0.27%         0.27%         0.25%         0.27%
    Ratio of Net Investment Income to Average Net Assets           5.98%           5.69%         6.38%         6.66%         6.57%
    Portfolio Turnover Rate                                          43%             22%           18%           31%          105%
====================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      LONG-TERM CORPORATE FUND
                                                                                       YEAR ENDED JANUARY 31,
                                                               --------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                       2000           1999         1998          1997         1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $     9.38     $     9.32   $     8.71    $     9.43    $     8.18
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                            .561           .582         .613          .619          .627
    Net Realized and Unrealized Gain (Loss) on Investments         (1.245)          .266         .685         (.566)        1.250
                                                               --------------------------------------------------------------------
        Total from Investment Operations                            (.684)          .848        1.298          .053         1.877
                                                               --------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                            (.561)         (.582)       (.613)        (.619)        (.627)
    Distributions from Realized Capital Gains                       (.055)         (.206)       (.075)        (.154)           --
                                                               --------------------------------------------------------------------
        Total Distributions                                         (.616)         (.788)       (.688)        (.773)        (.627)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $     8.08     $     9.38   $     9.32    $     8.71    $     9.43
===================================================================================================================================

TOTAL RETURN                                                       -7.40%          9.52%       15.52%         0.86%        23.64%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                         $    3,681     $    4,232   $    3,720    $    3,324    $    3,376
    Ratio of Total Expenses to Average Net Assets                   0.30%          0.30%        0.32%         0.28%         0.31%
    Ratio of Net Investment Income to Average Net Assets            6.59%          6.26%        6.87%         7.06%         7.03%
    Portfolio Turnover Rate                                            7%            43%          33%           30%           49%
===================================================================================================================================

FINANCIAL HIGHLIGHTS (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              HIGH-YIELD CORPORATE FUND
                                                                                 YEAR ENDED JANUARY 31,
                                                              ---------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    2000          1999           1998         1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $   7.90      $   8.17      $   7.87     $    7.89      $     7.24
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                         .631          .659          .688          .688            .678
    Net Realized and Unrealized Gain (Loss) on Investments       (.620)        (.245)         .300         (.020)           .650
                                                              ---------------------------------------------------------------------
        Total from Investment Operations                          .011          .414          .988          .668           1.328
                                                              ---------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                         (.631)        (.659)        (.688)        (.688)          (.678)
    Distributions from Realized Capital Gains                       --         (.025)           --            --              --
                                                              ---------------------------------------------------------------------
        Total Distributions                                      (.631)        (.684)        (.688)        (.688)          (.678)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $   7.28      $   7.90      $   8.17     $    7.87      $     7.89
===================================================================================================================================

TOTAL RETURN*                                                    0.17%         5.34%        13.14%         9.01%          19.01%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $  5,571      $  5,549      $  4,747     $   3,674      $    3,007
    Ratio of Total Expenses to Average Net Assets                0.28%         0.29%         0.28%         0.29%           0.34%
    Ratio of Net Investment Income to Average Net Assets         8.34%         8.26%         8.63%         8.92%           8.85%
    Portfolio Turnover Rate                                        20%           31%           45%           23%             38%
===================================================================================================================================

*Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

NOTES TO FINANCIAL STATEMENTS

Vanguard Bond Funds comprise the Vanguard Short-Term Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term Treasury, Intermediate-Term Corporate, GNMA, Long-Term Treasury, Long-Term Corporate, and High-Yield Corporate Funds, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the funds' investments are in corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

   1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

   2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

   3. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   4. FUTURES CONTRACTS: Each fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

   Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

   5. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

   6. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Fees assessed on redemptions of Vanguard High-Yield Corporate Fund capital shares are credited to paid in capital.

B. The Vanguard Group furnishes investment advisory services to the Vanguard Short-Term Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term Treasury, Intermediate-Term Corporate, and Long-Term Treasury Funds on an at-cost basis.

   Wellington Management Company, LLP, provides investment advisory services to the Vanguard GNMA, Long-Term Corporate, and High-Yield Corporate Funds for fees calcul-ated at an annual percentage rate of average net assets. For the year ended January 31, 2000, the investment advisory fees of the Vanguard GNMA, Long-Term Corporate, and High-Yield Corporate Funds represented effective annual rates of 0.01%, 0.03%, and 0.03%, respectively, of average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, shareholder account maintenance, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:

---------------------------------------------------------------------------------------------
                                          CAPITAL
                                        CONTRIBUTION     PERCENTAGE OF        PERCENTAGE OF
                                        TO VANGUARD        FUND NET            VANGUARD'S
                                           (000)           ASSETS            CAPITALIZATION
---------------------------------------------------------------------------------------------
BOND FUND
Short-Term Treasury                     $   245              0.02%                0.2%
Short-Term Federal                          302              0.02                 0.3
Short-Term Corporate                      1,435              0.02                 1.4
Intermediate-Term Treasury                  338              0.02                 0.3
Intermediate-Term Corporate                 289              0.02                 0.3
GNMA                                      2,488              0.02                 2.5
Long-Term Treasury                          242              0.02                 0.2
Long-Term Corporate                         738              0.02                 0.7
High-Yield Corporate                      1,129              0.02                 1.1
---------------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

D. The funds' custodian banks have agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended January 31, 2000, custodian fee offset arrangements reduced expenses by:

             -------------------------------------------------------------------------
                                                                  EXPENSE REDUCTION
                                                                        (000)
                                                              ------------------------
                                                                      CUSTODIAN
             BOND FUND                                                  FEES
             -------------------------------------------------------------------------
             Short-Term Corporate                                        $  75
             Intermediate-Term Corporate                                     3
             GNMA                                                          104
             Long-Term Treasury                                              1
             Long-Term Corporate                                             3
             -------------------------------------------------------------------------

E. The Short-Term Corporate Fund offers two classes of shares, Investor Shares and Institutional Shares. Institutional Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $50 million. Investor Shares are offered to all other investors. Both classes of shares have equal rights to assets and earnings, except that each class bears certain class-specific expenses related to its shareholder activity. Class-specific expenses for the year ended January 31, 2000, represented the following percentages of average net assets:

             ----------------------------------------------------------------------------
             BOND FUND                     INVESTOR SHARES          INSTITUTIONAL SHARES
             ----------------------------------------------------------------------------
             Short-Term Corporate               0.17%                      0.05%
             ----------------------------------------------------------------------------

Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

F. During the year ended January 31, 2000, purchases and sales of investment securities other than U.S. government securities and temporary cash investments were:

             -----------------------------------------------------------------------------------------------
                                                                                         (000)
                                                                        ------------------------------------
             BOND FUND                                                    PURCHASES                 SALES
             -----------------------------------------------------------------------------------------------
             Short-Term Corporate                                       $4,677,494               $2,990,677
             Intermediate-Term Corporate                                 1,010,277                  643,052
             Long-Term Corporate                                           315,463                  223,876
             High-Yield Corporate                                        1,502,518                1,031,043
             -----------------------------------------------------------------------------------------------

Purchases and sales of U.S. government securities were:

             -----------------------------------------------------------------------------------------------
                                                                                       (000)
                                                                        ------------------------------------
             BOND FUND                                                   PURCHASES                 SALES
             -----------------------------------------------------------------------------------------------
             Short-Term Treasury                                        $1,485,680              $1,493,112
             Short-Term Federal                                          1,422,827               1,430,829
             Short-Term Corporate                                          370,972                 353,373
             Intermediate-Term Treasury                                  1,164,548               1,143,640
             Intermediate-Term Corporate                                   266,650                 250,513
             GNMA                                                        4,030,276                 570,656
             Long-Term Treasury                                            551,906                 623,163
             Long-Term Corporate                                           133,895                  47,678
             High-Yield Corporate                                          168,050                  50,757
             -----------------------------------------------------------------------------------------------

G. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The following fund had realized losses through January 31, 2000, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note H).

--------------------------------------------------------------------------
                                                DEFERRED LOSSES
 BOND FUND                                            (000)
--------------------------------------------------------------------------
Long-Term Treasury                                     $2,904
--------------------------------------------------------------------------

    At January 31, 2000, the funds had the following capital losses available to offset future net capital gains:

----------------------------------------------------------------------
                                              CAPITAL LOSS
                                   -----------------------------------
                                                        EXPIRATION
                                   AMOUNT             FISCAL YEAR(S)
BOND FUND                           (000)            ENDING JANUARY 31,
----------------------------------------------------------------------
Short-Term Treasury                $11,131             2008-2009
Short-Term Federal                  30,537             2003-2009
Short-Term Corporate                25,699             2003-2009
Intermediate-Term Treasury          48,269             2003-2009
Intermediate-Term Corporate         24,529             2008-2009
GNMA                                10,888             2008-2009
Long-Term Treasury                  15,516             2008-2009
Long-Term Corporate                  5,745             2008-2009
High-Yield Corporate               175,011             2008-2009
----------------------------------------------------------------------

H. At January 31, 2000, net unrealized appreciation (depreciation) of investment securities for federal income tax purposes was:

---------------------------------------------------------------------------------------------
                                                               (000)
                                   ----------------------------------------------------------

                                      APPRECIATED             DEPRECIATED      NET UNREALIZED
BOND FUND                              SECURITIES              SECURITIES       DEPRECIATION
---------------------------------------------------------------------------------------------
Short-Term Treasury                 $       73              $  (23,409)        $  (23,336)
Short-Term Federal                         200                 (37,845)           (37,645)
Short-Term Corporate                     4,065                (166,434)          (162,369)
Intermediate-Term Treasury               2,465                 (53,235)           (50,770)
Intermediate-Term Corporate              1,563                 (77,509)           (75,946)
GNMA                                    44,592                (650,826)          (606,234)
Long-Term Treasury*                     24,494                 (43,413)           (18,919)
Long-Term Corporate                     28,016                (287,100)          (259,084)
High-Yield Corporate                    20,929                (319,571)          (298,642)
---------------------------------------------------------------------------------------------

*See Note G.

            At January 31, 2000, the aggregate settlement value of open futures contracts expiring in March 2000 and the related unrealized appreciation (depreciation) were:

----------------------------------------------------------------------------------------------
                                                                        (000)
                                                           -----------------------------------
                                      NUMBER OF              AGGREGATE           UNREALIZED
                                      LONG (SHORT)           SETTLEMENT         APPRECIATION
BOND FUND/FUTURES CONTRACTS           CONTRACTS                VALUE           (DEPRECIATION)
----------------------------------------------------------------------------------------------
Short-Term Corporate/
  5-Year Treasury Note                  (2,032)               $196,818            $4,482
  U.S. Treasury Note                    (2,530)                239,797             7,081
Intermediate-Term Treasury/
  U.S. Treasury Bond                     (132)                  12,173              (378)
  U.S. Treasury Note                      226                   21,421               132
Long-Term Treasury/
  U.S. Treasury Bond                      (92)                   8,484              (175)
  U.S. Treasury Note                      160                   15,165               137
----------------------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

I. The market values of securities on loan to broker/dealers at January 31, 2000, and collateral received with respect to such loans, were:

---------------------------------------------------------------------------------------------
                                                           (000)
                                     --------------------------------------------------------

                                                                  COLLATERAL RECEIVED
                                                        -------------------------------------
                                     MARKET VALUE                                   U.S.
                                      OF LOANED                                   TREASURY
BOND FUND                            SECURITIES               CASH               SECURITIES
---------------------------------------------------------------------------------------------
Short-Term Treasury                  $  88,847             $  70,881             $  19,923
Short-Term Federal                      95,261                97,417                    --
Intermediate-Term Treasury             486,786               326,569               169,857
Intermediate-Term Corporate             51,125                52,463                    --
Long-Term Treasury                     130,395                76,353                56,979
Long-Term Corporate                    118,148                    --               120,563
High-Yield Corporate                   257,578               212,430                51,088
---------------------------------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Bond Funds

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard GNMA Fund (a separate fund of Vanguard Bond Funds, hereafter referred to as the "Fund") at January 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

We have also audited the financial statements of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Short-Term Corporate Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard Intermediate-Term Corporate Fund, Vanguard Long-Term Treasury Fund, Vanguard Long-Term Corporate Fund and Vanguard High-Yield Corporate Fund at January 31, 2000, and we have issued our report thereon. An insert to this Annual Report containing our report on the financial statements of these funds is available from Vanguard Bond Funds.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

March 6, 2000

SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD BOND FUNDS

     This information for the fiscal year ended January 31, 2000, is included pursuant to provisions of the Internal Revenue Code.

     The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended January 31, 2000, all of which is designated as a 20% rate gain distribution.


-----------------------------------------------------------------
                                              TOTAL CAPITAL GAINS
                                                   DISTRIBUTION
BOND FUND                                            (000)
-----------------------------------------------------------------
Short-Term Treasury                                $  2,006
Intermediate-Term Corporate                           2,253
Long-Term Treasury                                   15,831
Long-Term Corporate                                  12,321
-----------------------------------------------------------------

                          THE VANGUARD FAMILY OF FUNDS

STOCK FUNDS
------------------------------------------

500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging Markets Stock
 Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional Index Fund*
International Growth Fund
International Value Fund
Mid-Cap Index Fund*
Morgan Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital
 Appreciation Fund*
Tax-Managed Growth and
 Income Fund*
Tax-Managed International Fund*
Tax-Managed Small-Cap Fund*
Total International Stock
 Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
Utilities Income Fund
Value Index Fund*
Windsor Fund
Windsor II Fund


BALANCED FUNDS
------------------------------------------

Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy Conservative
 Growth Fund
LifeStrategy Growth Fund
LifeStrategy Income Fund
LifeStrategy Moderate
 Growth Fund
STAR Fund
Tax-Managed Balanced Fund
Wellesley Income Fund
Wellington Fund


BOND FUNDS
------------------------------------------

Admiral Intermediate-Term
 Treasury Fund
Admiral Long-Term Treasury Fund
Admiral Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt
 Fund
Intermediate-Term Bond
 Index Fund
Intermediate-Term Corporate
Fund Intermediate-Term Tax-Exempt
 Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida,
 Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*


MONEY MARKET FUNDS
------------------------------------------

Admiral Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
 (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN
------------------------------------------

Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

 For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group,
                  P.O. Box 2600, Valley Forge, PA 19482-2600.
               Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

     The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

    The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

                                    TRUSTEES

JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and
Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL - (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

                               OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                           VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.

ROBERT A. DISTEFANO - Information Technology.

JAMES H. GATELY - Individual Investor Group.

KATHLEEN C. GUBANICH - Human Resources.

IAN A. MACKINNON - Fixed Income Group.

F. WILLIAM MCNABB, III - Institutional Investor Group.

MICHAEL S. MILLER - Planning and Development.

RALPH K. PACKARD - Chief Financial Officer.

GEORGE U. SAUTER - Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB

www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q280-0 3/22/2000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

VANGUARD BOND FUNDS

STATEMENT OF NET ASSETS  -  JANUARY 31, 2000

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying report. The Statement of Net Assets for the GNMA Fund ~begins on page 33 of that report.

      This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are ~further classified by industry sector. Other assets are added to, and liabilities are subtracted from, ~the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by ~the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because ~the fund distributes its net income to shareholders as a dividend each day. Any realized gains must ~be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by ~shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and ~tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the ~difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

          CONTENTS

  Short-Term Treasury Fund ............................   1
  Short-Term Federal Fund .............................   3
  Short-Term Corporate Fund ...........................   5
  Intermediate-Term Treasury Fund .....................  13
  Intermediate-Term Corporate Fund ....................  15
  Long-Term Treasury Fund .............................  20
  Long-Term Corporate Fund ............................  22
  High-Yield Corporate Fund ...........................  26


                                                                                                    FACE         MARKET
                                                                          MATURITY                AMOUNT         VALUE*
SHORT-TERM TREASURY FUND                                   COUPON             DATE                 (000)          (000)
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (97.9%)
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (85.4%)
U.S. Treasury Inflation-Indexed Note                       3.375%         1/15/2007              $33,886        $32,000
U.S. Treasury Inflation-Indexed Note                       3.875%         1/15/2009               10,262          9,925
U.S. Treasury Inflation-Indexed Note                        4.25%         1/15/2010               17,205         17,130
U.S. Treasury Note                                         5.625%         5/15/2001               24,000         23,735
U.S. Treasury Note                                          5.75%         4/30/2003              177,500        172,750
U.S. Treasury Note                                         6.125%        12/31/2001               47,700         47,274
U.S. Treasury Note                                          6.25%         4/30/2001               73,500         73,282
U.S. Treasury Note                                          6.25%         1/31/2002               83,000         82,432
U.S. Treasury Note                                          6.50%         5/31/2001               28,200         28,187
U.S. Treasury Note                                          6.50%         8/31/2001              154,100        153,887
U.S. Treasury Note                                         6.625%         7/31/2001               87,000         87,071
U.S. Treasury Note                                          7.50%        11/15/2001               38,700         39,250
U.S. Treasury Note                                         7.875%         8/15/2001               20,500         20,879
Bariven, SA Eximbank Guaranteed Export Financing
 (U.S.Government Guaranteed)                               6.277%         7/16/2000 (1)(2)         5,100          5,090
Banco Nacional de Comercio Exterior
 (U.S. Government Guaranteed)                              6.475%         5/15/2000 (1)            1,300          1,300
EximBank Guaranteed Export (U.S. Government Guaranteed)     5.73%         1/15/2003 (1)(2)        32,400         31,861
Guaranteed Export Trust (U.S. Government Guaranteed)        7.46%        12/15/2005 (1)            6,261          6,284
Guaranteed Trade Trust (U.S. Government Guaranteed)        6.104%        10/15/2001 (1)           19,542         19,124

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM TREASURY FUND                                             COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Overseas Private Investment Corp. (U.S. Government Guaranteed)        5.10%    8/15/2003 (1)         $18,000      $16,575
Overseas Private Investment Corp. (U.S. Government Guaranteed)       5.696%     2/1/2005 (1)           7,333        7,063
Overseas Private Investment Corp. (U.S. Government Guaranteed)       5.735%    1/15/2001 (1)           5,267        5,257
Overseas Private Investment Corp. (U.S. Government Guaranteed)       5.926%    11/6/2002 (1)          12,720       12,240
Private Export Funding Corp. (U.S. Government Guaranteed)             5.65%    3/15/2003 (1)           3,722        3,634
Private Export Funding Corp. (U.S. Government Guaranteed)             5.73%    1/15/2004              58,385       55,361
Private Export Funding Corp. (U.S. Government Guaranteed)             6.31%    9/30/2004              10,000        9,627
Private Export Funding Corp. (U.S. Government Guaranteed)             6.45%    9/30/2004              40,000       38,605
Private Export Funding Corp. (U.S. Government Guaranteed)             8.40%    7/31/2001               5,000        5,118
                                                                                                              -----------
                                                                                                                1,004,941
                                                                                                              -----------
AGENCY BONDS & NOTES (5.1%)

Federal Farm Credit Bank                                              4.80%    11/6/2003               9,000        8,307
Federal Home Loan Bank                                               5.675%    8/18/2003              18,800       17,933
Federal Home Loan Mortgage Corp.                                      6.30%     6/1/2004              35,000       33,624
                                                                                                              -----------
                                                                                                                   59,864
                                                                                                              -----------
MORTGAGE-BACKED SECURITIES (7.4%)

Federal Home Loan Mortgage Corp.                                      6.00%     8/1/2006 (1)          24,420       23,203
Federal Home Loan Mortgage Corp.                                      6.00%     8/1/2006              19,695       18,714
Federal National Mortgage Assn.                                       6.00%     4/1/2006              16,934       16,079
Federal National Mortgage Assn.                                       6.13%     6/3/2004 (1)          30,000       28,657
                                                                                                              -----------
                                                                                                                   86,653
                                                                                                              -----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $1,174,794)                                                                                             1,151,458
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.6%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                                  5.73%    2/1/2000              19,280       19,280
Collateralized By U.S. Government Obligations in a
  Pooled Cash Account--Note I                                          5.73%    2/1/2000              70,881       70,881
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $90,161)                                                                                                   90,161
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.5%)
  (COST $1,264,955)                                                                                             1,241,619
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.5%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               16,550
Security Lending Collateral Payable to Brokers--Note I                                                            (70,881)
Other Liabilities                                                                                                 (10,608)
                                                                                                              -----------
                                                                                                                  (64,939)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 118,328,304 outstanding $.001 par value
  shares of beneficial interest (unlimited authorization)                                                      $1,176,680
=========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                           $9.94
=========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally, to qualified institutional buyers. At January 31, 2000, the aggregate value of these securities was $36,951,000, representing 3.1% of net assets.


-------------------------------------------------------------------------------------------------------------------------
 AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT         PER~
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,213,364       $10.25
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses--Note G                                                             (13,348)        (.11)
 Unrealized Depreciation--Note H                                                                     (23,336)        (.20)
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,176,680       $ 9.94
=========================================================================================================================


-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM FEDERAL  FUND                                             COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (96.2%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (7.5%)
U.S. Treasury Inflation-Indexed Note                                 3.375%    1/15/2007            $ 40,578     $ 38,320
U.S. Treasury Inflation-Indexed Note                                 3.875%    1/15/2009              16,419       15,880
U.S. Treasury Inflation-Indexed Note                                  4.25%    1/15/2010              21,207       21,114
Government Trust Certificate                                          7.50%    8/15/2000 (1)           2,712        2,719
Guaranteed Export Certificates (U.S. Government Guaranteed)           5.23%    5/15/2005 (1)          12,638       12,144
Overseas Private Investment Corp. (U.S. Government Guaranteed)       7.815%   11/15/2000 (1)           2,500        2,524
Overseas Private Investment Corp. (U.S. Government Guaranteed)        8.75%   11/15/2000 (1)           3,750        3,803
Private Export Funding Corp. (U.S. Government Guaranteed)             6.31%    9/30/2004              10,000        9,627
Private Export Funding Corp. (U.S. Government Guaranteed)             7.03%   10/31/2003               5,000        4,977
                                                                                                              -----------
                                                                                                                  111,108
                                                                                                              -----------

AGENCY BONDS & NOTES (67.2%)
Bank United (Federal Home Loan Bank of Atlanta)                       5.40%     2/2/2004 LOC         104,500       98,000
Federal Home Loan Bank                                                5.97%   12/12/2000               7,000        6,962
Federal Home Loan Bank                                               5.375%     3/2/2001              57,000       56,237
Federal Home Loan Bank                                                5.40%    1/15/2003              29,575       28,225
Federal Home Loan Bank                                                5.50%    1/21/2003              12,000       11,481
Federal Home Loan Bank                                               5.625%    3/19/2001              20,000       19,774
Federal Home Loan Bank                                                5.97%    12/1/2000              20,000       19,896
Federal National Mortgage Assn.                                      5.125%    2/13/2004              10,000        9,278
Federal National Mortgage Assn.                                       5.72%     1/9/2001              10,000        9,912
Federal National Mortgage Assn.                                       5.72%    3/13/2001               9,000        8,906
Federal National Mortgage Assn.                                       5.77%    2/26/2004              10,000        9,462
Federal National Mortgage Assn.                                       5.86%    8/20/2003              71,835       68,720
Federal National Mortgage Assn.                                       5.90%    4/12/2004              30,565       29,011
Federal National Mortgage Assn.                                       5.94%    3/29/2004              12,052       11,461
Federal National Mortgage Assn.                                       5.96%    4/23/2003              86,000       82,854
Federal National Mortgage Assn.                                       6.00%    4/23/2003              30,000       28,935
Federal National Mortgage Assn.                                       6.00%    1/14/2005              14,980       14,130
Federal National Mortgage Assn.                                       6.00%    10/1/2005              14,674       14,044
Federal National Mortgage Assn.                                       6.00%    11/1/2005              12,758       12,210
Federal National Mortgage Assn.                                       6.01%    7/17/2003              39,010       37,542
Federal National Mortgage Assn.                                       6.06%     5/7/2003              31,000       29,932
Federal National Mortgage Assn.                                       6.10%    5/21/2003              20,000       19,326
Federal National Mortgage Assn.                                       6.13%     6/3/2004              18,315       17,495
Federal National Mortgage Assn.                                       6.17%    1/31/2004              18,076       17,127
Federal National Mortgage Assn.                                       6.18%   12/10/2001              10,000        9,816
Federal National Mortgage Assn.                                      6.195%   12/27/2000              70,000       69,745
Federal National Mortgage Assn.                                       6.44%   11/15/2001              28,635       28,254
Federal National Mortgage Assn.                                       6.45%    2/14/2002              10,000        9,870
Federal National Mortgage Assn.                                      6.625%    1/15/2002              71,500       71,095
Federal National Mortgage Assn.                                       6.80%    1/10/2003              21,600       21,419
Federal National Mortgage Assn.                                       5.75%    4/15/2003             112,000      107,801
Federal National Mortgage Assn.                                      6.375%    1/16/2002              14,000       13,849
                                                                                                              -----------
                                                                                                                  992,769
                                                                                                              -----------
MORTGAGE-BACKED SECURITIES (21.5%)
Federal Home Loan Mortgage Corp.                                      5.50%    11/1/2000 (1)           5,193        5,160
Federal Home Loan Mortgage Corp.                                      5.50%     1/1/2001 (1)          10,326       10,227
Federal Home Loan Mortgage Corp.                                      5.50%     1/1/2001 (1)           5,529        5,477
Federal Home Loan Mortgage Corp.                                      5.50%    5/15/2002 (1)          20,000       19,368
Federal Home Loan Mortgage Corp.                                      5.75%    7/15/2003 (1)          15,800       15,143
Federal Home Loan Mortgage Corp.                                      5.81%    4/25/2014 (1)          20,000       19,420
Federal Home Loan Mortgage Corp.                                      6.00%     7/1/2005 (1)          10,215        9,783
Federal Home Loan Mortgage Corp.                                      6.00%     8/1/2005 (1)          33,208       31,802
Federal Home Loan Mortgage Corp.                                      6.00%     7/1/2006 (1)          18,360       17,445
Federal Home Loan Mortgage Corp.                                      6.00%     7/1/2006 (1)          21,802       20,716
Federal Home Loan Mortgage Corp.                                      6.11%    6/25/2013 (1)          45,000       44,338
Federal Home Loan Mortgage Corp.                                      6.35%    9/25/2013 (1)           8,457        8,373


-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM FEDERAL FUND                                              COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                                      6.43%    2/25/2013 (1)       $  27,319     $ 27,131
Federal Home Loan Mortgage Corp.                                      6.53%   11/25/2010 (1)          17,831       17,740
Federal Home Loan Mortgage Corp.                                      6.59%    6/25/2012 (1)          10,412       10,371
Federal Home Loan Mortgage Corp.                                      6.92%    1/25/2012 (1)           2,591        2,582
Federal Home Loan Mortgage Corp.                                      7.00%    1/15/2019 (1)          13,000       12,793
Vendee Mortgage Trust (U.S. Government Guaranteed)                    6.50%    4/15/2014 (1)          25,715       25,488
Vendee Mortgage Trust (U.S. Government Guaranteed)                    6.50%    9/15/2015 (1)          15,014       14,727
                                                                                                              -----------
                                                                                                                  318,084
                                                                                                              -----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $1,459,606)                                                                                             1,421,961
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.4%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                                 5.73%    2/1/2000              42,244       42,244
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note I                                         5.73%    2/1/2000              97,417       97,417
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS

  (COST $139,661)                                                                  139,661
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.6%)
  (COST $1,599,267)                                                                                             1,561,622
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.6%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               21,112
Security Lending Collateral Payable to Brokers--Note I                                                            (97,417)
Other Liabilities                                                                                                  (6,931)
                                                                                                              -----------
                                                                                                                  (83,236)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 150,140,432 outstanding $.001 par value shares of
  beneficial interest ~(unlimited authorization)                                                               $1,478,386
=========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                           $9.85
=========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

LOC--Letter of Credit.


-------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $1,546,694       $10.30
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Losses--Note G                                                              (30,663)        (.20)
Unrealized Depreciation--Note H                                                                      (37,645)        (.25)
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,478,386       $ 9.85
=========================================================================================================================


-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM CORPORATE FUND                                            COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (86.1%)
-------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (19.8%)
ANRC Auto Owner Trust                                                 6.75%   12/15/2003 (1)       $  36,250     $ 35,974
ARG Funding Corp.                                                     5.88%     3/6/2002 (1)(3)       45,000       43,760
Advanta Mortgage Loan Trust                                           5.98%    8/10/2001 (1)          28,750       28,269
Advanta Mortgage Loan Trust                                           6.25%    2/25/2020 (1)          23,776       23,681
American Express Credit Account Master Trust                          5.85%    4/15/2004 (1)          24,800       23,343
BMW Vehicle Owner Trust                                               6.41%    8/25/2001 (1)          89,750       88,554
Bank One Financial Services                                           6.69%    8/25/2013 (1)          23,000       22,688
CIT Home Equity Loan Trust                                            6.08%    11/3/2000 (1)          25,000       24,892
California Infrastructure & Economic Development
   Bank Special Purpose Trust PG&E-1                                  6.15%     4/4/2000 (1)           3,255        3,256
California Infrastructure & Economic Development
   Bank Special Purpose Trust PG&E                                    6.42%    3/25/2005 (1)          10,000        9,594
California Infrastructure & Economic Development
   Bank Special Purpose Trust SCE-1                                   6.14%     2/6/2000 (1)           2,896        2,897
California Infrastructure & Economic Development
   Bank Special Purpose Trust SCE-1                                   6.28%    2/10/2003 (1)          20,000       19,451
Capital Auto Receivables Asset Trust                                  6.25%    3/15/2003 (1)          25,000       24,860
Chase Manhattan Auto Trust                                            6.65%    9/15/2003 (1)          17,576       17,441
Chemical Master Credit Card Trust I                                   6.38%    6/15/2003 (1)          10,000        9,972
Citibank Credit Card Master Trust                                     5.55%     1/9/2006 (1)          15,187       14,158
Citibank Credit Card Master Trust                                     5.75%    2/14/2020 (1)          12,400       12,272
Citibank Credit Card Master Trust                                     5.95%     2/7/2003 (1)          10,400        9,987
Citibank Credit Card Master Trust                                     6.35%    8/15/2000 (1)          28,000       28,006
Citibank Credit Card Master Trust                                     6.70%    2/15/2004 (1)          13,000       12,826
Citicorp Lease Pass-Through Trust Certificates                        7.22%    6/15/2005 (1)(3)       26,350       25,922
ComEd Transitional Funding Trust                                      5.34%    3/25/2004 (1)          35,000       33,873
ComEd Transitional Funding Trust                                      5.39%    6/25/2005 (1)          50,000       47,680
Countrywide Asset-Backed Certificate                                  6.24%    9/25/2018 (1)          25,522       24,992
Countrywide Asset-Backed  Certificate                                6.675%    2/25/2012 (1)           1,028        1,024
Credit Card Merchant Voucher Receivables Master Trust                 6.23%     8/1/2002 (1)(3)       13,883       13,662
Discover Card Master Trust                                            6.55%    2/18/2003 (1)          15,700       15,719
Dayton Hudson Credit Card Master Trust                                6.25%    8/25/2005 (1)          15,000       14,620
Discover Card Master Trust I Series                                   5.75%    4/15/2001 (1)          42,290       41,712
EQCC Home Equity Loan Trust                                          6.223%    6/25/2011 (1)          19,650       19,171
First Bank Corp. Card Master Trust                                    6.40%    2/15/2003 (1)          13,025       12,817
Ford Credit Auto Owner Trust                                          6.15%   12/15/2001 (1)          25,000       24,586
Ford Credit Auto Loan Master Trust                                    6.50%    8/15/2002 (1)          35,000       34,966
General Electric Capital Mortgage Services                            6.26%     1/6/2000 (1)           3,502        3,487
Green Tree Home Equity Loan Trust                                     7.05%    9/15/2030 (1)          29,750       29,389
Honda Auto Lease Trust                                                6.45%    1/29/2001 (1)          24,600       24,340
Household Credit Card Master Trust                                    5.90%    5/15/2002 (1)          20,000       19,836
Illinois Power Special Purpose                                        5.26%    6/25/2001 (1)          10,000        9,876
MBNA Master Credit Card Trust                                         6.45%    2/15/2008 (1)           5,000        4,815
MBNA Master Credit Card Trust                                         6.60%    1/15/2003 (1)          10,000       10,018
MBNA Master Credit Card Trust                                         6.70%    1/18/2005 (1)          26,000       25,628
Mellon Bank Home Equity Installment Loan Trust                        6.21%    8/25/2009 (1)          11,500       11,399
NationsBank Credit Card Master Trust                                  6.45%    4/15/2003 (1)          17,000       16,998
Navistar Financial Corp. Owner Trust                                  5.95%    4/15/2003 (1)          39,650       39,168
Navistar Financial Corp. Owner Trust                                  6.22%   10/17/2005 (1)           4,000        3,930
Neiman Marcus Credit Card Master Trust                                7.60%    6/15/2003 (1)           4,167        4,180
Nissan Auto Receivables                                               7.01%    9/15/2003 (1)          29,750       29,669
Onyx Acceptance Owner Trust                                           6.82%   11/15/2003 (1)          17,275       17,153
Option One Mortgage Loan Trust                                        5.92%    5/25/2009 (1)          25,450       24,858
PECO Energy Transition Trust                                          6.05%     7/5/2006 (1)          49,750       46,251
PNC Mortgage Securities Corp.                                         6.49%    7/25/2000 (1)          15,027       15,027
PP&L Transition Bonds Series                                          6.96%   12/26/2007 (1)          53,000       52,029
Premier Auto Trust                                                    6.55%     9/6/2003 (1)           5,000        4,922
Providian Master Trust                                                6.25%   6/15/20027 (1)          40,000       38,966
Providian Master Trust                                                6.45%    6/15/2007 (1)          10,000        9,729
Residential Asset Securities Corp.                                    6.00%    7/25/2001 (1)          73,650       72,032


-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM CORPORATE FUND                                            COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (96.2%)
-------------------------------------------------------------------------------------------------------------------------
Residential Asset Securities Corp.                                   6.285%    4/16/2000 (1)        $ 14,051    $  13,968
Residential Asset Securities Corp.                                   7.075%   10/15/2001 (1)          20,000       19,792
UAC Securitization Corp.                                              5.57%     9/8/2003 (1)          24,650       24,301
UAC Securitization Corp.                                              6.31%    12/8/2006 (1)          16,836       16,095
WFS Financial                                                         6.32%   10/20/2003 (1)          25,000       24,643
World Financial Network Credit Card Master Trust                      6.70%    4/15/2001 (1)          41,000       40,936
                                                                                                              -----------
                                                                                                                1,420,060
                                                                                                              -----------

FINANCE (34.1%)
   AUTO (2.0%)
   Ford Motor Credit Co.                                             5.375%   10/15/2002              22,000       20,993
   Ford Motor Credit Co.                                             6.125%    4/28/2003 (4)          29,000       27,887
   Ford Motor Credit Co.                                              6.55%    9/10/2002              28,000       27,514
   Ford Motor Credit Co.                                              6.85%    8/15/2000               5,000        4,999
   General Motors Acceptance Corp.                                    6.21%    9/19/2000              35,000       34,825
   General Motors Acceptance Corp.                                    6.65%    5/24/2000              30,000       30,002

   BANKS (10.5%)
   Bankers Trust NY Corp.                                             9.50%    6/14/2000              11,930       12,044
   Capital One Bank                                                   6.40%     5/8/2003              15,000       14,302
   Capital One Bank                                                   6.58%    4/17/2001              15,750       15,541
   Capital One Bank                                                   6.60%    8/20/2001              10,200       10,019
   Compass Bank                                                       6.45%     5/1/2009               8,000        7,166
   CoreStates Capital Corp.                                          6.186%    10/2/2000              35,000       34,806
   Dime Bancorp Inc.                                                 6.375%    1/30/2001               8,325        8,225
   Dime Bancorp Inc.                                                  7.00%    7/25/2001              15,000       14,821
   First Maryland Bancorp                                             7.20%     7/1/2007               5,770        5,448
   First Union Corp.                                                 8.125%    6/24/2002               5,000        5,062
   First USA Bank                                                     7.65%     8/1/2003               7,000        6,994
   Firstar Corp.                                                      6.35%    7/13/2001              25,000       24,689
   Firstar Corp                                                       6.50%    7/15/2002              20,000       19,545
   HSBC Americas Inc.                                                6.625%     3/1/2009              10,000        9,203
   Long Island Savings Bank                                           6.20%     4/2/2001              12,000       11,799
   Long Island Savings Bank                                           7.00%    6/13/2002              13,500       13,202
   Mellon Financial Co.                                               5.75%   11/15/2003               9,000        8,483
   Mercantile Bancorp                                                 6.80%    6/15/2001              15,512       15,387
   Meridian Bancorp                                                  6.625%    6/15/2000              26,550       26,539
   The Money Store Inc.                                               8.05%    4/15/2002              10,277       10,378
   National City Bank Cleveland                                       6.35%    3/15/2001              36,860       36,530
   NationsBank Corp                                                   5.80%    1/31/2001              14,675       14,492
   NationsBank Corp.                                                 6.375%    5/15/2005              25,000       23,599
   NationsBank Corp.                                                 8.125%    6/15/2002               9,898       10,040
   Northern Trust Co.                                                 6.50%     5/1/2003               5,000        4,865
   Norwest Corp.                                                     6.125%   10/15/2000               6,225        6,194
   Norwest Corp.                                                      7.75%     3/1/2002               5,000        5,038
   PNC Funding Corp.                                                 9.875%     3/1/2001               5,565        5,705
   Popular Inc.                                                       6.20%    4/30/2001              37,200       36,589
   Provident Bank of Ohio                                            6.125%   12/15/2000              12,700       12,555
   Providian National Bank                                            6.70%    3/15/2003              32,380       30,869
   Providian National Bank                                            6.75%    3/15/2002              52,455       50,851
   Security Pacific Corp.                                            11.00%     3/1/2001              20,907       21,717
   Shawmut National Corp.                                             7.20%    4/15/2003               7,000        6,906
   Southern National Corp.                                            7.05%    5/23/2003              29,469       28,878
   Summit Bancorp                                                    8.625%   12/10/2002              29,315       29,912
   US Bank NA Minnesota                                               5.25%     6/4/2003              20,000       18,627
   US Bancorp                                                        6.875%    12/1/2004               7,550        7,293
   Wells Fargo Co.                                                    6.50%     9/3/2002             125,000      122,503
   Wells Fargo Co.                                                   6.875%    4/15/2003               5,000        4,922

   CONSUMERS (1.7%)
   American Express Credit Corp                                      6.125%   11/15/2001              10,000        9,834
   Aristar Inc.                                                      6.125%    12/1/2000              48,000       47,607

                                       6
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                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   Household Finance Corp.                                            7.00%     8/1/2003            $ 12,000     $ 11,779
   Norwest Financial Corp.                                            7.95%    5/15/2002               4,200        4,252
   Sears Roebuck Acceptance Corp.                                     6.22%    11/8/2000              48,000       47,645
   Sears Roebuck Acceptance Corp.                                     6.69%    4/30/2001                 400          396

   DIVERSIFIED (4.0%)
   AT&T Capital Corp.                                                 6.59%     8/4/2000               5,000        4,998
   AT&T Capital Corp.                                                 6.70%    2/15/2001              50,000       49,793
   AT&T Capital Corp.                                                6.875%    1/16/2001               5,000        4,992
   Associates Corp. of North America                                  5.75%    11/1/2003              38,000       35,720
   Comdisco Inc.                                                      5.75%    2/15/2001              15,000       14,743
   Comdisco Inc.                                                      6.00%    1/30/2002              28,800       27,885
   Comdisco Inc.                                                      7.25%    9/20/2001              29,725       29,345
   Equity Residential Properties Trust Operating LP                   7.95%    4/15/2002               7,000        7,006
   Finova Capital Corp                                               5.875%   10/15/2001              10,000        9,749
   Finova Capital Corp                                                6.11%    2/18/2003              35,600       34,118
   Finova Capital Corp.                                              6.625%    9/15/2001              10,250       10,120
   General Electric Capital Corp                                      5.35%   11/18/2002              35,500       33,872

   INSURANCE (2.2%)
   Conseco Inc.                                                       6.40%    2/10/2003              30,000       28,332
   Conseco Inc.                                                      7.875%   12/15/2000              15,000       15,001
   Conseco Inc.                                                       8.50%   10/15/2002              15,000       15,037
   Liberty Financial Co.                                              6.75%   11/15/2008              17,650       15,997
   Progressive Corp.                                                  7.30%     6/1/2006              12,290       11,919
   Progressive Corp.                                                 10.00%   12/15/2000               7,000        7,155
   Prudential Insurance Co. of America                               6.375%    7/23/2006 (3)          30,000       27,804
   SunAmerica Inc.                                                    6.58%    1/15/2002               5,000        4,943
   USAA Capital Corp.                                                 6.90%    11/1/2002              25,000       24,720
   USAA Capital Corp.                                                 7.05%    11/8/2006              10,000        9,617

   OTHER (13.7%)
   Bear, Stearns & Co., Inc.                                         7.625%    4/15/2000              26,900       26,940
   Bradley Operating LP                                               7.00%   11/15/2004              10,000        9,320
   Cabot Industrial Properties LP                                    7.125%     5/1/2004              16,670       15,860
   Chelsea GCA Realty Partner                                         7.75%    1/26/2001              19,150       19,016
   Colonial Realty LP                                                 6.96%    7/26/2004              25,000       23,113
   DR Investments                                                     7.45%    5/15/2007 (3)           9,500        9,307
   Dean Witter Discover & Co.                                         6.30%    1/15/2006               8,000        7,444
   Donaldson, Lufkin & Jenrette, Inc.                                 5.71%    6/30/2000 (2)          15,000       14,992
   Donaldson, Lufkin & Jenrette, Inc.                                 6.00%    12/1/2001              25,000       24,315
   Donaldson, Lufkin & Jenrette, Inc.                                 6.25%     8/1/2001              29,650       29,139
   First Industrial LP                                                7.00%    12/1/2006              17,000       15,502
   First Industrial LP                                                7.15%    5/15/2002               8,150        7,942
   First Industrial LP                                               7.375%    5/15/2004 (3)          12,000       11,448
   Goldman Sachs Group LP                                             6.20%   12/15/2000 (3)          32,725       32,496
   International Business Machines Credit                             6.64%   10/29/2001              65,000       64,486
   International Business Machines Credit                             7.00%    1/28/2002              45,000       44,837
   Lehman Brothers Holdings Inc.                                      6.20%    1/15/2002              35,000       34,094
   Lehman Brothers Holdings Inc.                                      6.25%     4/1/2003              47,000       44,991
   Lehman Brothers Holdings Inc.                                     6.375%   10/23/2000              33,000       32,784
   Lehman Brothers Holdings Inc.                                      7.00%    5/15/2003              14,800       14,455
   Lehman Brothers Holdings Inc.                                     7.375%    5/15/2004               9,930        9,757
   Mack-Cali Realty                                                   7.25%    3/15/2009               9,500        8,745
   Merrill Lynch & Co., Inc.                                          5.72%    4/15/2002              50,000       48,320
   Merrill Lynch & Co., Inc.                                          6.05%     3/6/2001              14,500       14,325
   Morgan Stanley, Dean Witter & Co.                                 5.625%    1/20/2004              12,000       11,206
   Morgan Stanley, Dean Witter, Discover & Co.                        5.75%    2/15/2001              10,500       10,367
   Morgan Stanley Group                                               7.125%   1/15/2003              94,970       94,149
   Newcourt Credit Group                                             6.875%    2/16/2005              14,700       14,203
   Oasis Residential Inc.                                             6.75%   11/15/2001              22,600       22,090

                                       7
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                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM CORPORATE FUND                                            COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
  PaineWebber Group Inc.                                              6.32%    3/18/2003 (2)      $   25,000   $   23,970
  PaineWebber Group Inc.                                             6.375%    5/15/2004              42,060       39,721
  PaineWebber Group Inc.                                              6.45%    12/1/2003              10,900       10,413
  PaineWebber Group Inc.                                             7.625%   10/15/2008               5,000        4,832
  Post Apartment Homes LP                                            6.371%     3/3/2000              30,000       29,991
  Post Apartment Homes LP                                             7.02%     4/2/2001              20,000       19,808
  Reckson Operating Partnership LP                                    7.40%    3/15/2004              10,000        9,534
  Reckson Operating Partnership LP                                    7.75%    3/15/2009              21,000       19,426
  Regency Centers LP                                                  7.40%     4/1/2004               6,900        6,599
  Salomon Smith Barney Holdings Inc.                                  7.30%    5/15/2002              25,400       25,372
  Salomon Smith Barney Holdings Inc.                                  7.50%     5/1/2002              11,500       11,534
  Salomon Smith Barney Holdings Inc.                                  7.98%     3/1/2000              17,500       17,520
  Security Capital Group                                              7.75%   11/15/2003              20,000       19,229
  Summit Properties Inc.                                              6.80%    8/15/2002              20,000       19,125
  Summit Properties Inc.                                              7.20%    8/15/2007               5,000        4,485
  Topaz Ltd.                                                          6.92%    3/10/2007 (1)(3)       12,956       12,524
  Trinet Corp. Realty Trust                                           7.30%    5/15/2001               5,500        5,257
  Wellsford Residential Property Trust                               9.375%     2/1/2002               5,175        5,304
                                                                                                               ----------
                                                                                                                2,442,624
                                                                                                               ----------

INDUSTRIAL (21.4%)
American Stores Co.                                                   7.40%    5/15/2005              20,700       20,403
Baker Hughes, Inc.                                                    5.80%    2/15/2003              16,850       16,007
Baker Hughes, Inc.                                                   7.875%    6/15/2004               4,250        4,265
Boston Scientific                                                    6.625%    3/15/2005              28,660       26,518
CSC Enterprises                                                       6.50%   11/15/2001 (3)          29,200       28,701
Coastal Corp.                                                         6.50%    5/15/2006              10,000        9,323
Continental Airlines Pass-Through Trust                              6.331%    4/15/2003 (1)          11,802       11,540
Continental Airlines Pass-Through Trust                              6.465%    4/15/2006 (1)          10,382        9,973
Continental Airlines Pass-Through Trust                              6.541%    9/15/2018 (1)          13,756       12,795
Continental Airlines Pass-Through Trust                               6.80%   11/28/2003 (1)          10,376        9,750
Continental Airlines Pass-Through Trust                              7.434%    3/15/2006 (1)           6,700        6,482
Cooper Tire & Rubber Co.                                              7.25%   12/16/2002              30,000       29,671
Cox Communications, Inc.                                             6.375%    6/15/2000              37,000       36,970
Daimler-Chrysler North America Holding Corp.                          6.67%    9/25/2001              26,000       25,780
Daimler-Chrysler North America Holding Corp.                          6.84%   10/15/2002              50,000       49,277
Daimler-Chrysler North America Holding Corp.                          6.90%     9/1/2004              17,000       16,526
Daimler-Chrysler North America Holding Corp.                          7.40%    1/20/2005              55,000       54,509
Delta Air Lines Inc.                                                  6.65%    3/15/2004              33,400       31,620
Delta Air Lines Inc.                                                  7.70%   12/15/2005 (3)          19,875       19,300
Delta Air Lines Inc.                                                10.375%     2/1/2011               5,750        6,424
Dillard's Inc.                                                        5.79%   11/15/2001              25,000       24,037
Dillard's Inc.                                                       6.625%   11/15/2008              15,000       13,140
Dresser Industries, Inc.                                              8.00%    4/15/2003              20,067       20,341
E.I. duPont de Nemours & Co.                                          6.75%   10/15/2004               6,500        6,332
ERAC USA Finance Co.                                                  6.35%    1/15/2001 (3)           7,330        7,263
ERAC USA Finance Co.                                                 6.625%    5/15/2006 (3)          35,000       32,403
ERAC USA Finance Co.                                                  7.00%    6/15/2000 (3)           9,880        9,885
Electronic Data Systems Corp.                                         6.85%    5/15/2000 (3)          18,000       18,014
Federal Express Corp.                                                9.875%     4/1/2002               8,195        8,526
Food Lion, Inc.                                                       8.41%    9/26/2001               5,000        5,015
Harrahs Operating Co., Inc.                                           7.50%    1/15/2009              22,400       21,123
Hertz Corp.                                                           6.50%     4/1/2000               5,000        5,001
Hertz Corp.                                                           7.00%     5/1/2002               5,000        4,954
Hertz Corp.                                                          7.375%    6/15/2001               8,275        8,278
International Paper Co.                                              6.125%    11/1/2003               5,900        5,597
International Paper Co.                                               9.50%    3/15/2002               5,100        5,282
International Speedway Corp.                                         7.875%   10/15/2004 (3)          14,750       14,341
Knight-Ridder, Inc.                                                   8.50%     3/1/2001               8,513        8,627
Kroger Co.                                                            6.34%     6/1/2001               9,575        9,434
Kroger Co.                                                           7.625%    9/15/2006              50,000       49,270
Lafarge Corp                                                         6.375%    7/15/2005              14,860       13,903
Lockheed Martin Corp.                                                 6.50%    4/15/2003              16,834       16,073

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
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                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                 7.95%    12/1/2005          $   15,000   $   14,776
Fred Meyer Inc.                                                       7.45%     3/1/2008               7,613        7,389
Mobil Corp. ESOP                                                      9.17%    2/29/2000               7,712        7,729
Monsanto Co.                                                         5.625%    12/1/2001 (3)          24,000       23,192
Occidental Petroleum Corp.                                            8.50%    11/9/2001              10,000       10,147
Osprey Trust                                                          8.31%    1/15/2003 (3)          39,875       39,618
PSE&G Capital Corp.                                                   6.25%    5/15/2003 (3)          25,000       23,865
PanAmSat Corp.                                                        6.00%    1/15/2003               7,500        7,053
PanAmSat Corp.                                                       6.125%    1/15/2005              30,000       27,093
Parker Retirement Savings Plan Trust                                  6.34%    7/15/2008 (1)(3)       21,952       20,466
Pepsi Bottling Holdings Inc.                                         5.375%    2/17/2004 (3)          25,000       23,220
Phillips Petroleum Co.                                                9.00%     6/1/2001              43,008       43,921
Praxair, Inc.                                                         6.70%    4/15/2001              52,000       51,587
The Proctor & Gamble Co.                                              6.60%   12/15/2004              25,100       24,340
Qantas Airways                                                        7.75%    6/15/2009 (3)          24,750       23,766
Raytheon Co.                                                          5.70%    11/1/2003              32,085       29,764
Raytheon Co.                                                          6.30%    3/15/2005               8,770        8,083
Raytheon Co.                                                          6.45%    8/15/2002              11,900       11,511
Raytheon Co.                                                          6.50%    7/15/2005               6,000        5,559
Safeway Inc.                                                          7.00%    9/15/2002              20,000       19,760
Southwest Air                                                         9.40%     7/1/2001               6,500        6,677
Stagecoach Holdings PLC                                              8.625%   11/15/2009              25,000       25,054
TRW Inc.                                                              6.50%     6/1/2002              20,000       19,538
TTX Co.                                                               7.02%   11/15/2001 (3)          50,000       49,485
Telecommunications, Inc.                                              8.25%    1/15/2003              44,445       45,463
Texas Instruments Inc.                                                7.00%    8/15/2004              39,600       38,704
Minnesota Mining & Manufacturing ESOP Trust                           5.62%    3/21/2005 (3)          44,943       40,925
Tyco International Group SA                                          6.125%    6/15/2001              15,000       14,702
Tyco International Ltd.                                              6.875%     9/5/2002 (3)          50,000       49,032
USA Waste Services                                                    6.50%   12/15/2002              22,000       20,499
Union Pacific Corp.                                                   7.00%    6/15/2000              10,000       10,005
VF Corp.                                                              7.60%     4/1/2004              18,635       18,201
Yosemite Trust                                                        8.25%   11/15/2004 (3)          19,900       19,576
Zeneca Wilmington                                                     6.30%    6/15/2003              20,400       19,790
                                                                                                               ----------
                                                                                                                1,533,163
                                                                                                               ----------
UTILITIES (10.8%)
AEP Resources Inc.                                                    6.50%    12/1/2003 (3)          50,000       47,664
Alabama Power Co.                                                    7.125%    8/15/2004              25,000       24,599
Arizona Public Service                                                5.75%    9/15/2000              11,950       11,869
Baltimore Gas & Electric Co.                                          6.68%   10/11/2001              16,000       15,840
Boston Edison Co.                                                     6.05%    8/15/2000              25,500       25,399
Boston Edison Co.                                                     6.80%     2/1/2000              10,000        9,998
Boston Edison Co.                                                     6.80%    3/15/2003              14,000       13,719
Calenergy Co., Inc                                                    7.23%    9/15/2005              12,500       12,154
Cinergy Corp.                                                        6.125%    4/15/2004               8,850        8,267
Cinergy Global Resources                                              6.20%    11/3/2008 (3)(6)        5,000        4,508
Connectiv Inc.                                                        6.73%    9/12/2003              63,000       60,791
Consolidated Edison                                                   6.50%     2/1/2001               5,000        4,968
Detroit Edison Co.                                                    6.56%     5/1/2001              10,750       10,677
Duquesne Light Co.                                                    6.10%    5/10/2000               2,100        2,097
East Coast Power                                                     6.737%   11/22/2004               8,250        7,431
Edison Mission Energy Funding Corp.                                   6.77%    9/15/2003 (1)(3)       19,503       19,079
FPL Group Capital Inc.                                               7.625%    9/15/2006              34,700       34,522
GTE Corp.                                                             6.36%    4/15/2006               7,950        7,462
GTE Corp.                                                             6.39%    9/11/2000              10,000        9,973
Indiana Michigan Power Co.                                            6.40%     3/1/2000              20,000       20,001
KN Energy Inc.                                                        6.45%   11/30/2001              24,850       24,415
KN Energy Inc.                                                        6.65%     3/1/2005               5,000        4,759
Kansas City Power & Light Co.                                         6.50%   11/14/2001               5,000        4,935
Kern River Funding Corp.                                              6.42%    3/31/2001 (1)(3)        6,321        6,289
Kern River Funding Corp.                                              6.72%    9/30/2001 (3)          16,075       15,888

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
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                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM CORPORATE FUND                                            COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
LG&E Capital Corp.                                                   6.205%     5/1/2004          $   21,700   $   20,573
MCN Investment Corp.                                                  6.03%     2/1/2001               4,000        3,946
Midamerican Funding LLC                                               5.85%     3/1/2001 (3)          20,000       19,675
NRG Energy, Inc.                                                      7.50%    6/15/2007               5,000        4,751
Nevada Power Co.                                                      6.20%    4/15/2004               6,850        6,405
Nevada Power Co.                                                      7.06%     5/1/2000              12,000       12,007
Nipsco Capital Markets                                                7.39%     4/1/2004               5,000        4,832
NYNEX Corp.                                                           9.55%     5/1/2010               6,169        6,566
NYNEX Credit Co.                                                      6.50%    9/15/2000 (3)          30,000       29,877
PSE&G Capital Corp.                                                   6.74%   10/23/2001 (3)          26,000       25,638
Potomac Capital Investment Corp.                                      7.55%   11/19/2001 (3)          36,850       36,807
Progress Capital Holdings                                             5.47%   10/23/2000 (3)          25,000       24,723
Progress Capital Holdings                                             6.88%     8/1/2001 (3)          20,000       19,803
Texas Utilities Co.                                                   8.25%     4/1/2004               6,000        6,119
Transcontinental Gas Pipeline                                        8.875%    9/15/2002              25,150       25,710
US West Capital Funding, Inc.                                        6.125%    7/15/2002              32,000       31,043
US West Capital Funding, Inc.                                         6.25%    7/15/2005              15,000       14,023
US West Capital Funding, Inc.                                        6.875%    8/15/2001 (3)          45,500       45,179
Virginia Electric Power                                               6.30%    6/21/2001              19,750       19,478
Worldcom Inc.                                                        6.125%    8/15/2001               9,750        9,606
                                                                                                               ----------
                                                                                                                  774,065
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $6,335,118)                                                                                             6,169,912
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (0.8%)
-------------------------------------------------------------------------------------------------------------------------
AGENCY BONDS & NOTES (0.6%)
Federal Home Loan Mortgage Corp.                                      6.00%     1/1/2001 (1)           7,321        7,266
Federal Home Loan Mortgage Corp.                                      6.11%     9/7/2001 (1)          23,000       22,662
Federal Home Loan Mortgage Corp.                                      6.43%   12/19/2000 (1)           8,537        8,478
Federal Home Loan Mortgage Corp.                                      6.92%    9/25/2000 (1)           2,180        2,172
                                                                                                               ----------
                                                                                                                   40,578
                                                                                                               ----------
MORTGAGE-BACKED SECURITIES (0.2%)
Federal Home Loan Mortgage Corp.                                      5.50%    10/1/2000 (1)           8,359        8,280
Federal Home Loan Mortgage Corp.                                      7.00%     3/1/2000 (1)           1,268        1,268
Federal Home Loan Mortgage Corp.                                      7.00%     5/1/2000 (1)             459          459
Federal National Mortgage Assn.                                       6.00%     1/1/2001 (1)           5,546        5,503
                                                                                                               ----------
                                                                                                                   15,510
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $56,717)                                                                                                   56,088
-------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(11.0%)
-------------------------------------------------------------------------------------------------------------------------
Amvescap PLC                                                         6.375%    5/15/2003              20,250       19,429
Amvescap PLC                                                          6.60%    5/15/2005                 500          472
Australian Gas Light Co.                                              6.40%    4/15/2008 (3)          10,000        9,067
BCH Cayman Islands Ltd.                                               6.50%    2/15/2006              13,290       12,429
Banco Latinoamericano de Exportaciones                                6.35%    4/10/2000 (3)          25,000       24,946
CIBC Capital Funding, LP                                              6.25%   12/17/2002 (3)          24,500       23,684
Canadian Imperial Bank of Commerce (NY)                               6.20%     8/1/2000              70,870       70,799
China Telecom                                                        7.875%    11/2/2004              19,900       19,724
Corporacion Nacional del Cobre de Chile                              7.375%     5/1/2009 (3)          30,985       28,744
Israel Electric Corp.                                                 7.25%   12/15/2006 (3)          14,308       13,662
Israel Electric Corp.                                                 7.75%     3/1/2009 (3)           5,000        4,821
Israel Electric Corp.                                                 8.25%   10/15/2009 (3)          20,000       19,670
Kimberly-Clark de Mexico                                             8.875%     8/1/2009 (3)           7,860        7,740
Korea Electric Power                                                  7.00%    10/1/2002               6,000        5,825
Korea Electric Power                                                 10.00%     4/1/2001 (3)          22,330       22,767
Korean Development Bank                                              7.125%    9/17/2001              42,820       42,275
Korean Development Bank                                              7.125%    4/22/2004              17,350       16,694
Korean Development Bank                                              7.375%    9/17/2004               5,000        4,825
Malaysia                                                              8.75%     6/1/2009              15,670       16,131
National Westminster Bancorp Inc.                                     9.45%     5/1/2001               8,881        9,099

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Noranda, Inc.                                                         8.00%     6/1/2003           $  20,000    $  19,845
Noranda, Inc.                                                        8.625%    7/15/2002              15,000       15,122
Oil Enterprises Ltd.                                                 6.239%    6/30/2008 (1)(3)       36,962       34,471
PacifiCorp Australia LLC                                              6.15%    1/15/2008 (3)(5)       20,900       18,863
Pemex Finance Ltd.                                                   6.125%    2/15/2002               5,850        5,694
Pemex Finance Ltd.                                                    9.14%     7/6/2003              44,350       44,199
Pemex Finance Ltd.                                                    9.69%     4/1/2007              41,000       41,634
Petroliam Nasional Berhad                                            7.125%   10/18/2006 (3)          26,450       24,912
Pohang Iron & Steel Co. Ltd.                                         7.125%    7/15/2004              13,015       12,388
Pohang Iron & Steel Co. Ltd.                                          7.50%     8/1/2002              11,320       11,120
Province of Saskatchewan                                             6.625%    7/15/2003              11,100       10,779
Samsung Electronics America                                           8.50%    11/1/2002 (3)           5,000        4,991
Samsung Electronics America                                           9.75%     5/1/2003 (3)          15,670       16,297
Santander Financial Issuances Ltd.                                    7.00%     4/1/2006              12,945       12,433
The Development Bank of Singapore Ltd.                               7.875%    8/10/2009 (3)          13,950       13,683
TPSA Finance BV                                                       7.75%   12/10/2008 (3)          27,000       25,644
Trans Canada Pipelines                                                6.77%    4/30/2001               5,000        4,975
TXU Eastern Funding                                                   6.45%    5/15/2005              13,625       12,775
TXU Eastern Funding                                                   6.75%    5/15/2009              10,825        9,874
Telecomunicaciones de Puerto Rico                                     6.15%    5/15/2002               5,000        4,814
Trans Canada Pipelines                                                7.15%    6/15/2006              11,750       11,332
Trans Canada Pipelines                                               7.875%   12/15/2002              14,000       14,164
The State of Qatar                                                    9.50%    5/21/2009 (3)          17,500       18,299
Westpac Banking                                                      9.125%    8/15/2001              24,966       25,546
-------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
  (COST $782,562)                                                                                                 786,657
-------------------------------------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BOND (0.6%)
-------------------------------------------------------------------------------------------------------------------------
Power Auth. of the State of NY
  (COST $44,865)                                                      6.05%   11/15/2001              45,050       44,225
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.1%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
Pooled Cash Account
  (COST $8,216)                                                       5.73%    2/1/2000                8,216        8,216
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.6%)
  (COST $7,227,478)                                                                                             7,065,098
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.4%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                              131,176
Liabilities--Note I                                                                                               (31,248)
                                                                                                               ----------
                                                                                                                   99,928
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                              $7,165,026
-------------------------------------------------------------------------------------------------------------------------

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Adjustable Rate Security.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2000, the aggregate value of these securities was $1,227,366,000, representing 17.1% of net assets.

(4) Securities with a value of $7,693,000 have been segregated as initial margin for open futures contracts.

(5) Scheduled principal and interest payments are guaranteed by Ambac Assurance Corporation.

(6) Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   AMOUNT
SHORT-TERM CORPORATE FUND                                                                                           (000)
-------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                               $7,353,303
Undistributed Net Investment Income                                                                                   --
Accumulated Net Realized Losses--Note G                                                                          (37,471)
Unrealized Appreciation (Depreciation)--Note H
   Investment Securities                                                                                         (162,369)
   Futures Contracts                                                                                               11,563
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                                    $7,165,026
=========================================================================================================================
 Investor Shares--Net Assets applicable to 641,484,161 outstanding $.001 par
 value shares of beneficial interest (unlimited authorization)                                                 $6,731,258
-------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                                        $10.49
=========================================================================================================================
 Institutional Shares--Net Assets applicable to 41,337,809 outstanding $.001 par
 value shares of beneficial interest (unlimited authorization)                                                   $433,768
-------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES                                                                   $10.49
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INTERMEDIATE-TERM TREASURY FUND                                      COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (96.8%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (84.5%)
U.S. Treasury Inflation-Indexed Note                                 3.875%    4/15/2029          $   21,679   $   20,283
U.S. Treasury Inflation-Indexed Note                                  4.25%    1/15/2010              50,015       49,796
U.S. Treasury Bond                                                    7.50%   11/15/2016              48,120       51,797
U.S. Treasury Bond                                                  10.375%   11/15/2012 (3)         246,200      297,011
U.S. Treasury Note                                                    6.00%    8/15/2009              76,700       73,123
U.S. Treasury Note                                                   6.125%    8/15/2007             170,800      164,677
U.S. Treasury Note                                                    6.50%    5/15/2005               1,550        1,533
U.S. Treasury Note                                                    6.50%    8/15/2005              14,900       14,732
U.S. Treasury Note                                                    6.50%   10/15/2006              72,850       71,832
U.S. Treasury Note                                                   6.875%    5/15/2006              40,450       40,691
U.S. Treasury Note                                                    7.00%    7/15/2006             171,700      173,793
U.S. Treasury Note                                                    7.50%    2/15/2005             148,300      152,874
Export Funding Trust (U.S. Government Guaranteed)                     8.21%   12/29/2006 (1)           1,377        1,413
Government Export Trust (U.S. Government Guaranteed)                  6.00%    3/15/2005 (1)          10,938       10,648
Guaranteed Export Trust (U.S. Government Guaranteed)                  7.46%   12/15/2005 (1)          20,087       20,160
Guaranteed Trade Trust (U.S. Government Guaranteed)                   6.69%    1/15/2009 (1)(2)       25,456       24,623
Guaranteed Trade Trust (U.S. Government Guaranteed)                   7.02%     9/1/2004 (1)           8,854        8,789
Guaranteed Trade Trust (U.S. Government Guaranteed)                   7.39%    6/26/2006 (1)           3,326        3,313
Guaranteed Trade Trust (U.S. Government Guaranteed)                   7.80%    8/15/2006 (1)           6,278        6,329
Guaranteed Trade Trust (U.S. Government Guaranteed)                   8.17%    1/15/2007 (1)           5,250        5,381
Overseas Private Investment Corp. (U.S. Government Guaranteed)        5.94%    6/20/2006 (1)          13,684       13,125
Overseas Private Investment Corp. (U.S. Government Guaranteed)        6.08%    8/15/2004 (1)          17,184       16,662
Overseas Private Investment Corp. (U.S. Government Guaranteed)       6.726%    9/15/2010 (1)          16,261       15,692
Overseas Private Investment Corp. (U.S. Government Guaranteed)        6.75%   12/15/2008 (1)           9,975        9,746
Overseas Private Investment Corp. (U.S. Government Guaranteed)        7.05%   11/15/2013 (1)          25,000       24,300
Private Export Funding Corp. (U.S. Government Guaranteed)             5.25%    5/15/2005              40,900       37,256
Private Export Funding Corp. (U.S. Government Guaranteed)             5.87%    7/31/2008              73,300       66,077
Private Export Funding Corp. (U.S. Government Guaranteed)             6.49%    7/15/2007               8,500        8,101
Private Export Funding Corp. (U.S. Government Guaranteed)             7.11%    4/15/2007              13,100       12,947
                                                                                                               ----------
                                                                                                                1,396,704
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
AGENCY BONDS & NOTES (12.3%)
-------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                                      6.625%    9/15/2009              39,050       37,095
Federal National Mortgage Assn.                                       7.25%    1/15/2010             167,485      166,445
                                                                                                               ----------
                                                                                                                  203,540
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $1,651,014)                                                                                             1,600,244
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (21.6%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                                5.73%     2/1/2000              30,250       30,250
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note I                                        5.73%     2/1/2000            326,5693       26,569
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $356,819)                                                                                                 356,819
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (118.4%)
  (COST $2,007,833)                                                                                             1,957,063
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
INTERMEDIATE-TERM TREASURY FUND                                                                                     (000)
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-18.4%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                           $   31,878
Security Lending Collateral Payable to Brokers--Note I                                                           (326,569)
Other Liabilities                                                                                                  (9,945)
                                                                                                               ----------
                                                                                                                 (304,636)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 164,672,933 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)                                                                                      $1,652,427
=========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                          $10.03
=========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2000, the value of this security was $24,623,000, representing 1.5% of net assets.

(3) Securities with a value of $2,413,000 have been segregated as initial margin for open futures contracts.


-------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT         PER
                                                                                                       (000)       SHARE
 -------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                  $1,752,196      $10.64
Undistributed Net Investment Income                                                                      --          --
Accumulated Net Realized Losses--Note G                                                             (48,753)       (.30)
Unrealized Depreciation--Note H
   Investment Securities                                                                            (50,770)       (.31)
   Futures Contracts                                                                                   (246)         --
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                      $1,652,427      $10.03
=========================================================================================================================


-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INTERMEDIATE-TERM TREASURY FUND                                      COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
 CORPORATE BONDS (74.2%)
-------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (6.4%)
American Express Credit Account Master Trust                          5.85%   11/15/2006 (1)        $  5,000     $  4,706
California Infrastructure & Economic Development
 Bank Special Purpose Trust PG&E-1                                    6.31%    9/25/2020 (1)           4,409        4,203
California Infrastructure & Economic Development
 Bank Special Purpose Trust PG&E-1                                    6.32%    9/25/2005 (1)           1,650        1,610
California Infrastructure & Economic Development
 Bank Special Purpose Trust PG&E-1                                    6.38%    9/25/2008 (1)          15,000       14,355
California Infrastructure & Economic Development
 Bank Special Purpose Trust PG&E-1                                    6.42%    9/25/2008 (1)           1,800        1,727
Citibank Credit Card Master Trust                                     6.30%    5/15/2008 (1)          10,000        9,223
Citibank Credit Card Master Trust                                     6.70%    2/15/2004 (1)           5,000        4,933
Citicorp Lease Pass-Through Trust                                     7.22%    6/15/2005 (1)(2)        1,900        1,869
ComEd Transitional Funding Trust                                      5.63%    6/25/2009 (1)          15,000       13,686
Illinois Power Special Purpose Trust                                  5.54%    6/25/2009 (1)           7,000        6,345
MBNA Master Credit Card Trust                                         6.45%    2/15/2008 (1)           5,000        4,815
PECO Energy Transition Trust                                          6.05%     3/1/2009 (1)          15,000       13,945
Providian Master Trust                                                6.25%   11/15/2002 (1)          10,000        9,741
Standard Credit Master Trust                                          7.25%     4/7/2008 (1)           3,200        3,162
                                                                                                               ----------
                                                                                                                   94,320
                                                                                                               ----------
FINANCE (32.7%)
   AUTOMOBILE (2.5%)
   Ford Motor Credit Co.                                              5.80%    1/12/2009              25,000       21,752
   General Motors Acceptance Corp.                                    7.75%    1/19/2010              15,000       14,899

   BANKS (11.3%)
   BB&T Corp.                                                         7.25%    6/15/2007               5,000        4,821
   The Bank of New York Co., Inc.                                    6.625%    6/15/2003               6,000        5,809
   The Bank of New York Co., Inc.                                     8.50%   12/15/2004              10,000       10,271
   BankAmerica Corp.                                                  7.20%    4/15/2006              10,000        9,749
   Citicorp                                                           6.75%    8/15/2005               5,000        4,803
   Compass Bank                                                       6.45%     5/1/2009              10,000        8,958
   First Bank N.A.                                                    6.00%   10/15/2003               4,200        3,990
   First Bank System, Inc.                                           6.875%    9/15/2007              10,000        9,520
   First Maryland Bancorp                                            6.875%     6/1/2009              13,000       11,797
   First Security Corp.                                              6.875%   11/15/2006              10,917       10,358
   First Tennessee Bank                                               5.75%    12/1/2008              15,000       12,892
   Mellon Bank Corp.                                                  7.00%    3/15/2006              10,500       10,168
   Mellon Bank Corp.                                                 7.625%    9/15/2007               5,000        4,970
   Meridian Bancorp, Inc.                                            6.625%    3/15/2003               3,000        2,918
   National City Bank of Kentucky                                     6.30%    2/15/2011              10,000        8,830
   National City Corp.                                               6.625%     3/1/2004               6,700        6,450
   PNC Bank N.A.                                                     7.875%    4/15/2005               5,000        4,994
   Southern National Corp.                                            7.05%    5/23/2003              13,000       12,739
   Summit Bancorp                                                    8.625%   12/10/2002               5,775        5,893
   Summit Bank                                                        6.75%    6/15/2003               8,335        8,076
   Wells Fargo & Co.                                                  6.25%    4/15/2008              10,000        9,102

   CONSUMERS (1.3%)
   Norwest Financial, Inc.                                            7.20%     5/1/2007               5,000        4,844
   Norwest Financial, Inc.                                            7.50%    4/15/2005               5,000        4,978
   Sears Roebuck Acceptance Corp.                                     6.69%    4/30/2001               5,000        4,956
   Sears Roebuck Acceptance Corp.                                     6.80%    10/9/2002               5,000        4,906

   DIVERSIFIED (1.2%)
   Associates Corp. of North America                                  6.25%    11/1/2008               5,000        4,518
   Associates Corp. of North America                                  7.54%    4/14/2004               3,000        2,988
   Finova Capital Corp.                                               6.75%   11/15/2004               5,000        4,787
   Finova Capital Corp.                                               7.40%     5/6/2006               5,000        4,857

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INTERMEDIATE-TERM  CORPORATE FUND                                    COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   INSURANCE (4.3%)
   Conseco Inc.                                                       6.40%    2/10/2003          $   10,000   $    9,444
   Conseco Inc.                                                       9.00%   10/15/2006               5,000        5,046
   Horace Mann Educators Corp.                                       6.625%    1/15/2006               8,250        7,475
   Liberty Financial Co.                                              6.75%   11/15/2008              17,000       15,408
   NAC Re Corp.                                                       7.15%   11/15/2005               6,500        6,238
   Prudential Insurance Co. of America                               6.375%    7/23/2006 (2)          10,800       10,009
   Reinsurance Group of America Inc.                                  7.25%     4/1/2006 (2)          10,000        9,468

   OTHER (12.1%)
   Bear Stearns Co., Inc.                                            7.625%    12/7/2009              10,000        9,662
   Bradley Operating LP                                               7.20%    1/15/2008               4,000        3,604
   Cabot Industrial Properties LP                                    7.125%     5/1/2004               8,000        7,611
   Camden Property Trust                                             7.172%    6/21/2004               3,000        2,868
   Colonial Realty LP                                                 6.96%    7/26/2004               5,000        4,623
   Commercial Net Lease Realty Inc.                                  7.125%    3/15/2008               5,000        4,397
   DR Investments                                                     7.45%    5/15/2007 (2)           5,000        4,898
   Donaldson Lufkin & Jenrette, Inc.                                  6.50%     4/1/2008               5,000        4,543
   Donaldson Lufkin & Jenrette, Inc.                                  6.50%     6/1/2008              10,000        9,072
   ERAC USA Finance Co.                                              6.625%    5/15/2006 (2)          15,000       13,887
   ERAC USA Finance Co.                                               7.95%   12/15/2009 (2)           8,775        8,663
   Evans Withycombe Residential, Inc.                                 7.50%    4/15/2004               3,000        2,933
   First Industrial LP                                                7.00%    12/1/2006               1,500        1,368
   First Industrial LP                                                7.60%    5/15/2007               3,000        2,829
   Goldman Sachs Group                                                7.80%    1/28/2010              10,000        9,850
   Irvine Apartment Communities Inc.                                  7.00%    10/1/2007               5,000        4,374
   Lehman Brothers Holdings Inc.                                     6.625%     2/5/2006              13,000       12,143
   Mack-Cali Realty                                                   7.25%    3/15/2009               8,000        7,365
   Merry Land & Investment Co., Inc.                                 6.875%    11/1/2004               2,000        1,900
   Merry Land & Investment Co., Inc.                                  6.90%     8/1/2007               5,000        4,597
   Oasis Residential Inc.                                             6.75%   11/15/2001               2,500        2,444
   Paine Webber Group Inc.                                           6.375%    5/15/2004               5,000        4,722
   Paine Webber Group Inc.                                           7.625%   10/15/2008              10,000        9,664
   Realty Income Corp.                                                7.75%     5/6/2007               3,000        2,726
   Reckson Operating Partnership LP                                   7.40%    3/15/2004               5,000        4,767
   Regency Centers LP                                                 7.40%     4/1/2004               3,000        2,869
   Salomon Inc.                                                       6.74%   12/15/2003               5,000        4,888
   Salomon Smith Barney Holdings Inc.                                6.875%    6/15/2005               5,000        4,832
   Security Capital Group                                             7.15%    6/15/2007               2,000        1,753
   Security Capital Pacific Trust                                    7.375%   10/15/2006               3,000        2,813
   Shurgard Storage Centers, Inc.                                     7.50%    4/25/2004               3,000        2,858
   Susa Partnership LP                                                7.00%    12/1/2007               4,000        3,502
   Topaz Ltd.                                                         6.92%    3/10/2007 (1)(2)        9,474        9,158
                                                                                                               ----------
                                                                                                                  481,864
                                                                                                               ----------
INDUSTRIAL (23.8%)
   AEROSPACE & DEFENSE (1.1%)
   Lockheed Martin Corp.                                              7.95%    12/1/2005               6,850        6,748
   PanAmSat Corp.                                                    6.375%    1/15/2008               5,000        4,351
   Raytheon Co.                                                       6.75%    8/15/2007               5,450        5,004

   AUTOMOTIVE (1.6%)
   Daimler-Chrysler North America Holding Corp.
     Global Notes                                                     7.20%     9/1/2009              25,000       24,034

   CABLE (0.9%)
   TCI Communications, Inc.                                          6.875%    2/15/2006               7,000        6,748
   TCI Communications, Inc.                                           7.25%     8/1/2005               7,000        6,899

   CHEMICALS (0.9%)
   E. I. du Pont de Nemours & Co.                                    6.875%   10/15/2009               7,000        6,651
   Hercules Inc.                                                      6.60%     8/1/2027               2,500        2,238
   Praxair, Inc.                                                      6.70%    4/15/2001               5,000        4,960

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   CONSUMER GOODS & SERVICES (1.7%)
   Anheuser-Busch Cos., Inc.                                          6.75%     6/1/2005          $    2,000   $    1,919
   Anheuser-Busch Cos., Inc.                                          7.10%    6/15/2007              10,000        9,656
   Dial Corp.                                                         6.50%    9/15/2008               5,000        4,519
   Minnesota Mining & Manufacturing ESOP Trust                        5.62%    7/15/2009 (1)(2)        8,989        8,185

   ENERGY & RELATED GOODS & SERVICES (2.8%)
   Baker Hughes Inc.                                                 7.875%    6/15/2004               2,000        2,007
   Coastal Corp.                                                      6.50%    5/15/2006               5,000        4,661
   Conoco Inc.                                                        6.35%    4/15/2009              10,000        9,127
   Osprey Trust                                                       8.31%    1/15/2003 (2)           5,000        4,968
   PSE&G Capital Corp.                                                6.25%    5/15/2003 (2)          10,000        9,546
   Smith International Inc.                                           7.00%    9/15/2007               7,500        7,050
   Yosemite Trust                                                     8.25%   11/15/2004 (2)           5,000        4,918

   GAMING (0.8%)
   Harrahs Operating Co., Inc.                                        7.50%    1/15/2009              12,600       11,882

   GENERAL INDUSTRIAL (1.4%)
   Allied Signal Inc.                                                 6.20%     2/1/2008              13,300       12,112
   Lafarge Corp                                                       6.375%   7/15/2005               4,750        4,444
   Parker Retirement Savings Plan Trust                               6.34%    7/15/2008 (1)(2)        4,453        4,151

   GROCERY STORES (1.1%)
   American Stores Co.                                                7.40%    5/15/2005               5,000        4,928
   Kroger Co.                                                        6.375%     3/1/2008               2,140        1,942
   Fred Meyer Inc.                                                    7.45%     3/1/2008              10,075        9,779

   HEALTH CARE (1.7%)
   Boston Scientific                                                 6.625%    3/15/2005               7,620        7,050
   Cardinal Health, Inc.                                              6.00%    1/15/2006               8,845        8,008
   Cardinal Health, Inc.                                              6.50%    2/15/2004               3,500        3,349
   The Upjohn Co. ESOP Trust                                          9.79%     2/1/2004 (1)           5,700        6,028

   OTHER (0.3%)
   International Speedway Corp.                                      7.875%   10/15/2004 (2)           5,000        4,861

   PAPER & PACKAGING (1.2%)
   International Paper Co.                                            6.50%   11/15/2007               6,000        5,521
   International Paper Co.                                            7.625%   1/15/2007              11,750       11,586

   RETAIL (1.3%)
   Dillard's Inc.                                                    6.625%   11/15/2008               5,000        4,380
   Dillard's Inc.                                                     6.69%     8/1/2007               5,000        4,476
   Wal-Mart Stores, Inc.                                             6.875%    8/10/2009              10,000        9,542

   TECHNOLOGY & RELATED (3.3%)
   Applied Materials Inc.                                             6.75%   10/15/2007              11,250       10,563
   Applied Materials, Inc.                                            8.00%     9/1/2004               5,000        5,052
   First Data Corp.                                                  6.375%   12/15/2007              12,000       11,128
   Lexmark International, Inc.                                        6.75%    5/15/2008               5,000        4,531
   Lucent Technologies Inc.                                           7.25%    7/15/2006              10,000        9,950
   Tektronix                                                          7.50%     8/1/2003               2,000        1,942
   Tektronix                                                         7.625%    8/15/2002               5,310        5,212

   TRANSPORTATION (3.7%)
   Burlington Northern Railroad Co. Equipment Trust                   7.33%    6/23/2010 (1)           4,168        4,037
   Continental Airlines Pass-Through Trust                            6.41%   10/15/2008 (1)           3,303        3,102
   Continental Airlines Pass-Through Trust                           6.748%    3/15/2017 (1)           9,387        8,203
   Continental Airlines Pass Through Trust                           7.434%    3/15/2006 (1)           5,000        4,837
   Delta Airlines, Inc. Pass-Through Trust                           7.541%   10/11/2011 (1)           4,227        3,981
   Delta Airlines, Inc. Pass-Through Trust                            8.54%     1/2/2007 (1)           2,474        2,468
   Delta Airlines, Inc.                                             10.375%     2/1/2011              10,000       11,172

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INTERMEDIATE-TERM CORPORATE FUND                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   Hertz Corp.                                                       7.625%    8/15/2007          $    5,000   $    4,968
   Northwest Airlines Corp. Pass-Through Trust                        8.07%     1/2/2015 (1)          10,905       10,453
   Union Pacific Railroad Co. Equipment Trust                         6.12%     2/1/2004 (1)           2,000        1,887
                                                                                                               ----------
                                                                                                                  351,714
                                                                                                               ----------

UTILITIES (11.3%)
Alliant Energy Resources Corp.                                       7.375%   11/15/2009              10,000        9,699
Baltimore Gas & Electric Co.                                          6.25%    12/8/2005               5,000        4,656
Baltimore Gas & Electric Co.                                          6.70%    12/1/2006               9,000        8,497
Cinergy Global Resources                                              6.20%    11/3/2008 (2)(3)       10,000        9,016
Coastal Corp.                                                        9.625%    5/15/2012              10,000       11,247
Consolidated Edison Inc.                                              6.25%     2/1/2008               7,750        7,102
East Coast Power                                                     6.737%   11/22/2004               2,797        2,519
El Paso Energy Corp.                                                  6.75%    5/15/2009               7,000        6,455
FPL Group Capital                                                    7.375%     6/1/2009               5,000        4,864
FPL Group Capital                                                    7.625%    9/15/2006               5,000        4,974
GTE Corp.                                                             6.36%    4/15/2006               5,000        4,693
GTE Northwest Inc.                                                    5.55%   10/15/2008              15,000       12,999
GTE South Inc.                                                        6.00%    2/15/2008               7,000        6,309
KeySpan Gas East Corp.                                               7.875%     2/1/2010              10,000       10,086
LG&E Capital Corp.                                                    6.46%    1/15/2008 (2)           5,000        4,576
Midamerican Energy Holdings Co.                                      6.375%    6/15/2006               5,000        4,631
Niagara Mohawk Power Corp.                                           6.625%     7/1/2005              11,125       10,581
Nipsco Capital Markets                                                7.39%     4/1/2004               9,000        8,698
Northern Border Pipeline Co.                                          7.75%     9/1/2009 (2)           7,000        6,875
Progress Capital Holdings                                             7.45%     9/1/2003 (2)          10,000        9,881
Southwestern Bell Telephone                                           6.59%    9/29/2008               5,650        5,269
U S WEST Capital Funding, Inc.                                       6.375%    7/15/2008              14,350       13,004
                                                                                                               ----------
                                                                                                                  166,631
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $1,167,700)                                                                                             1,094,529
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (4.0%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (2.9%)
U.S. Treasury Note                                                   5.625%    2/15/2006               3,000        2,838
U.S. Treasury Note                                                    6.00%    8/15/2009              39,420       37,581
U.S. Treasury Note                                                   6.125%    8/15/2007               3,000        2,892

AGENCY BONDS & NOTES (1.1%)
Federal National Mortgage Assn.                                      6.625%    9/15/2009              14,000       13,299
Federal National Mortgage Assn.                                       7.25%    1/15/2010               2,600        2,584
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $61,408)                                                                                                   59,194
-------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(20.1%)
-------------------------------------------------------------------------------------------------------------------------
Amvescap PLC                                                         6.375%    5/15/2003               5,000        4,797
Amvescap PLC                                                          6.60%    5/15/2005               5,825        5,502
Australian Gas Light Co.                                              6.40%    4/15/2008 (2)          10,000        9,067
BCH Cayman Islands Ltd.                                               6.50%    2/15/2006               5,000        4,676
BSCH Issuances Ltd.                                                  7.625%    11/3/2009              10,000        9,801
Banco Latinoamericano de Exportaciones                                6.35%    4/10/2000 (2)           5,000        4,989
Banco Santiago SA                                                     7.00%    7/18/2007               8,875        7,851
Barclays Bank PLC                                                     7.40%   12/15/2009              23,970       23,142
Bayer Corp.                                                           6.50%    10/1/2002 (2)           6,000        5,863
China Telecom                                                        7.875%    11/2/2004               5,000        4,956
Corporacion Nacional del Cobre de Chile                              7.375%     5/1/2009 (2)          14,765       13,697
The Development Bank of Singapore Ltd.                               7.875%    8/10/2009 (2)           7,000        6,866
Diageo PLC                                                            7.25%    11/1/2009              10,000        9,728
Embotelladora Andina SA                                               7.00%    10/1/2007               5,000        4,552
Israel Electric Corp.                                                 7.75%     3/1/2009 (2)          19,375       18,681
Kimberly-Clark de Mexico                                             8.875%     8/1/2009 (2)           4,090        4,028
Korea Development Bank                                               7.125%    9/17/2001               4,830        4,769
Korea Development Bank                                               7.375%    9/17/2004               5,000        4,825
Malaysia                                                              8.75%     6/1/2009              12,000       12,353
Oil Enterprises Ltd.                                                 6.239%    6/30/2008 (1)(2)        7,040        6,566

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
PacifiCorp Australia LLC                                              6.15%    1/15/2008 (2)(4)   $   14,000   $   12,636
Pemex Finance Ltd.                                                    6.55%    2/15/2006               5,000        4,600
Pemex Finance Ltd.                                                    9.69%     4/1/2007              25,000       25,386
Petro Geo-Services                                                   6.625%    3/30/2008               5,000        4,525
Petroliam Nasional Berhad                                            7.125%   10/18/2006 (2)           8,500        8,006
Pohang Iron & Steel Co. Ltd.                                         6.625%     7/1/2003               5,400        5,129
Pohang Iron & Steel Co. Ltd.                                         7.125%    7/15/2004               2,200        2,094
Pohang Iron & Steel Co. Ltd.                                         7.125%    11/1/2006               5,445        5,048
Quantas Airways                                                       7.75%    6/15/2009 (2)          10,000        9,602
Stagecoach Holdings PLC                                              8.625%   11/15/2009               5,000        5,011
The State of Qatar                                                    9.50%    5/21/2009 (2)           9,400        9,829
Swiss Bank Corp.                                                      6.75%    7/15/2005               5,000        4,765
TPSA Finance BV                                                       7.75%   12/10/2008 (2)          13,000       12,347
TXU Eastern Funding                                                   6.45%    5/15/2005               5,000        4,688
TXU Eastern Funding                                                   6.75%    5/15/2009               5,000        4,561
TransCanada Pipelines                                                9.125%    4/20/2006               6,000        6,364
Union Bank of Switzerland (NY Branch)                                 7.25%    7/15/2006               5,000        4,882
-------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
  (COST $296,743)                                                                                                 296,182
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.4%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
 Pooled Cash Account                                                  5.73%     2/1/2000              11,947       11,947
Collateralized by U.S. Government Obligations in a
 Pooled Cash Account--Note I                                          5.73%     2/1/2000              52,463       52,463
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $64,410)                                                                                                   64,410
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.7%)
  (COST $1,590,261)                                                                                             1,514,315
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.7%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               39,285
Security Lending Collateral Payable to Brokers--Note I                                                            (52,463)
Other Liabilities                                                                                                 (26,136)
                                                                                                               ----------
                                                                                                                  (39,314)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 161,548,303 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                    $1,475,001
=========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                          $9.13
=========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2000, the aggregate value of these securities was $247,106,000, representing 16.8% of net assets.

(3) Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.

(4) Scheduled principal and interest payments are guaranteed by Ambac Assurance Corporation.

-------------------------------------------------------------------------------------------------------------------------
 AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                       AMOUNT         PER
                                                                                                        (000)       SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,575,590     $9.75
 Undistributed Net Investment Income                                                                      --        --
 Accumulated Net Realized Losses--Note G                                                             (24,643)     (.15)
 Unrealized Depreciation--Note H                                                                     (75,946)     (.47)
 NET ASSETS                                                                                       $1,475,001     $9.13
========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
LONG-TERM TREASURY FUND                                              COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (96.1%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (84.4%)
U.S. Treasury Bond                                                    6.00%    2/15/2026          $      650   $      601
U.S. Treasury Bond                                                   6.125%   11/15/2027               3,900        3,670
U.S. Treasury Bond                                                   6.375%    8/15/2027              42,350       41,149
U.S. Treasury Bond                                                    6.50%   11/15/2026              70,075       69,144
U.S. Treasury Bond                                                   6.625%    2/15/2027              49,950       50,068
U.S. Treasury Bond                                                    6.75%    8/15/2026 (1)          99,100      100,749
U.S. Treasury Bond                                                   6.875%    8/15/2025               5,650        5,823
U.S. Treasury Bond                                                    7.50%   11/15/2016              34,500       37,136
U.S. Treasury Bond                                                   7.875%    2/15/2021             147,652      167,104
U.S. Treasury Bond                                                   8.125%    8/15/2019              75,165       86,535
U.S. Treasury Bond                                                   8.125%    5/15/2021             177,500      205,948
U.S. Treasury Bond                                                   8.875%    2/15/2019             119,660      147,020
U.S. Treasury Note                                                    6.00%    8/15/2009              18,500       17,637
U.S. Treasury Inflation-Indexed Note                                 3.875%    1/15/2009              13,833       13,379
U.S. Treasury Inflation-Indexed Note                                 3.875%    4/15/2029              26,224       24,536
U.S. Treasury Inflation-Indexed Note                                  4.25%    1/15/2010              12,004       11,951
Private Export Funding Corp. (U.S. Government Guaranteed)             6.67%    9/15/2009              12,000       11,405
                                                                                                               ----------
                                                                                                                  993,855
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
AGENCY BONDS & NOTES (11.7%)
-------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank                                                5.80%     9/2/2008              59,600       53,814
Federal Home Loan Mortgage Corp.                                      6.75%    9/15/2029              13,100       12,167
Federal National Mortgage Assn.                                      6.625%    9/15/2009              16,550       15,722
Federal National Mortgage Assn.                                       7.25%    1/15/2010              56,750       56,398
                                                                                                               ----------
                                                                                                                  138,101
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $1,147,971)                                                                                             1,131,956
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.5%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
 Pooled Cash Account                                                   5.73%   2/1/2000               23,913       23,913
Collateralized by U.S. Government Obligations in a
 Pooled Cash Account--Note I                                           5.73%   2/1/2000               76,353       76,353
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $100,266)                                                                                                 100,266
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (104.6%)
  (COST $1,248,237)                                                                                             1,232,222
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.6%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               29,239
Security Lending Collateral Payable to Brokers--Note I                                                            (76,353)
Other Liabilities                                                                                                  (7,028)
                                                                                                               ----------
                                                                                                                  (54,142)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 120,955,538 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                    $1,178,080
=========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                          $9.74
=========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) Securities with a value of $5,083,000 have been segregated as initial margin for open futures contracts.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                     AMOUNT         PER
                                                                                                      (000)       SHARE
-------------------------------------------------------------------------------------------------------------------------
 AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $1,212,571       $10.02
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Losses--Note G                                                              (18,438)        (.15)

Unrealized Depreciation--Note H
   Investment Securities                                                                             (16,015)        (.13)
   Futures Contracts                                                                                     (38)          --
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,178,080      $  9.74
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
LONG-TERM CORPORATE FUND                                             COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (79.5%)
-------------------------------------------------------------------------------------------------------------------------
FINANCE (22.0%)
Allstate Corp.                                                        6.75%    5/15/2018          $   20,000   $   17,884
Allstate Corp.                                                        7.50%    6/15/2013              10,000        9,657
Ambac, Inc.                                                           7.50%     5/1/2023              20,000       18,754
American Re Corp.                                                     7.45%   12/15/2026              18,267       17,166
Associates Corp. of North America                                     6.25%    11/1/2008              25,000       22,590
Banc One Corp.                                                        7.75%    7/15/2025              25,000       24,198
Bank of America Corp.                                                 8.50%    1/15/2007              15,000       15,580
BankBoston Corp.                                                     6.625%    12/1/2005              30,000       28,330
CIGNA Corp.                                                          7.875%    5/15/2027              25,000       23,604
Cincinnati Financial Corp.                                            6.90%    5/15/2028              20,000       17,352
Citicorp                                                             7.125%     9/1/2005              15,000       14,658
Citigroup, Inc.                                                      6.625%    1/15/2028              25,000       21,433
Equitable Companies Inc.                                              7.00%     4/1/2028              25,000       22,399
Exxon Capital Corp.                                                   6.00%     7/1/2005              10,000        9,428
Farmers Exchange Capital                                              7.05%    7/15/2028 (2)          30,000       25,363
Fifth Third Bancorp                                                   6.75%    7/15/2005              20,000       19,212
First Chicago Corp.                                                  6.375%    1/30/2009              15,000       13,513
First Union Corp.                                                     6.00%   10/30/2008              10,000        8,834
Fleet Financial Group                                                6.875%    1/15/2028              25,000       21,932
General Electric Capital Corp.                                       8.125%    5/15/2012              42,000       43,739
General Electric Capital Services                                     7.50%    8/21/2035              10,960       10,855
General Electric Global Insurance Holdings Corp.                      7.00%    2/15/2026              50,000       45,945
General Re Corp.                                                      9.00%    9/12/2009              15,000       16,339
John Hancock Mutual Life Insurance Co.                               7.375%    2/15/2024 (2)          50,000       46,199
Liberty Mutual Insurance Co.                                          8.50%    5/15/2025 (2)          35,000       34,395
Lumbermens Mutual Casualty Co.                                        9.15%     7/1/2026 (2)          15,110       14,716
MBIA Inc.                                                             7.00%   12/15/2025               7,550        6,731
Massachusetts Mutual Life                                             7.50%     3/1/2024 (2)           8,710        8,118
Massachusetts Mutual Life                                            7.625%   11/15/2023 (2)          15,970       15,257
Metropolitan Life Insurance Co.                                       7.80%    11/1/2025 (2)          35,000       34,244
National City Bank Pennsylvania                                       7.25%   10/21/2011              10,000        9,501
National City Corp.                                                   7.20%    5/15/2005              10,000        9,784
NationsBank Corp.                                                     7.75%    8/15/2004              15,000       15,085
NationsBank Corp.                                                     7.75%    8/15/2015              10,000        9,869
Republic New York Corp.                                               9.70%     2/1/2009              10,000       11,097
SunTrust Banks                                                        6.00%    2/15/2026              20,000       18,311
Transamerica Corp.                                                   9.375%     3/1/2008              10,000       10,856
Transamerica Financial Corp.                                         6.125%    11/1/2001              15,000       14,661
Travelers Property Casualty Corp.                                     7.75%    4/15/2026              25,000       24,321
UNUM Corp.                                                            6.75%   12/15/2028              25,000       20,434
Wachovia Corp.                                                       6.605%    10/1/2025              30,000       28,534
Wachovia Corp.                                                        6.80%     6/1/2005              10,000        9,655
                                                                                                               ----------
                                                                                                                  810,533
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL (46.5%)
-------------------------------------------------------------------------------------------------------------------------
   AEROSPACE & DEFENSE (1.5%)
   Lockheed Martin Corp.                                              7.65%     5/1/2016              35,000       32,435
   Raytheon Co.                                                       7.20%    8/15/2027              25,000       21,804

   AUTOMOTIVE (4.1%)
   Chrysler Corp.                                                     7.45%     3/1/2027              25,000       23,889
   Eaton Corp.                                                        6.50%     6/1/2025              10,000        9,401
   Eaton Corp.                                                       7.625%     4/1/2024              15,000       14,358
   Ford Motor Co.                                                     8.90%    1/15/2032              40,000       43,844
   General Motors Corp.                                               7.40%     9/1/2025              30,000       28,119
   General Motors Corp.                                               7.70%    4/15/2016              10,000        9,846
   General Motors Corp.                                               9.40%    7/15/2021              20,000       22,808

   BUILDING MATERIALS (0.6%)
   Georgia-Pacific Group                                              7.25%     6/1/2028              25,000       22,328

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   CABLE (0.6%)
   Comcast Cable Communications                                       6.20%   11/15/2008          $   25,000   $   22,372

   CHEMICALS (3.3%)
   E.I. du Pont de Nemours & Co.                                      6.50%    1/15/2028              25,000       21,657
   E.I. du Pont de Nemours & Co.                                      6.75%     9/1/2007              25,000       23,904
   Ferro Corp.                                                       7.125%     4/1/2028              10,000        8,492
   Monsanto Co.                                                       6.75%   12/15/2027              25,000       21,709
   Monsanto Co.                                                      8.875%   12/15/2009              20,000       21,432
   Rohm & Haas Co.                                                    7.85%    7/15/2029              25,000       24,751

   CONSUMER GOODS & SERVICES (5.9%)
   Bestfoods                                                         6.625%    4/15/2028              30,000       26,405
   CPC International, Inc.                                            7.25%   12/15/2026              30,000       28,319
   Coca Cola Enterprises                                              5.75%    11/1/2008              25,000       22,069
   The Walt Disney Co.                                                6.75%    3/30/2006              25,000       24,266
   Kimberly-Clark Corp.                                               6.25%    7/15/2018              25,000       21,931
   Procter & Gamble Co.                                               6.45%    1/15/2026              27,000       23,841
   Procter & Gamble Co.                                               8.50%    8/10/2009              10,000       10,652
   Procter & Gamble Co. ESOP                                          9.36%     1/1/2021              35,000       40,053
   Whirlpool Corp.                                                    9.10%     2/1/2008              20,000       21,078

   ENERGY & RELATED GOODS & SERVICES (4.3%)
   Conoco Inc.                                                        6.35%    4/15/2009              25,000       22,819
   Mobil Corp.                                                       8.625%    8/15/2021              22,000       24,553
   Texaco Capital, Inc.                                              8.625%   11/15/2031              13,000       14,256
   Texaco Capital, Inc.                                               9.75%    3/15/2020              17,000       20,538
   USX Corp.                                                          6.85%     3/1/2008              45,000       41,914
   Ultramar Diamond Shamrock Corp.                                    7.20%   10/15/2017              20,000       17,692
   United Technologies Corp.                                         8.875%   11/15/2019              15,000       16,629

   FOOD & LODGING (1.0%)
   Joseph Seagram & Sons, Inc.                                        7.50%   12/15/2018              20,000       18,981
   Sysco Corp.                                                        6.50%     8/1/2028              22,000       19,316

   GENERAL INDUSTRIAL (4.8%)
   Caterpillar Inc.                                                  6.625%    7/15/2028              25,000       21,291
   Hubbell Inc.                                                      6.625%    10/1/2005              10,000        9,573
   Illinois Tool Works, Inc.                                          5.75%     3/1/2009              25,000       22,158
   Minnesota Mining & Manufacturing Corp.                            6.375%    2/15/2028              35,000       30,644
   Morton International, Inc.                                         9.25%     6/1/2020              10,000       11,204
   PPG Industries, Inc.                                              6.875%    2/15/2012              10,200        9,458
   PPG Industries, Inc.                                               9.00%     5/1/2021               9,750       10,901
   Parker-Hannifin Corp.                                              7.30%    5/15/2011              20,000       18,718
   USA Waste Services Inc.                                            7.00%    7/15/2028              25,000       19,488
   Vulcan Materials Co.                                               6.00%     4/1/2009              25,000       22,063

   HEALTH CARE (4.2%)
   Baxter International, Inc.                                         7.65%     2/1/2027              25,000       23,965
   Bristol-Myers Squibb Co.                                           6.80%   11/15/2026              35,000       32,080
   Johnson & Johnson                                                  6.95%     9/1/2029              25,000       23,691
   Eli Lilly & Co.                                                   7.125%     6/1/2025              50,000       48,058
   Merck & Co.                                                        6.30%     1/1/2026              30,000       25,736

   HOME BUILDING & REAL ESTATE (0.5%)
   Masco Corp.                                                       6.625%    4/15/2018              20,000       17,755

   MEDIA & ENTERTAINMENT (4.4%)
   New York Times Co.                                                 8.25%    3/15/2025              30,000       29,315
   News America Holdings Inc.                                         8.00%   10/17/2016              30,000       29,407
   E.W. Scripps Co.                                                  6.625%   10/15/2007              20,000       18,636
   Time Warner Inc.                                                  6.625%    5/15/2029              25,000       20,775

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

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
LONG-TERM CORPORATE FUND                                             COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   Tribune Co.                                                       6.875%    11/1/2006          $   20,000   $   19,072
   Washington Post Co.                                                5.50%    2/15/2009              50,000       43,408

   METAL (1.1%)
   Aluminum Co. of America                                            6.75%    1/15/2028              35,000       30,496
   Phelps Dodge Corp.                                                7.125%    11/1/2027              12,500       10,679

   PAPER (3.5%)
   Champion International Corp.                                       7.35%    11/1/2025              30,000       27,196
   International Paper Co.                                           6.875%    11/1/2023              10,000        8,909
   Mead Corp.                                                         7.35%     3/1/2017              10,350        9,613
   Tenneco Packaging                                                 8.125%    6/15/2017              20,000       18,861
   Tenneco Packaging                                                 8.375%    4/15/2027              15,000       14,273
   Westvaco Corp.                                                     9.75%    6/15/2020              15,000       17,301
   Weyerhaeuser Co.                                                   8.50%    1/15/2025              30,000       31,853

   TECHNOLOGY & RELATED (3.0%)
   International Business Machines Corp.                              7.00%   10/30/2025              50,000       46,162
   Lucent Technologies, Inc.                                          6.45%    3/15/2029              25,000       21,319
   Motorola, Inc.                                                     7.50%    5/15/2025              45,000       44,205

   TELECOMMUNICATIONS (0.6%)
   AirTouch Communications, Inc.                                      6.35%     6/1/2005              25,000       23,496

   TRANSPORTATION (3.1%)
   Burlington Northern Santa Fe Corp.                                6.375%   12/15/2005              12,500       11,684
   Burlington Northern Santa Fe Corp.                                6.875%    12/1/2027              25,000       22,262
   CSX Corp.                                                          7.95%     5/1/2027              35,000       34,657
   Norfolk Southern Corp.                                             7.80%    5/15/2027              35,000       34,345
   Union Tank Car Co.                                                7.125%     2/1/2007              10,000        9,478
                                                                                                               ----------
                                                                                                                1,712,646
                                                                                                               ----------

UTILITIES (11.0%)
AT&T Corp.                                                            6.50%    3/15/2029              50,000       41,927
Cincinnati Bell, Inc.                                                 6.30%    12/1/2028              25,000       19,011
Coastal Corp.                                                        9.625%    5/15/2012              15,000       16,870
Duke Energy Corp.                                                     6.00%    12/1/2028              25,000       19,988
El Paso Natural Gas Co.                                               7.50%   11/15/2026              25,000       23,762
Florida Power Corp.                                                   6.75%     2/1/2028              22,375       19,837
GTE California Inc.                                                   6.70%     9/1/2009              25,000       23,457
GTE Southwest, Inc.                                                   6.00%    1/15/2006              10,000        9,223
Indiana Bell Telephone Co., Inc.                                      7.30%    8/15/2026              35,000       33,171
Michigan Bell Telephone Co.                                           7.85%    1/15/2022              25,000       25,005
New Jersey Bell Telephone Co.                                         8.00%     6/1/2022              25,000       25,661
Northern States Power Co.                                            7.125%     7/1/2025              30,000       28,093
Oklahoma Gas & Electric Co.                                           6.50%    4/15/2028              12,770       10,927
Pacific Bell                                                         7.125%    3/15/2026              15,000       14,038
PacifiCorp                                                           6.625%     6/1/2007              10,000        9,438
Sprint Capital Corp.                                                 6.875%   11/15/2028              35,000       30,526
Tennessee Gas Pipeline Co.                                            7.50%     4/1/2017              25,000       24,185
Wisconsin Electric Power Co.                                          6.50%     6/1/2028              25,000       21,439
Wisconsin Power & Light                                               5.70%   10/15/2008               7,500        6,561
                                                                                                               ----------
                                                                                                                  403,119
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $3,133,750)                                                                                             2,926,298
-------------------------------------------------------------------------------------------------------------------------

                                       24
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

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(1.4%)
-------------------------------------------------------------------------------------------------------------------------
Province of Manitoba                                            8.875%            9/15/2021         $ 10,000     $ 11,368
Province of Ontario                                              6.00%            2/21/2006           15,000       13,929
Province of Saskatchewan                                         8.50%            7/15/2022           10,000       10,694
Talisman Energy, Inc.                                           7.125%             6/1/2007           15,000       14,202
-------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS

  (COST $53,078)                                                                                                   50,193
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (15.3%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITY (2.9%)
U.S. Treasury Bond                                               5.50%            8/15/2028          125,000      107,874
                                                                                                                ---------

AGENCY BONDS & NOTES (3.2%)
Federal Home Loan Bank                                          5.125%            9/15/2003           25,000       23,404
Federal National Mortgage Assn.                                  5.75%            6/15/2005          100,000       93,525
                                                                                                                ---------
                                                                                                                  116,929
                                                                                                                ---------

MORTGAGE-BACKED SECURITIES (9.2%)
Federal National Mortgage Assn.                                 5.735%             1/1/2009 (1)       14,829       13,143
Federal National Mortgage Assn.                                 15.50%            10/1/2012 (1)            4            5
Government National Mortgage Assn.                               6.00%  5/15/2028-3/15/2029 (1)      290,259      259,719
Government National Mortgage Assn.                               6.50%  5/15/2026-1/15/2029 (1)       71,833       66,399
                                                                                                                ---------
                                                                                                                  339,266
                                                                                                                ---------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $612,816)                                                                                                 564,069
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.4%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account
  (COST $90,306)                                                 5.73%            2/1/2000            90,306       90,306
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.6%)
  (COST $3,889,950)                                                                                             3,630,866
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.4%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               67,535
Liabilities--Note I                                                                                               (16,936)
                                                                                                               ----------
                                                                                                                   50,599
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 455,572,155 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)                                                                                      $3,681,465
=========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                          $8.08
=========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2000, the aggregate value of these securities was $178,292,000, representing 4.8% of net assets.

-------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT         PER
                                                                                                       (000)       SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $3,946,339        $8.66
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses--Note G                                                              (5,790)        (.01)
 Unrealized Depreciation--Note H                                                                    (259,084)        (.57)
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $3,681,465        $8.08
=========================================================================================================================

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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
HIGH-YEILD CORPORATE FUND                                            COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (91.0%)
-------------------------------------------------------------------------------------------------------------------------
FINANCE (2.8%)
Bank United Corp.                                                     8.00%    3/15/2009          $   15,000   $   13,313
Bank United Corp.                                                    8.875%     5/1/2007              30,000       27,892
Chevy Chase Savings Bank                                              9.25%    12/1/2008              15,000       14,025
Imperial Credit Industries, Inc.                                     9.875%    1/15/2007              20,000       14,600
Navistar Financial Corp.                                              9.00%     6/1/2002              15,000       14,925
Olympic Financial Ltd.                                               11.50%    3/15/2007              22,160       23,157
Sovereign Bancorp, Inc.                                              10.50%   11/15/2006              15,000       15,112
Western Financial Savings Bank                                        8.50%     7/1/2003              17,000       15,895
Western Financial Savings Bank                                       8.875%     8/1/2007              20,000       18,200
                                                                                                               ----------
                                                                                                                  157,119
                                                                                                               ----------

INDUSTRIAL (80.6%)
   AEROSPACE & DEFENSE (2.0%)
   Argo-Tech Corp.                                                   8.625%    10/1/2007              16,000       13,600
   K & F Industries, Inc.                                             9.25%   10/15/2007              27,000       25,448
   L-3 Communications Corp.                                           8.50%    5/15/2008               8,425        7,646
   L-3 Communications Corp.                                         10.375%     5/1/2007              20,000       20,100
   Newport News Shipbuilding Inc.                                    8.625%    12/1/2006              25,000       24,125
   Newport News Shipbuilding Inc.                                     9.25%    12/1/2006              20,000       19,600

   AUTOMOTIVE (5.4%)
   Accuride Corp.                                                     9.25%     2/1/2008              20,000       17,600
   Delco Remy International Inc.                                    10.625%     8/1/2006              12,000       12,240
   Dura Operating Corp.                                               9.00%     5/1/2009              10,000        9,300
   Federal-Mogul Corp.                                                7.75%     7/1/2006              54,810       49,878
   Federal-Mogul Corp.                                                8.80%    4/15/2007              18,750       17,961
   Hayes Wheels International, Inc.                                  9.125%    7/15/2007              30,000       28,200
   Hayes Wheels International, Inc.                                  11.00%    7/15/2006              15,000       15,375
   Johnstown America Industries, Inc.                                11.75%    8/15/2005              27,000       27,338
   LDM Technologies Inc.                                             10.75%    1/15/2007               8,000        6,800
   Lear Corp.                                                         7.96%    5/15/2005              25,000       23,719
   Lear Corp.                                                         9.50%    7/15/2006              20,000       19,900
   Navistar International Corp.                                       8.00%     2/1/2008              25,000       23,000
   Tenneco Inc.                                                     11.625%   10/15/2009 (1)          50,000       51,000

   BUILDING MATERIALS (2.2%)
   American Standard Cos. Inc.                                       7.375%     2/1/2008              50,000       45,000
   American Standard Cos. Inc.                                       7.625%    2/15/2010              41,250       37,125
   Nortek Inc.                                                       8.875%     8/1/2008               8,000        7,400
   Nortek, Inc.                                                       9.25%    3/15/2007              17,500       16,669
   Werner Holdings Co., Inc.                                         10.00%   11/15/2007              14,895       14,523

   CABLE (9.9%)
   Adelphia Communications Corp.                                      7.75%    1/15/2009              27,000       23,355
   Adelphia Communications Corp.                                     8.375%     2/1/2008              22,500       20,306
   Bresnan Communications Group                                       8.00%     2/1/2009              23,000       23,172
   CSC Holdings, Inc.                                                7.875%   12/15/2007              30,000       29,272
   CSC Holdings, Inc.                                                8.125%    8/15/2009              25,000       24,717
   CSC Holdings, Inc.                                                8.125%    7/15/2009              25,000       24,718
   CSC Holdings, Inc.                                                 9.25%    11/1/2005              30,000       30,637
   CSC Holdings, Inc.                                                9.875%    2/15/2013              15,000       15,525
   Century Communications Inc.                                       8.875%    1/15/2007              20,000       18,850
   Charter Communications Holdings LLC                               8.625%     4/1/2009              80,000       73,625
   Classic Cable Inc.                                                9.375%     8/1/2009              15,000       14,161
   Classic Cable Inc.                                                9.875%     8/1/2008              12,425       12,165
   Comcast Corp.                                                     9.375%    5/15/2005              24,000       25,230
   Insight Midwest                                                    9.75%    10/1/2009 (1)           5,750        5,779
   Jones Intercable Inc.                                             7.625%    4/15/2008              20,000       19,472
   Lenfest Communications, Inc.                                      8.375%    11/1/2005              73,500       75,131

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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------

   NTL Inc.                                                          10.00%    2/15/2007          $   25,000   $   25,000
   Telewest Communications                                           9.875%     2/1/2010 (1)          19,260       19,043
   USA Networks Inc.                                                  6.75%   11/15/2005              75,000       70,771

   CHEMICALS (2.6%)
   ARCO Chemical Co.                                                  9.80%     2/1/2020              20,000       19,000
   Acetex Corp.                                                       9.75%    10/1/2003              20,000       18,400
   Buckeye Cellulose Corp.                                            8.50%   12/15/2005              15,000       14,550
   Georgia Gulf Corp.                                               10.375%    11/1/2007 (1)           3,450        3,549
   Huntsman Corp.                                                     9.50%     7/1/2007 (1)          17,000       15,980
   Lilly Industries, Inc.                                             7.75%    12/1/2007              15,000       13,710
   Lyondell Chemical Co.                                             9.625%     5/1/2007              50,000       49,500
   Sovereign Specialty Chemicals, Inc.                                9.50%     8/1/2007               8,000        8,040

   CONSUMER GOODS & SERVICES (0.8%)
   Scotts Co.                                                        8.625%    1/15/2009 (1)          20,000       18,700
   Sealy Mattress, Inc.                                              9.875%   12/15/2007              15,000       14,775
   True Temper Sports, Inc.                                         10.875%    12/1/2008              15,000       14,175

   CONTAINERS (2.4%)
   BWAY Corp.                                                        10.25%    4/15/2007              15,000       14,100
   Owens-Illinois Inc.                                                7.35%    5/15/2008              35,000       31,637
   Owens-Illinois, Inc.                                               7.85%    5/15/2004              15,000       14,456
   Owens-Illinois, Inc.                                               8.10%    5/15/2007              35,000       33,303
   Silgan Holding Inc.                                                9.00%     6/1/2009              41,000       38,540

   ENERGY & RELATED GOODS & SERVICES (4.3%)
   AmeriGas Partners, LP Series B                                   10.125%    4/15/2007              10,000       10,100
   Clark Refining & Marketing, Inc.                                  8.375%   11/15/2007              15,000        9,900
   Cross Timbers Oil Co.                                              8.75%    11/1/2009              25,000       22,875
   Cross Timbers Oil Co.                                              9.25%     4/1/2007              16,500       16,417
   Energy Corp. of America                                            9.50%    5/15/2007               7,220        5,198
   Newfield Exploration Co.                                           7.45%   10/15/2007              15,000       13,789
   Newpark Resources, Inc.                                           8.625%   12/15/2007              15,000       13,950
   Oryx Energy Co.                                                    8.00%   10/15/2003              10,000       10,008
   P & L Coal Holdings Corp.                                         8.875%    5/15/2008              40,000       38,300
   Plains Resources, Inc.                                            10.25%    3/15/2006              16,000       15,520
   Pride Petroleum Services, Inc.                                    9.375%     5/1/2007              32,000       31,360
   RBF Finance Co.                                                   11.00%    3/15/2006              30,000       31,350
   Tesoro Petroleum Corp.                                             9.00%     7/1/2008              10,000        9,325
   Tuboscope Inc.                                                     7.50%    2/15/2008              15,000       12,584

   FOOD & LODGING (1.3%)
   Aurora Foods Inc.                                                  8.75%     7/1/2008              15,000       13,837
   B & G Foods, Inc.                                                 9.625%     8/1/2007              10,000        8,800
   Nash Finch Co.                                                     8.50%     5/1/2008              16,080       13,266
   New World Pasta Co.                                                9.25%    2/15/2009              16,000       14,360
   Tricon Global Restaurants, Inc.                                    7.65%    5/15/2008              25,000       23,304

   GENERAL INDUSTRIAL (4.7%)
   Allied Waste North America Inc.                                   7.625%     1/1/2006              35,000       30,800
   Anchor Glass Container Corp.                                      11.25%     4/1/2005               5,650        4,746
   Cincinnati Milacron, Inc.                                         8.375%    3/15/2004              11,500       11,218
   Consumers International                                           10.25%     4/1/2005              19,305       13,513
   Henry Co.                                                         10.00%    4/15/2008               6,235        4,489
   Idex Corp.                                                        6.875%    2/15/2008              22,500       19,610
   International Wire Group                                          11.75%     6/1/2005              15,000       15,413
   Mastec, Inc.                                                       7.75%     2/1/2008              30,000       27,450
   Neenah Corp.                                                     11.125%     5/1/2007              25,170       22,968
   Numatics Inc.                                                     9.625%     4/1/2008              16,500       13,365
   Park-Ohio Industries, Inc.                                         9.25%    12/1/2007              20,000       18,450
   Roller Bearing Co. of America Inc.                                9.625%    6/15/2007              10,000        9,050
   Royster-Clark Inc.                                                10.25%     4/1/2009 (1)          12,000       10,680

                                       27
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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
HIGH-YEILD CORPORATE FUND                                            COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   Terex Corp.                                                       8.875%     4/1/2008           $  17,500    $  16,100
   Waste Management, Inc.                                            6.875%    5/15/2009              50,000       42,722

   HEALTH CARE (4.5%)
   Beverly Enterprises Inc.                                           9.00%    2/15/2006              18,000       16,650
   Columbia/HCA Healthcare Corp.                                      6.91%    6/15/2005              25,000       22,568
   Columbia/HCA Healthcare Corp.                                      7.00%     7/1/2007              30,000       26,333
   Columbia/HCA Healthcare Corp.                                      7.25%    5/20/2008              30,000       26,463
   Leiner Health Products, Inc.                                      9.625%     7/1/2007               9,270        6,929
   Lifepoint Hospitals Holding Corp.                                 10.75%    5/15/2009              10,000       10,300
   Owens & Minor, Inc.                                              10.875%     6/1/2006              14,075       14,462
   Tenet Healthcare Corp.                                            8.125%    12/1/2008              70,000       64,750
   Tenet Healthcare Corp.                                            8.625%    1/15/2007              40,000       38,500
   Triad Hospitals Holdings, Inc.                                    11.00%    5/15/2009              20,785       21,512

   HOME BUILDING & REAL ESTATE (1.7%)
   CapStar Hotel Co.                                                  8.75%    8/15/2007              20,000       17,800
   Kaufman & Broad Home Corp.                                         7.75%   10/15/2004              26,250       24,675
   Standard Pacific Corp.                                             8.00%    2/15/2008              15,000       12,938
   Standard Pacific Corp.                                             8.50%    6/15/2007              15,000       13,875
   Toll Corp.                                                         7.75%    9/15/2007              15,000       13,238
   Del E. Webb Corp.                                                 10.25%    2/15/2010              15,000       12,900

   MEDIA & ENTERTAINMENT (9.6%)
   AMC Entertainment Inc.                                             9.50%     2/1/2011              20,000       16,000
   Chancellor Media Corp.                                            8.125%   12/15/2007              21,465       21,304
   Chancellor Media Corp.                                             8.75%    6/15/2007               8,500        8,521
   Chancellor Media Corp.                                            9.375%    10/1/2004              15,000       15,675
   Citadel Broadcasting Co.                                           9.25%   11/15/2008              12,250       11,882
   EchoStar DBS Corp.                                                9.375%     2/1/2009             100,000       98,250
   Emmis Communications Corp.                                        8.125%    3/15/2009              30,000       27,825
   Fox/Liberty Networks LLC                                          8.875%    8/15/2007              70,000       71,050
   Lin Television Corp.                                              8.375%     3/1/2008              33,000       30,030
   Loews Cineplex Entertainment                                      8.875%     8/1/2008              40,000       32,200
   Mail-Well Corp.                                                    8.75%   12/15/2008              19,125       17,786
   Primedia, Inc.                                                    7.625%     4/1/2008              20,000       18,600
   RCN Corp.                                                         10.00%   10/15/2007              30,000       29,100
   TV Guide, Inc.                                                    8.125%     3/1/2009              55,000       53,763
   Von Hoffman Press Inc.                                           10.875%    5/15/2007 (1)          12,095       11,490
   World Color Press, Inc.                                            7.75%    2/15/2009              20,000       18,687
   World Color Press, Inc.                                           8.375%   11/15/2008              45,000       43,922
   Young Broadcasting Inc.                                            9.00%    1/15/2006              10,000        9,400

   METAL (3.9%)
   AK Steel Corp.                                                    7.875%    2/15/2009              25,000       22,437
   AK Steel Corp.                                                    9.125%   12/15/2006              55,000       53,762
   Armco, Inc.                                                        9.00%    9/15/2007              20,000       19,500
   Bethlehem Steel Corp.                                            10.875%     9/1/2003              10,500       10,500
   LTV Corp.                                                          8.20%    9/15/2007              37,000       32,375
   LTV Corp.                                                         11.75%   11/15/2009 (1)          25,000       26,250
   National Steel Corp.                                              9.875%     3/1/2009              13,000       13,130
   Ryerson Tull, Inc.                                                9.125%    7/15/2006              11,960       12,110
   Weirton Steel Corp.                                               10.75%     6/1/2005              12,500       12,500
   Wells Aluminum Corp.                                             10.125%     6/1/2005              11,790       12,438

   PAPER & PACKAGING (4.7%)
   Ball Corp.                                                         7.75%     8/1/2006              35,000       33,162
   Ball Corp.                                                         8.25%     8/1/2008              15,000       14,175
   Boise Cascade Co.                                                  9.45%    11/1/2009              15,000       15,858
   Buckeye Technologies, Inc.                                         8.00%   10/15/2010              12,460       11,245
   Container Corp. of America                                         9.75%     4/1/2003              50,000       51,125
   Domtar Inc.                                                        8.75%     8/1/2006              15,000       15,075
   Domtar Inc.                                                        9.50%     8/1/2016              18,750       19,406

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

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   Fonda Group Inc.                                                   9.50%     3/1/2007           $  15,000    $  12,450
   NoramPac Inc.                                                      9.50%     2/1/2008              10,000       10,025
   Packaging Corp. of America                                        9.625%     4/1/2009              20,000       20,100
   Paperboard Industries International Inc.                          8.375%    9/15/2007              18,750       17,250
   Repap New Brunswick, Inc.                                          9.00%     6/1/2004               5,000        4,800
   Tembec Finance Corp.                                              9.875%    9/30/2005               8,325        8,450
   Tembec Industries Inc.                                            8.625%    6/30/2009               4,610        4,472
   U.S. Timberlands LLC                                              9.625%   11/15/2007              27,000       25,178

   RETAIL (0.2%)
   Boise Cascade Office Products Corp.                                7.05%    5/15/2005              14,490       13,607

   TECHNOLOGY & RELATED (7.3%)
   Amphenol Corp.                                                    9.875%    5/15/2007               9,000        9,180
   Beckman Instruments, Inc.                                          7.45%     3/4/2008              30,000       27,019
   Fairchild Semiconductor Corp.                                    10.125%    3/15/2007              22,275       22,108
   Fisher Scientific International Inc.                               9.00%     2/1/2008              60,000       55,950
   Iron Mountain, Inc.                                                8.25%     7/1/2011              15,000       13,275
   Iron Mountain, Inc.                                                8.75%    9/30/2009              37,500       34,781
   Iron Mountain, Inc.                                              10.125%    10/1/2006              16,500       16,624
   Pierce Leahy Corp.                                                9.125%    7/15/2007              15,000       14,400
   PSINet Inc.                                                       10.00%    2/15/2005              90,000       89,100
   SCG Holding & Semiconductor Co. Corp.                             12.00%     8/1/2009 (1)          50,000       52,875
   Telecommunication Techniques Co.                                   9.75%    5/15/2008              22,000       20,020
   Unisys Corp.                                                      7.875%     4/1/2008              30,000       28,200
   Wesco Distribution Inc.                                           9.125%     6/1/2008              25,000       22,813

   TELECOMMUNICATIONS (12.1%)
   Covad Communications                                              12.00%    2/15/2010 (1)          23,130       23,303
   Crown Castle International Corp.                                   9.00%    5/15/2011              25,000       23,750
   Crown Castle International Corp.                                   9.50%     8/1/2011              18,750       18,375
   Flag Limited Inc.                                                  8.25%    1/30/2008              45,000       41,175
   GCI, Inc.                                                          9.75%     8/1/2007              20,000       18,200
   Global Crossing Holding Ltd.                                      9.125%   11/15/2006 (1)          50,000       48,438
   ITC DeltaCom, Inc.                                                8.875%     3/1/2008              22,000       21,560
   ITC DeltaCom, Inc.                                                 9.75%   11/15/2008              12,500       12,750
   ITC DeltaCom, Inc.                                                11.00%     6/1/2007               8,781        9,220
   Intermedia Communications Inc.                                     8.50%    1/15/2008              45,000       40,725
   Intermedia Communications Inc.                                    8.875%    11/1/2007              15,000       13,875
   Level 3 Communications, Inc.                                      9.125%     5/1/2008              90,000       83,700
   MJD Communications Inc.                                            9.50%     5/1/2008              12,000       11,280
   McLeodUSA Inc.                                                    8.125%    2/15/2009              10,000        9,000
   McLeodUSA Inc.                                                    8.375%    3/15/2008              15,000       13,725
   McLeodUSA Inc.                                                     9.25%    7/15/2007              15,000       14,700
   Nextel Communications Inc.                                        9.375%   11/15/2009 (1)          50,000       48,188
   Nextel Communications Inc.                                        12.00%    11/1/2008              45,000       49,725
   NEXTLINK Communications, Inc.                                     10.75%   11/15/2008              25,000       25,250
   NEXTLINK Communications, Inc.                                     10.75%     6/1/2009              21,000       21,263
   Qwest Communications International Inc.                            7.50%    11/1/2008              63,000       60,795
   Rogers Cantel, Inc.                                                8.30%    10/1/2007              27,500       27,225
   Verio Inc.                                                        11.25%    12/1/2008              20,000       20,900
   Voicestream Wireless Corp.                                       10.375%   11/15/2009 (1)          14,565       15,038

   TEXTILES & RELATED (0.6%)
   Westpoint Stevens Inc.                                            7.875%    6/15/2005              40,000       35,800

   TRANSPORTATION (0.4%)
   Budget Group Inc.                                                 9.125%     4/1/2006              25,000       22,750
                                                                                                               ----------
                                                                                                                4,489,521
UTILITIES (7.6%)
AES Corp.                                                            8.375%    8/15/2007              30,000       27,375
AES Corp.                                                             8.50%    11/1/2007              24,000       22,080
AES Corp.                                                             9.50%     6/1/2009              25,000       24,937

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
HIGH-YEILD CORPORATE FUND                                            COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
CMS Energy Corp.                                                      7.50%    1/15/2009          $   26,000   $   23,535
CMS Energy Corp.                                                     7.625%   11/15/2004              18,000       17,253
CMS Energy Corp.                                                     8.125%    5/15/2002              30,000       29,519
Caithness Coso Fund Corp.                                             9.05%   12/15/2009              15,000       14,550
Calpine Corp.                                                        7.625%    4/15/2006              25,000       23,625
Calpine Corp.                                                        7.875%     4/1/2008              36,380       34,692
Cleveland Electric Illuminating Co.                                   7.43%    11/1/2009              17,500       16,640
El Paso Electric Co.                                                  8.25%     2/1/2003              15,000       15,029
El Paso Electric Co.                                                  8.90%     2/1/2006              23,000       23,665
El Paso Electric Co.                                                  9.40%     5/1/2011              28,000       29,278
Midland Funding II                                                   11.75%    7/23/2005              25,000       26,688
Niagara Mohawk Power Corp.                                            7.75%    10/1/2008              60,000       58,999
Public Service Co. of New Mexico                                      7.50%     8/1/2018              20,000       18,452
Texas-New Mexico Power Co.                                           10.75%    9/15/2003              14,000       14,121
                                                                                                               ----------
                                                                                                                  420,438
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $5,349,265)                                                                                             5,067,078
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (6.6%)
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                                    5.75%    8/15/2003             100,000       97,075
U.S. Treasury Note                                                    6.00%    8/15/2004              75,000       72,885
U.S. Treasury Note                                                    6.50%    5/31/2002             100,000       99,679
U.S. Treasury Note                                                    6.50%    8/15/2005             100,000       98,874
TOTAL U.S. GOVERNMENT SECURITIES
  (COST $384,968)                                                                                                 368,513
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.1%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
 Pooled Cash Account                                                  5.73%    2/1/2000               14,770       14,770
Collateralized by U.S. Government Obligations in a
 Pooled Cash Account--Note I                                          5.73%    2/1/2000              212,430      212,430
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $227,200                                                                                                  227,200
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.7%)
  (COST $5,961,433)                                                                                             5,662,791
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.7%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                              176,067
Security Lending Collateral Payable to Brokers--Note I                                                           (212,430)
Other Liabilities                                                                                                 (55,620)
                                                                                                               ----------
                                                                                                                (91,983)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 765,261,820 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                    $5,570,808
=========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                          $7.28
=========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2000, the aggregate value of these securities was $350,313,000, representing 6.3% of net assets.

-------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT         PER
                                                                                                       (000)       SHARE
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                  $6,048,007         $7.90
Undistributed Net Investment Income                                                                      --            --
Accumulated Net Realized Losses--Note G                                                            (178,557)         (.23)
Unrealized Appreciation--Note H                                                                    (298,642)         (.39)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                       $5,570,808         $7.28
=========================================================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Bond Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights appearing in the annual report to shareholders present fairly, in all material respects, the financial position of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Short-Term Corporate Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard Intermediate-Term Corporate Fund, Vanguard Long-Term Treasury Fund, Vanguard Long-Term Corporate Fund and Vanguard High-Yield Corporate Fund (separate funds of Vanguard Bond Funds, hereafter referred to as the "Funds") at January 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2000 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

March 6, 2000

(C) 2000 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.                     F280-3/22/2000



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